Exhibit 10.2

Execution Version

SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (this “Amendment”) is entered into as of April 27, 2020, by and among RTI SURGICAL, INC., a Delaware corporation (the “Borrower”), the other Persons party hereto that are designated as a “Loan Party” on the signature pages hereof, ARES CAPITAL CORPORATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the LENDERS signatory hereto, each in their individual capacity as a Lender under the Existing Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the other Loan Parties, the Administrative Agent and the Lenders from time to time party thereto are parties to that certain Second Lien Credit Agreement, dated as of March 8, 2019 (as amended by that First Amendment to Second Lien Credit Agreement, dated as of March 3, 2020, as the same may have been further amended, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement, as amended by this Amendment, as the same may be further amended, amended and restated, supplemented, or otherwise modified from time to time after to the date hereof, the “Credit Agreement”; unless otherwise expressly stated herein, capitalized terms used herein without definition have the respective meanings given to them in the Credit Agreement);

WHEREAS, on the terms and subject to the conditions set forth herein, the Loan Parties have requested, and each Lender identified on Schedule 1 annexed hereto (the “Second Amendment Incremental Term Lenders”) has agreed to establish, an Incremental Term Loan Commitment (collectively, the “Second Amendment Incremental Term Loan Commitments”) in Dollars, and the Second Amendment Incremental Term Lenders have agreed to provide Incremental Term Loans in Dollars thereunder in the aggregate principal amount of $30,000,000 (the loans made pursuant to the Second Amendment Incremental Term Loan Commitments, the “Second Amendment Incremental Term Loans”);

WHEREAS, the Loan Parties have further requested that a portion of Second Amendment Incremental Term Loan Commitments up to $13,500,000 be available on a delayed-draw basis (the “Delayed Draw Sub-Commitments”) at any time after the Second Amendment Effective Date (as defined below) and on or prior to August 31, 2020 (the “Availability Period”), and each Second Amendment Incremental Term Lender has agreed, on the terms and subject to the conditions set forth in this Amendment, to provide a portion of its Second Amendment Incremental Term Loan Commitment in the form of a Delayed Draw Sub-Commitment);

WHEREAS, the Consenting Lenders (as defined below) are willing to consent to Borrower’s obtaining the Second Amendment Incremental Term Loan Commitments (including the Delayed Draw Sub-Commitments) and the incurrence of the Second Amendment Incremental Term Loans, which will, except as expressly provided herein, be on terms identical with the Initial Term Loans outstanding on the Second Amendment Effective Date, in each case, on the terms and subject to the conditions set forth in this Amendment; and

WHEREAS, the Loan Parties have requested that the Administrative Agent and the Consenting Lenders agree to amend certain provisions of the Existing Credit Agreement and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Consenting Lenders have agreed to do so, on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree, subject to the conditions set forth in Section III hereof, as follows:

SECTION I. CONSENT TO SECOND AMENDMENT INCREMENTAL TERM LOANS; WAIVER

Notwithstanding anything to the contrary set forth in the Existing Credit Agreement, (a) each Lender party hereto that was a Lender immediately prior to giving effect to this Amendment, which Lenders constitute all Lenders immediately prior to giving effect to this Amendment (each, a “Consenting Lender” and, collectively, the “Consenting Lenders”), hereby consents to (i) the establishment of the Second Amendment Incremental Term Loan Commitments (including the Delayed Draw Sub-Commitment) as provided for herein and (ii) the incurrence of the Second Amendment Incremental Term Loans, in each case on the terms set forth herein, and (b) each Consenting Lender hereby waives compliance with the provisions of Sections 2.01(c)(iii) and 2.01(c)(iv) of the Existing Credit Agreement to the extent the terms of the Second Amendment Incremental Term Loan Commitments (including the Delayed Draw Sub-Commitment) and Second Amendment Incremental Term Loans set forth herein are inconsistent with the terms of such Section.

SECTION II. SECOND AMENDMENT INCREMENTAL TERM LOANS

A. Second Amendment Incremental Term Loan Commitments. (a) Each Second Lien Incremental Term Lender hereby commits to provide, on the Second Amendment Effective Date, its Second Amendment Incremental Term Loan Commitment (including its ratable portion of the Delayed Draw Sub-Commitment) in Dollars in the aggregate principal amount set forth opposite such Second Amendment Incremental Term Lender’s name on Schedule 1 annexed hereto, on the terms set forth below, and subject to the conditions set forth in Section III hereof.

(b) Each Second Amendment Incremental Term Lender severally (and not jointly) agrees, subject to the terms and conditions of this Amendment and the Credit Agreement, to make Second Amendment Incremental Term Loans to the Borrower in an aggregate principal amount in Dollars equal to the amount set forth opposite such Second Amendment Incremental Term Lender’s name on Schedule 1 annexed hereto. The Second Amendment Incremental Term Loan Commitments of the Second Amendment Incremental Term Lenders shall automatically and permanently terminate on the earlier to occur of (i) the date on which all Second Amendment Incremental Term Loan Commitments have been funded and (ii) August 31, 2020. To the extent repaid, Second Amendment Incremental Term Loans may not be reborrowed. The portion of the principal amount of the Second Amendment Incremental Term Loan Commitments that the Borrower does not borrow on the Second Amendment Effective Date (also known as the Delayed Draw Sub-Commitments), which amount equals $13,500,000 in the aggregate, shall be available to be borrowed on no more than three additional occasions during the Availability Period. To request a Borrowing under the Delayed Draw Sub-Commitments, the Borrower shall submit a Notice of Borrowing in accordance with Section 2.03 of the Credit Agreement. The availability of the Second Amendment Incremental Term Loans under the Delayed Draw Sub-Commitments shall be subject to satisfaction (or waiver in accordance with the terms of the Credit Agreement) of the conditions set forth in Sections 4.02 and 4.03 of the Credit Agreement.

(c) This Amendment shall constitute an incremental amendment for purposes of Section 2.01(c)(v) of the Existing Credit Agreement. The Administrative Agent, the Second Amendment Incremental Lenders and the Consenting Lenders acknowledge the satisfaction of the ten (10) Business Day notice requirement set forth in Section 2.01(c)(i) of the Existing Credit Agreement.

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B. Second Amendment Incremental Term Loans. Notwithstanding any provision to the contrary herein or in the Existing Credit Agreement, except as expressly set forth herein or in the Credit Agreement, the terms of the Second Amendment Incremental Term Loans shall be the same as the terms of the Initial Term Loans outstanding immediately prior to giving effect to this Amendment. Following the Second Amendment Effective Date, (i) except as otherwise expressly set forth in the Credit Agreement, each reference in the Credit Agreement to “Term Loan Commitment” shall include the Second Amendment Incremental Term Loan Commitments (including the Delayed Draw Sub-Commitment), each reference to “Term Loans” and “Loans” shall include the Second Amendment Incremental Term Loans and each reference to “Term Lenders” and “Lenders” shall include the Second Amendment Incremental Term Lenders hereunder, in each case, unless the context shall require otherwise, and (ii) the Second Amendment Incremental Term Loan Commitments and the Second Amendment Incremental Term Loans shall be entitled to all the benefits afforded by this Amendment, the Credit Agreement and the other Loan Documents and shall, without limiting the foregoing, benefit equally and ratably from the guarantees and security interests created by the applicable Collateral Documents. The Second Amendment Incremental Term Loans made on the Second Amendment Effective Date shall not accrue interest for any period prior to the Second Amendment Effective Date, and the Borrower shall not be required to pay interest on the Second Amendment Incremental Term Loans made on the Second Amendment Effective Date pursuant to Section 2.13 of the Credit Agreement for any period prior to the Second Amendment Effective Date. The Second Amendment Incremental Term Loans funded under the Delayed Draw Sub-Commitment shall not accrue interest for any period prior to the date on which they are funded, and the Borrower shall not be required to pay interest on the Second Amendment Incremental Term Loans made under the Delayed Draw Sub-Commitment pursuant to Section 2.13 of the Credit Agreement for any period prior to the date on which they are funded.

C. Proposed Borrowing. Proceeds of the Second Amendment Incremental Term Loans to be disbursed, net of all fees, costs and expenses (including, without limitation, fees, costs and expenses set forth herein) required to be paid by the Borrower and the other Loan Parties to the Second Amendment Incremental Term Lenders and the Administrative Agent on the Second Amendment Effective Date in accordance with the borrowing notice and final funds flow for this Amendment delivered by the Borrower to, and reasonably acceptable to, the Second Amendment Incremental Term Lenders and the Administrative Agent.

D. Credit Agreement Governs. The Second Amendment Incremental Term Loan Commitments and the Second Amendment Incremental Term Loans shall be subject to the provisions of the Credit Agreement and the other Loan Documents.

E. Second Amendment Incremental Term Lenders. Each Second Amendment Incremental Term Lender acknowledges and agrees that, upon its execution of this Amendment and the making of its Second Amendment Incremental Term Loans that such Second Amendment Incremental Term Lender shall, with respect to its Second Amendment Incremental Term Loans, become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender and shall have all rights of a Lender thereunder.

F. Use of Proceeds. The proceeds of the Second Amendment Incremental Term Loans shall be used solely to fund operating expenses of the Borrower and its Subsidiaries and to pay fees, costs and expenses incurred in connection with this Amendment and shall not be used for any other purpose, including, without limitation, the repayment of Indebtedness of the Borrower and its Subsidiaries.

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G. Notice. For purposes of the Credit Agreement, the initial notice address of each Second Amendment Incremental Term Lender, to the extent not already set forth in the Existing Credit Agreement or in any Assignment, shall be as set forth below its signature below.

H. Recordation of the Second Amendment Incremental Term Loans and Delayed Draw Sub-Commitments. Upon the execution and delivery of this Amendment the Second Amendment Effective Date, the Administrative Agent will record the Second Amendment Incremental Term Loans made by the Second Amendment Incremental Term Lenders on the Second Amendment Effective Date and the Delayed Draw Sub-Commitments of the Second Amendment Incremental Term Loans in the Register as “Second Amendment Incremental Term Loans” and “Second Amendment Incremental Term Loan Commitments,” respectively, for all purposes under the Credit Agreement.

I. Second Amendment Incremental Term Loan Closing Fee. In consideration of each Second Amendment Incremental Term Lender’s agreement to provide its Second Amendment Incremental Term Loan Commitments on the Second Amendment Effective Date, the Borrower hereby agrees to pay to the Administrative Agent, for the ratable benefit of each Second Amendment Incremental Term Lender, a fee (the “Second Amendment Incremental Term Loan Closing Fee”) in an amount equal to 5.0% of the principal amount of the Second Amendment Incremental Term Loan Commitments (including, for the avoidance of doubt, its Delayed Draw Sub-Commitment) provided by such Second Amendment Incremental Term Lender on the Second Amendment Effective Date (prior to giving effect to any funding thereof). The Second Amendment Incremental Term Loan Closing Fee shall be due and payable in full in immediately available funds on the Second Amendment Effective Date, free and clear of, and without deduction for, any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (with appropriate gross-up for withholding taxes) and shall be paid from the proceeds of the Second Amendment Incremental Term Loans (and, at the election of the Administrative Agent, may be in the form, in whole or in part, of original issue discount). The Second Amendment Incremental Term Loan Closing Fee is fully earned on the date hereof and shall not be refundable once paid. Without limiting the foregoing, the obligation to pay the Second Amendment Incremental Term Loan Closing Fee shall be absolute and unconditional and shall not be subject to reduction by way of setoff, counterclaim or otherwise.

J. Amendments to Existing Credit Agreement. Subject to the satisfaction of all of the conditions set forth in Section III below, effective as of the Second Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A attached hereto.

K. Second Amendment Incremental Term Loan and Amendment Effectiveness. The provisions of this Section II, including the Second Amendment Incremental Term Loan Commitments and the obligation of each Second Amendment Incremental Term Lender to make its Second Amendment Incremental Term Loans, shall become effective on the Second Amendment Effective Date.

L. Recitals. The Recitals set forth above are hereby incorporated into and are made a part of this Amendment.

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M. Interest and Legal Fee Reserve. The Borrower agrees that a portion of the Second Amendment Incremental Term Loan Commitments in an amount equal to $2,100,000 (the “Reserved Commitments”) shall be reserved and shall only be permitted to be drawn and applied to (a) the payment of cash interest that has accrued on the Initial Term Loans as of the Second Amendment Effective Date, (b) cash interest that will accrue on the Initial Term Loans during the period commencing on the Second Amendment Effective Date and ending on August 31, 2020 (taking into account whether the Borrower has elected the PIK Option), and (c) solely in the event that the transactions contemplated by the Equity Purchase Agreement (the “OEM Sale”) are not consummated during such period, legal fees and expenses (the “Legal Fees”) estimated by the Administrative Agent to be incurred by the Administrative Agent during the period commencing on the Second Amendment Effective Date and ending on August 31, 2020 (which amount shall not exceed $300,000). In furtherance of the foregoing, the Borrower hereby irrevocably authorizes and directs the Administrative Agent, (i) on each date during the Availability Period on which cash interest on the Loans is required to be paid pursuant to Section 2.13(d) of the Credit Agreement, to cause a Second Lien Incremental Term Loan in an amount equal to the amount of such interest required to be so paid on such date to be made and the proceeds thereof to be applied by the Administrative Agent to the payment of such interest and (ii) on the last Business Day of the Availability Period, if the OEM Sale has not been consummated, to cause a Second Lien Incremental Term Loan to be made in an amount equal to the lesser of the invoiced amount of Legal Fees and $300,000 and the proceeds thereof to be applied to pay the Legal Fees (it being understood and agreed that the Reserved Commitments shall be reduced on a dollar-for-dollar basis by the amount of each Second Amendment Incremental Term Loan funded pursuant to this paragraph automatically and without any further action by any Person upon each funding thereof).

SECTION III. CONDITIONS TO EFFECTIVENESS

The obligation of the Second Amendment Incremental Term Lenders to extend the Second Amendment Incremental Term Loans and the effectiveness of this Amendment (including the provisions of Section II.J hereof) are subject to the satisfaction of the following conditions (the first date on which each of the following conditions is satisfied, the “Second Amendment Effective Date”):

A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Loan Parties, the Second Amendment Incremental Term Lenders, the Consenting Lenders and the Administrative Agent together with such other documents, agreements, certificates, consents, instruments and other items listed the closing checklist (other than those items on the closing checklist that include a post-closing period), a copy of which is attached hereto as Exhibit B, each in form and substance reasonably satisfactory to the Administrative Agent.

B. Fees and Expenses.

(a) The Administrative Agent shall have received payment of a the Second Amendment Incremental Funding Fee in accordance with the terms of Section II.I hereof.

(b) The Borrower shall have paid or caused to be paid in cash to the Administrative Agent, to the extent invoiced, all fees and out-of-pocket expenses required to be reimbursed or paid hereunder or under any other Loan Document.

C. Representations and Warranties. The representations and warranties made by the Loan Parties in Section IV below shall be true and correct in all material respects (without duplication of any materiality qualifiers therein) as of the Second Amendment Effective Date (except in the case of any representation and warranty which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects (without duplication of any materiality qualifiers therein) as of the respective date or for the respective period, as the case may be).

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D. Absence of Default. No Default or Event of Default under the Loan Documents shall have occurred and be continuing or would result after giving effect to the Second Amendment Incremental Term Loans.

E. First Lien Representative Consent. To the extent required under Section 6.2 of the Intercreditor Agreement, the Loan Parties and the Administrative Agent shall have obtained the written consent of the First Lien Representative (as defined in the Intercreditor Agreement) to the consummation of the transactions contemplated by this Amendment on the terms set forth herein.

F. Funding. The initial funding of the Second Amendment Incremental Term Loans shall occur no later than one Business Day after the date hereof.

SECTION IV. REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent Lenders to enter into this Amendment and for the Second Amendment Incremental Term Lenders to make the Second Amendment Incremental Term Loans and provide the Delayed Draw Sub-Commitments, in each case, on the Second Amendment Effective Date, the Loan Parties hereto represent and warrant as of the date hereof to each Lender that the following statements are true and correct in all material respects (provided that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects):

A. Incorporation of Representations and Warranties from Loan Documents. The representations and warranties of each Loan Party set forth in the Loan Documents are and will be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of the Second Amendment Effective Date; provided, that (x) to the extent such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (y) any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on the Second Amendment Effective Date or such earlier date, as the case may be.

B. Authorization. Each Loan Party has the power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement and any other Loan Documents or other documents, agreements or instruments delivered in connection herewith.

C. Enforceability. This Amendment and any other Loan Documents delivered in connection herewith or in any other document or agreement to which any Loan Party is a party constitute the legally valid and binding obligations of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or the availability of equitable remedies.

D. Absence of Default. Both before and after giving effect to this Amendment and the incurrence of the Second Amendment Incremental Term Loans, (i) no Default or Event of Default exists and (ii) no Default or Event of Default under and as defined in the Revolving Credit Agreement exists.

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E. Solvency.

(a) Immediately after the funding of the Second Amendment Incremental Term Loans and the consummation of the transactions related thereto, (i) the fair value of the assets (on a going concern basis) of the Borrower (individually) and the Loan Parties (taken as a whole), at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property (on a going concern basis) of the Borrower (individually) and the Loan Parties (taken as a whole) will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower (individually) and the Loan Parties (taken as a whole) will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower (individually) and the Loan Parties (taken as a whole) will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Second Amended Effective Date.

(b) No Loan Party intends to, nor will permit any Subsidiary to, and no Loan Party believes that it or any Subsidiary will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

F. No Conflicts with Revolving Credit Agreement. The execution, delivery and performance of this Amendment and the Credit Agreement, and the incurrence of the Second Amendment Incremental Term Loans, will not violate or result in a default under the Revolving Credit Agreement or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries in any material respect.

G. Satisfaction of Incremental Facility Conditions. Except to the extent waived hereby, all other conditions precedent to the borrowing of the Second Amendment Incremental Term Loans under Section 2.01(c)(ii) and Section 4.02 of the Existing Credit Agreement have been satisfied.

H. Outstanding Principal Amount of Term Loans. As of the Second Amendment Effective Date, after giving effect to the incurrence of the Second Amendment Incremental Term Loans, the aggregate principal amount of Term Loans (including the Second Amendment Incremental Term Loans) outstanding pursuant to the Credit Agreement will be $122,793,451.46.

SECTION V. ACKNOWLEDGMENT AND CONSENT; REAFFIRMATION

Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Existing Credit Agreement effected pursuant to this Amendment, including without limitation, the providing of the Second Amendment Incremental Term Loan Commitments and the making of the Second Amendment Incremental Term Loans, as provided for herein. Each Loan Party hereby confirms and reaffirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document), including without limitation, the Second Amendment Incremental Term Loans.

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Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.

Each Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents (as they may be modified by this Amendment) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment other than to the extent expressly contemplated hereby.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Person is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Existing Credit Agreement, the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Person to any future amendments to the Credit Agreement.

SECTION VI. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement.

(ii) Except as specifically amended by this Amendment, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, reaffirmed and confirmed and this Amendment shall not be considered, or otherwise serve to effect, a novation of any of the Obligations.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Administrative Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(iv) This Amendment shall be deemed to be a Loan Document as defined in the Credit Agreement.

B. Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

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C. Consent to Jurisdiction; Service of Process. Any legal action or proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and, by execution and delivery of this Amendment, each Loan Party executing this Amendment hereby accepts for itself and in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Amendment shall limit the right of Administrative Agent to commence any proceeding in the federal or state courts of any other jurisdiction to the extent Administrative Agent determines that such action is necessary or appropriate to exercise its rights or remedies under the Loan Documents. The parties hereto (and, to the extent set forth in any other Loan Document, each other Loan Party) hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions. Each Loan Party hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of the Borrower specified in the Credit Agreement (and shall be effective when such mailing shall be effective, as provided therein). Each Loan Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing contained in this Section VI.C shall affect the right of Administrative Agent or any Lender to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction.

D. Waiver of Jury Trial. THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE. EACH PARTY HERETO (A) CERTIFIES THAT NO OTHER PARTY AND NO RELATED PERSON OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS, AS APPLICABLE, BY THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION VI.D.

E. Counterparts; Effectiveness; Facsimile Signature. This Amendment and any amendments waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or Electronic Transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

F. Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

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G. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Administrative Agent.

H. Further Assurance. Borrower hereby agrees from time to time, as and when requested by the Administrative Agent or a Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment, the Credit Agreement and the Loan Documents.

I. Severability; Independence of Provisions; Captions and Headings. If any provision of this Amendment or any promissory note issued in connection herewith is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment, such promissory notes issued in connection herewith and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto acknowledge that this Amendment, any promissory note issued in connection herewith and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Amendment. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

J. Release.

(a) As of the date of this Amendment and as of each date on which Second Amendment Incremental Term Loans are made, each Loan Party, for itself and on behalf of its successors, assigns, Subsidiaries and such Loan Party’ and its Subsidiaries’ officers, directors (or any equivalent governing body), employees, agents, representatives, advisors, consultants, accountants and attorneys, and any Person acting for or on behalf of, or claiming through it (collectively, the “Releasing Persons”), hereby waives, releases, remises and forever discharges the Administrative Agent, each Lender, each other Secured Party and each of their respective Affiliates and successors in title, and past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals of the foregoing entities and all other Persons and entities to whom any Secured Party would be liable if such Persons were found to be liable to such Releasing Persons (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, amounts paid in settlement, debts, deficiencies, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which such Releasing Persons ever had from the beginning of the world until (and including) the date hereof, against any such Releasing Person which relates, directly or indirectly, to the Credit Agreement, any other Loan Document or to any acts or omissions of any such Releasee with respect to the Credit Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Credit Agreement and the other Loan Documents (including as modified hereby, as applicable).

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(b) As to each and every Claim released hereunder, each Loan Party also waives the benefit of each other similar provision of applicable federal, state or foreign law (including without limitation the laws of the State of New York), if any, pertaining to general releases after having been advised by legal counsel to such Loan Party with respect thereto.

(c) Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such Claims and agrees that this Amendment shall be and remain effective in all respects notwithstanding any such differences or additional facts. Each Loan Party understands, acknowledges and agrees that the release set forth above in this Section VI.J may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(d) Each Loan Party hereby covenants, agrees, represents, and warrants that (i) neither such Loan Party nor any other Releasing Person has voluntarily, by operation of law or otherwise, assigned, conveyed, transferred or encumbered, either directly or indirectly, in whole or in part, any right to or interest in any of the Claims released pursuant to this Section VI.J; (ii)(A) this Amendment has been entered into (1) without force or duress and (2) of the free will of each such Person and (B) the decision of such undersigned to enter into this Amendment is a fully informed decision and such undersigned is aware of all legal and other ramifications of each such decision; and (iii) such Loan Party has (A) read and understands this Amendment (including the release granted in this Section VI.J), (B) consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, (C) read this Amendment in full and final form, and (D) been advised by its counsel of its rights and obligations under this Amendment.

(e) Each Loan Party, for itself and on behalf of each other Releasing Person, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Person pursuant to the above release in this Section VI.J. Each Loan Party further agrees that it shall not dispute the validity or enforceability of this Amendment, the Credit Agreement or any of the other Loan Documents or any of its obligations hereunder or thereunder, or the creation, validity, perfection, priority, enforceability or the extent of the Administrative Agent’s security interest or Lien on any item of Collateral under the Credit Agreement, the Security Agreement and the other Loan Documents or the providing of any “control” (within the meaning of Articles 8 and 9 under the applicable UCC) under any Deposit Account Control Agreement or any other Loan Document. If any Loan Party or any other Releasing Person breaches or otherwise violates the foregoing covenant and provisions, such Loan Party, for itself and its Releasing Persons, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees, expenses and costs and any other fees, expenses and costs incurred by such Releasee as a result of such breach or violation.

(f) The provisions of this Section VI.J shall survive the termination of the Credit Agreement and the other Loan Documents and the Payment in Full of the Obligations.

[Signature Pages Follow]

11

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER	RTI SURGICAL, INC., as Borrower and a Loan Party

By:
Name: Jonathon M. Singer
Title: Chief Financial Officer

OTHER LOAN PARTIES:	PIONEER SURGICAL TECHNOLOGY, INC., as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

REGENERATION TECHNOLOGIES, INC. – CARDIOVASCULAR, as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President

BIOLOGICAL RECOVERY GROUP, INC., as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

RTI SERVICES, INC., as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

Second Amendment to Second Lien Credit Agreement

RTI DONOR SERVICES, INC., as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: Vice President

TUTOGEN MEDICAL, INC., as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

TUTOGEN MEDICAL (UNITED STATES), INC., as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

ANGSTROM ACQUISITION CORP. II, as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

PIONEER SURGICAL ORTHOBIOLOGICS, INC., as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

ZYGA TECHNOLOGY, INC., as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

Second Amendment to Second Lien Credit Agreement

PARADIGM SPINE, LLC, as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

RTI SURGICAL HOLDINGS, INC., as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: Chief Financial Officer and Administrative Officer

ANDI’S BELMARALL, LLC, as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

FOURTH DIMENSION SPINE, LLC, as a Guarantor and a Loan Party

By:
Name: Jonathon M. Singer
Title: President & CEO

RTI OEM, LLC, as a Guarantor and a Loan Party

By:
Name: Ryan M. Bartolucci
Title: Vice President, Treasurer & Chief Accounting Officer

Second Amendment to Second Lien Credit Agreement

ADMINISTRATIVE AGENT AND LENDERS:	ARES CAPITAL CORPORATION, as Administrative Agent and as a Consenting Lender and a Second Amendment Incremental Term Lender

By:

Name:
Title:

CION ARES DIVERSIFIED CREDIT FUND, as a Consenting Lender and a Second Amendment Incremental Term Lender

By:

Name:
Title:

ARES CENTRE STREET PARTNERSHIP, L.P., as a Consenting Lender and a Second Amendment Incremental Term Lender

By:

Name:
Title:

ARES PCS HOLDINGS INC., as a Consenting Lender and a Second Amendment Incremental Term Lender

By:

Name:
Title:

ARES PRIVATE CREDIT SOLUTIONS, L.P., as a Consenting Lender and a Second Amendment Incremental Term Lender

By:

Name:
Title:

Second Amendment to Second Lien Credit Agreement

ARES JASPER FUND, L.P., as a Consenting Lender and a Second Amendment Incremental Term Lender

By:

Name:
Title:

ARES ND CREDIT STRATEGIES FUND LLC, as a Consenting Lender and a Second Amendment Incremental Term Lender

By:

Name:
Title:

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES OF SALI MULTI-SERIES FUND, L.P., as a Consenting Lender and a Second Amendment Incremental Term Lender

By:

Name:
Title:

ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY, as a Consenting Lender and a Second Amendment Incremental Term Lender

By:

Name:
Title:

ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P., as a Consenting Lender and a Second Amendment Incremental Term Lender

By:

Name:
Title:

Second Amendment to Second Lien Credit Agreement

ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P., as a Consenting Lender and a Second Amendment Incremental Term Lender

By:
Name:
Title:

ARES SDL HOLDINGS (U) INC., as a Consenting Lender and a Second Amendment Incremental Term Lender

By:
Name:
Title:

ARES DIRECT FINANCE I LP, as a Consenting Lender and a Second Amendment Incremental Term Lender

By:
Name:
Title:

ARES ECSF VIII (BUMA), L.P., as a Consenting Lender and a Second Amendment Incremental Term Lender

By:
Name:
Title:

Second Amendment to Second Lien Credit Agreement

Schedule 1

Second Amendment Incremental Term Loan Commitments

Entity	Incremental 2L Term Loan Commitments
Ares Capital Corporation	$27,230,982.2200
CION Ares Diversified Credit Fund	$900,000.0000
Ares Centre Street Partnership, L.P.	$1,459,383.5800
Ares Private Credit Solutions, L.P.	$2,661.7500
Ares PCS Holdings Inc.	$4,838.2500
Ares Jasper Fund, L.P.	$7,500.0000
Ares ND Credit Strategies Fund LLC	$7,500.0000
Ares Credit Strategies Insurance Dedicated Fund Series Interests of SALI Multi-Series Fund, L.P.	$134,355.2600
Ares Senior Direct Lending Master Fund Designated Activity Company	$5,307.8651
Ares Senior Direct Lending Parallel Fund (L), L.P.	$940.5923
Ares Senior Direct Lending Parallel Fund (U), L.P.	$796.5597
Ares SDL Holdings (U) Inc.	$454.9829
ADF I Holdings LLC	$151,355.6800
Ares European Credit Strategies Fund VIII (BUMA), L.P.	$93,923.2600

Total	$30,000,000.0000

Exhibit A

Conformed Second Lien Credit Agreement as of the Second Amendment Effective Date

See attached

SECOND LIEN CREDIT AGREEMENT

dated as of

March 8, 2019,

as amended by

the First Amendment to Second Lien Credit Agreement,

dated as of March 3, 2020,

and

the Second Amendment to Second Lien Credit Agreement,

dated as of April 27, 2020

among

RTI SURGICAL, INC.,

as the Borrower,

The Lenders Party Hereto,

ARES CAPITAL CORPORATION,

as Administrative Agent

and

Ares Capital Management LLC,

as Sole Bookrunner and Sole Lead Arranger

-i-

-ii-

-iii-

SCHEDULES:

Commitment Schedule
Schedule 3.05	-	Properties
Schedule 3.06	-	Disclosed Matters
Schedule 3.12	-	Material Agreements
Schedule 3.14	-	Insurance
Schedule 3.15	-	Capitalization and Subsidiaries
Schedule 3.24	-	Regulatory Matters
Schedule 3.25	-	Deposit Accounts and Other Accounts
Schedule 4.01(f)	-	Prior Indebtedness
Schedule 5.16	-	Post-Closing Obligations
Schedule 6.01	-	Existing Indebtedness
Schedule 6.02	-	Existing Liens
Schedule 6.04	-	Existing Investments
Schedule 6.10	-	Existing Restrictions
Schedule 9.01	-	Notices

EXHIBITS:

Exhibit A	-	Form of Assignment and Assumption
Exhibit B	-	Form of Notice of Conversion or Continuation
Exhibit C	-	Form of Compliance Certificate
Exhibit D	-	Form of Notice of Borrowing
Exhibit E-1	-	U.S. Tax Certificate (For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes)
Exhibit E-2	-	U.S. Tax Certificate (For Foreign Participants that are not Partnerships for U.S. Federal Income Tax Purposes)
Exhibit E-3	-	U.S. Tax Certificate (For Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes)
Exhibit E-4	-	U.S. Tax Certificate (For Foreign that are Partnerships for U.S. Federal Income Tax Purposes)

-iv-

This SECOND LIEN CREDIT AGREEMENT, dated as of March 8, 2019 (as amended by the First Amendment to Second Lien Credit Agreement, dated as of March 3, 2020, as further amended by the Second Amendment to Second Lien Credit Agreement, dated as of April 27, 2020, as it may be further amended or modified from time to time, this “Agreement”), is entered into by and among RTI SURGICAL, INC., a Delaware corporation, the other Loan Parties party hereto, the Lenders party hereto, and ARES CAPITAL CORPORATION, as Administrative Agent.

The parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account” has the meaning assigned to such term in the Security Agreement.

“Account Debtor” means any Person obligated on an Account.

“Acquired Business” has the meaning assigned to such term in Section 4.01(b).

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which any Loan Party (a) acquires any business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person.

“Administrative Agent” means Ares Capital Corporation, in its capacity as administrative agent for the Lenders hereunder and its successors and permitted assigns in such capacity.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person.

“Aggregate Term Loan Exposure” means, at any time, the aggregate Term Loan Exposure of all the Lenders at such time.

“Anti-Corruption Laws” means any and all laws, rules or regulations relating to corruption or bribery, including, but not limited to, the FCPA and the U.K. Bribery Act 2010.

“Anti-Money Laundering Laws” means any and all laws, rules or regulations relating to money laundering or terrorism financing, including (a) 18 U.S.C. §§ 1956 and 1957; and (b) the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., as amended by the PATRIOT Act, and its implementing regulations.

“Applicable Margin” means, (a) for Initial Terms Loans, (i) for the period ending on the calendar day immediately prior to the Second Amendment Effective Date, for loans bearing interest by reference to LIBOR or for loans bearing interest by reference to Base Rate, as the case may be, in each case, the “Applicable Margin” as defined in the Existing Credit Agreement, (ii) from the Second Amendment Effective Date through and including August 31, 2020, for Initial Term Loans bearing interest by reference to (i) LIBOR, 8.75% per annum or (ii) the Base Rate, 7.75% per annum and (iii) from and after September 1, 2020, for Initial Term Loans bearing interest by reference to (i) LIBOR, 13.50% per annum or (ii) the Base Rate, 12.50% per annum and (b) for Second Amendment Incremental Term Loans bearing interest by reference to (i) LIBOR, initially, 13.50% per annum or (ii) the Base Rate, initially, 12.50% per annum; provided that commencing on September 1, 2020 and on the first day of each of the next four calendar months thereafter, the Applicable Margins in respect of the Second Amendment Incremental Term Loans shall increase on each such date, on a cumulative basis, by an additional 1.00% per annum (automatically and without notice or other action by or on behalf of the Administrative Agent, any Lender or any other Person) (such that, after the fifth such increase, the Applicable Margins described in clauses (c)(i) and (c)(ii) shall equal 18.50% per annum and 17.50% per annum, respectively).

“Applicable Percentage” means, with respect to any Lender, a percentage equal to a fraction the numerator of which is such Lender’s Term Loan Exposure and the denominator of which is the Aggregate Term Loan Exposure; provided that, in accordance with Section 2.20, so long as any Lender shall be a Defaulting Lender, such Defaulting Lender’s Term Loan Exposure shall be disregarded.

“Approved Fund” has the meaning assigned to such term in Section 9.04.

“Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Base Rate” means a floating rate of interest per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate (which shall not be less than 0% per annum) plus 0.50% and (c) the sum of LIBOR for an interest period of one month (giving effect to the minimum LIBOR rate described in clause (b) of the definition of “LIBOR”), plus the excess of the LIBOR Margin (as set forth in the definition of “Applicable Margin”) over the Base Rate Margin (as set forth in the definition of “Applicable Margin”). Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Base Rate Loan” means a Loan bearing interest at a rate determined by reference to the Base Rate.

“Beneficial Owner” means, with respect to any U.S. Federal withholding Tax, the beneficial owner, for U.S. Federal income tax purposes, to whom such Tax relates.

“Billing Statements” has the meaning assigned to such term in Section 2.18(g).

“Board” means the Board of Governors of the Federal Reserve System of the U.S.

“Borrower” means RTI Surgical, Inc., a Delaware corporation.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

“Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.10.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with LIBOR or any LIBOR Loans, the term “Business Day” shall also exclude any day on which banks are not open for general business in London.

“Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a consolidated balance sheet of the Parent and its Subsidiaries prepared in accordance with GAAP.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Casualty Event” means the damage, destruction or condemnation, as the case may be, of property of any Person or any of its Subsidiaries.

“CFC” has the meaning assigned to such term in the definition of “Excluded Subsidiary”.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or Group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Parent; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent by Persons who were neither (i) nominated by the board of directors of the Parent nor (ii) appointed by directors so nominated; (c) the Parent shall cease to own, free and clear of all Liens or other encumbrances, 100% of the outstanding voting Equity Interests of any of its Subsidiaries on a fully diluted basis (except as permitted pursuant to Sections 6.03, 6.04 and 6.05); or (d) a “change in control”, however so defined in the Revolving Credit Agreement or any document governing Subordinated Indebtedness, shall occur.

“Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority; or (c) compliance by any Lender with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented, except to the extent required to be complied with on the date hereof.

“Charges” has the meaning assigned to such term in Section 9.17.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans made on the Effective Date, Second Amendment Incremental Term Loans or other Incremental Term Loans (if made as a separate class of Term Loans).

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” has the meaning assigned to such term in the Security Agreement.

“Collateral Access Agreement” has the meaning assigned to such term in the Security Agreement.

“Collateral Documents” means, collectively, the Security Agreement, the Mortgages and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, mortgages, deeds of trust, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether theretofore, now or hereafter executed by any Loan Party and delivered to the Administrative Agent.

“Commitment Schedule” means the Schedule attached hereto identified as such.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” has the meaning assigned to such term in Section 9.01(d).

“Comparable Treasury Issue” means the United States Treasury security selected by a Reference Treasury Dealer appointed by the Administrative Agent after consultation with Borrower as having a maturity nearest to the first anniversary of the Effective Date that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining period prior to the first anniversary of the Effective Date.

“Comparable Treasury Price” means, for any date, (a) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such date, as set forth in the most recently published statistical release designated “H.15(519)” (or any successor release) published by the Board of Governors of the Federal Reserve System of the United States of America and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities”, or (b) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the average of the Reference Treasury Dealer Quotations for such date.

“Compliance Certificate” has the meaning assigned to such term in Section 5.01(d).

“Computation Period” means each period of four consecutive fiscal quarters ending on the last day of a fiscal quarter (or, as the context requires, a period of 12-consecutive months ending at the end of the applicable month).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Covenant Testing Period” has the meaning set forth in the Revolving Credit Agreement (as in effect on the date hereof).

“Credit Parties” means each of the Administrative Agent and each other Lender.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender (other than Administrative Agent) that, as determined by the Administrative Agent, (a) has failed to (i) fund any portion of the Term Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit (unless such writing or public statement relates to such Lender’s obligations to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within one Business Day after written request by the Administrative Agent or the Borrower, to confirm in writing in a manner satisfactory to the Administrative Agent that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a bankruptcy or insolvency proceeding, (ii) had a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error.

“Delayed Draw Sub-Commitments” has the meaning assigned to such term in the Second Amendment.

“Deposit Account” has the meaning assigned to such term in the Security Agreement.

“Deposit Account Control Agreement” has the meaning assigned to such term in the Security Agreement.

“Disclosed Matters” means the actions, suits, proceedings and environmental matters disclosed in Schedule 3.06.

“Disposition” means, with respect to any Person, any sale, transfer, lease, contribution, division or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of such Person’s or their respective Subsidiaries’ assets (including Accounts and Equity Interests of Subsidiaries) to any other Person in a single transaction or series of transactions.

“Disqualified Institution” means (a) a Person designated by Borrower, by written notice delivered to the Administrative Agent on or prior to the Effective Date, as a (x) disqualified institution, or (y) competitor of Borrower or its subsidiaries (“Disqualified Competitors”) or (b) any Person that is clearly identifiable, solely on the basis of such Person’s name, as an affiliate of any Person referred to in clause (a)(x) or (a)(y) above; provided, however, that Disqualified Institutions shall (A) exclude any Person that Borrower has designated as no longer being a Disqualified Institution by written notice delivered to Agent from time to time and (B) include any Person that is added as a Disqualified Institution, pursuant to a written supplement to the list of Disqualified Institutions, that is delivered by Borrower after the Effective Date to the Administrative Agent.

“Division/Series Transaction” means, with respect to the Loan Parties and their Subsidiaries, that any such Person (a) divides into two or more Persons (whether or not the original Loan Party or Subsidiary thereof survives such division) or (b) creates, or reorganizes into, one or more series, in each case as contemplated under the Laws of any jurisdiction.

“Document” has the meaning assigned to such term in the Security Agreement.

“dollars” or “$” refers to lawful money of the U.S.

“Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the U.S. (excluding any possession or territory thereof).

“EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary non-cash charges for such period, (v) any other non-cash charges for such period (but excluding (x) any non-cash charge in respect of an item that was included in Net Income in a prior period and (y) non-cash charges that relate to the write-down or write-off of inventory, except, in the case of this clause (y), where (I) such inventory was manufactured or purchased by a Loan Party on or before December 31, 2016, (II) such write-down or write-off of such inventory occurs on or prior to the date that is the second anniversary of the Effective Date and (III) the aggregate amount of such non-cash charges does not exceed (A) during the period commencing on the Effective Date and ending on March 8, 2020, $14,000,000 in the aggregate for such period and (2) during the period commencing on March 9, 2020 and ending on March 8, 2021, $14,000,000 in the aggregate for such period), (vi) in each case to the extent calculated in good faith and factually supportable pursuant to documentation and analysis delivered to Administrative Agent, the amount of any restructuring charge, reserve, integration cost or other business optimization expense or cost (including charges directly related to implementation of cost-savings initiatives) that is deducted (and not added back) in such period in computing Net Income including, without limitation, those related to severance, retention, signing bonuses, relocation, recruiting and other employee related costs; provided, that the aggregate amount added back to Net Income pursuant to this clause (vi) shall not exceed 10% of EBITDA, (vii) in each case to the extent incurred after the Effective Date and without duplication of clause (ix) below, the amount of other customary and reasonable accruals, payments and expenses (including legal, tax, structuring and other costs and expenses) incurred during such period in connection with any Acquisition, Investment, Restricted Payment, issuance of Equity Interests or other incurrence of Indebtedness or disposition permitted hereunder (whether or not any such transaction undertaken was completed), (viii) the amount of any expenses, charges or losses for such period that are covered by indemnification or other reimbursement provisions in connection with any Acquisition, Investment, Restricted Payment, issuance of Equity Interests or other incurrence of Indebtedness or disposition permitted hereunder, to the extent actually reimbursed, or, so long as the Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact indemnified or reimbursed within 365 days of such determination, (ix) other expenses, charges or losses disclosed to the Administrative Agent prior to the Effective Date and acceptable to the Administrative Agent, (x) any non-recurring fees, cash charges and other cash expenses (including severance costs) made or incurred in connection with the initial Transactions that are paid or otherwise accounted for within 180 days of consummation of the initial Transactions in an amount not to exceed $12,500,000, and (xi) any reasonable and documented non-recurring fees, cash charges and other cash expenses made or incurred prior to January 1, 2022, in connection with the Disposition contemplated by the Equity Purchase Agreement; provided that the aggregate amount added back to EBITDA pursuant to this clause (xi) shall not exceed $9,000,000 during the term of this Agreement, minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(v) taken in a prior period and (ii) any extraordinary gains and any non-cash items of income for such period, all calculated for the Parent and its Subsidiaries on a consolidated basis in accordance with GAAP); provided, that for any Covenant Testing Period ending on or prior to November 30, 2019, EBITDA for any of the following months, shall be deemed to be:

Calendar Month	EBITDA
March 31, 2018	$3,387,000
April 30, 2018	$1,404,000
May 31, 2018	$2,617,000
June 30, 2018	$3,991,000
July 31, 2018	$1,601,000
August 31, 2018	$2,463,000
September 30, 2018	$3,884,000
October 31, 2018	$1,715,000
November 30, 2018	$1,056,000
December 31, 2018	$3,441,000

“ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

“EDGAR” means SEC’s Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02), which date is March 8, 2019.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Eligible Assignee” has the meaning assigned to such term in Section 9.04.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Parent or any Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any written contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” has the meaning assigned to such term in the Security Agreement.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“Equity Purchase Agreement” means that certain the Equity Purchase Agreement, dated January 13, 2020, between the Borrower and Ardi Bidco Ltd., a Delaware corporation, as in effect on the First Amendment Effective Date.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of the Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition upon the Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical status or in reorganization, within the meaning of Title IV of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excess Cash” means, on any Business Day, the amount of cash and Cash Equivalents of the Borrower and its Subsidiaries calculated on a consolidated basis, other than Excluded Cash, on deposit in the Operating Account that exceeds $1,000,000.

“Excess Cash Flow” means, for a specified period, the excess (if any), of: (a) EBITDA for such period, less (b) the sum for such period (without duplication and to the extent that the following amounts have not already been deducted in determining EBITDA for such period) of (i) Interest Expense paid in cash, (ii) scheduled or mandatory principal payments (excluding mandatory payments pursuant to Sections 2.26(a)(i), (ii) or (iii)) made during such period, (iii) Taxes based on income paid in cash by the Parent and its Subsidiaries, (iv) Capital Expenditures made in cash during such period (and not financed), (v) any costs, expenses and/or charges described in clause (x) of the definition of “EBITDA” to the extent paid in the cash during such period, (vi) the purchase price paid in cash for all Permitted Acquisitions to the extent paid in cash (and not financed), (vii) increases (or minus decreases) in Working Capital for such period, (viii) Restricted Payments permitted by Section 6.08 and made in cash (and not financed) with respect to Equity Interests in the Parent during such period, and (ix) any other amounts paid in cash (and not financed) and added back to net income (or loss) in the calculation of EBITDA during such period.

“Excluded Account” means (i) petty cash accounts for which the aggregate balance does not exceed $200,000, (ii) tax, escrow and trust accounts, and (iii) payroll, workers compensation, fiduciary and other employee wage and benefit accounts.

“Excluded Assets” means (a) all leasehold interests, (b) governmental licenses or state or local franchises, charters and authorizations to the extent a security interest thereon is prohibited or restricted by applicable law, (c) pledges and security interests prohibited or restricted by applicable law (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law), other than proceeds or receivables thereof (with no requirement to obtain the consent of any Governmental Authority or third party, including, without limitation, no requirement to comply with the Federal Assignment of Claims Act or any similar statute to the extent that the applicable Loan Party has not complied with the applicable law in order to eliminate such prohibition or restriction), (d) any lease, license, permit or agreement or any property subject to such lease, license, permit or agreement to the extent that a grant of a security interest therein would violate or invalidate such lease, license, permit or agreement or create a right of termination in favor of any other party thereto (other than Borrower or a Guarantor) or otherwise require consent thereunder (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law), other than proceeds or receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition, (e) any assets to the extent a security interest in such assets could result in adverse tax consequences or adverse regulatory consequences, in each case, as reasonably determined by the Borrower and the Administrative Agent, (f) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, (g) interests in joint ventures and non-wholly owned Subsidiaries which cannot be pledged without the consent of third parties, (h) any property subject to a purchase money financing permitted to be incurred pursuant to the Loan Documents, to the extent that a grant of a security interest in such property would violate or invalidate such financing (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable law), other than proceeds or receivables thereof, (i) assets where the cost of obtaining a security interest therein exceeds the practical benefit to the Lenders afforded thereby, in each case, as reasonably determined by the Administrative Agent, (j) margin stock, (k) voting Equity Interests of any CFC or FSHCO in excess of 65% of any such class of Equity Interests (or such greater percentage that, due to a change in applicable law after the date hereof, (1) could not reasonably be expected to cause the undistributed earnings of such CFC or FSHCO for U.S. Federal income tax purposes to be treated as a deemed dividend to such foreign Subsidiary’s U.S. parent and (2) could not reasonably be expected to cause any adverse tax consequences in the reasonable opinion of the Borrower in consultation with the Administrative Agent), (l) any fee interest in owned real property with a fair market value of less than $1,000,000, and (m) Excluded Accounts, (n) all motor vehicles or other assets subject to certificates of title.

“Excluded Cash” means, as of any date, (a) booked cash as determined in accordance with GAAP and (b) any cash on deposit in tax, escrow and trust accounts, and payroll, workers compensation, fiduciary and other employee wage and benefit accounts.

“Excluded Subsidiary” means (a) any Foreign Subsidiary, (b) any Subsidiary to the extent a Guarantee hereunder by such Subsidiary is prohibited or restricted by contracts or applicable law (including any requirement to obtain Governmental Authority or regulatory authority or third party consent, approval, license or authorization) on the Effective Date or on the date of Acquisition of such Subsidiary (so long as such prohibition or restriction is not created or entered into in contemplation of or in connection with such Person becoming a Subsidiary), (c) any Domestic Subsidiary that has no material liabilities and owns no material assets, other than Equity Interests of one or more Foreign Subsidiaries that is a “controlled foreign corporation” (in each case, a “CFC”) as defined in Section 957 of the Code and assets incidental or related thereto such as intercompany debt of the same CFC (each a “FSHCO”) and (d) any other Subsidiary to the extent the Borrower and the Administrative Agent determine that the cost and/or burden of obtaining a Guarantee of the Obligations by such Subsidiary outweighs the benefits provided thereby.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), (ii) that are Other Connection Taxes or (iii) that are branch profits Taxes imposed by the U.S.; (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Term Loan Commitment pursuant to the applicable law in effect on the date on which (i) such Lender or a Beneficial Owner with respect thereto acquires such interest in the Loan or Term Loan Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender or Beneficial Owner changes its lending office (other than a change made at the request of any Loan Party), except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Term Loan Commitment or to such Lender immediately before it changed its lending office; (c) U.S. Federal withholding Taxes attributable to such Recipient’s failure to comply with Section 2.17(f); and (d) any U.S. Federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” has the meaning assigned to such term in the Second Amendment.

“Existing Facility” has the meaning assigned to such term in Section 2.01(c).

“Extended Term Loan” has the meaning assigned to such term in Section 9.02(f).

“Extending Lender” has the meaning assigned to such term in Section 9.02(f).

“Extension” has the meaning assigned to such term in Section 9.02(f).

“Extension Offer” has the meaning assigned to such term in Section 9.02(f).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any intergovernmental agreements entered into with respect thereto and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among with the U.S. and implementing such Sections of the Code.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended from time to time, and the rules and regulations thereunder.

“FDA” means the United States Food and Drug Administration and any successor thereto.

“Federal Funds Effective Rate” means for any day, the rate per annum (expressed, as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the next succeeding Business Day; provided, (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate charged to Ares on such day on such transactions similar in size and tenor of the Loans as determined by the Administrative Agent in its sole discretion.

“Financial Officer” means the chief executive officer, chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

“First Amendment” means the First Amendment to Second Lien Credit Agreement, dated as of March 3, 2020, among the Borrower, the Administrative Agent, the Loan Parties that are parties thereto and the Lenders that are parties thereto.

“First Amendment Effective Date” means the date on which the First Amendment became effective in accordance with its terms.

“First Amendment Fee” has the meaning assigned to such term in Section 2.11(a).

“First Lien Obligations” means the “First Lien Obligations” as defined in the Intercreditor Agreement.

“Fixed Asset Amortization Amount” means $247,000.

“Fixed Charge Coverage Ratio” means, at any date, the ratio as determined for the Parent and its Subsidiaries on a consolidated basis of (a) EBITDA minus the unfinanced portion of Capital Expenditures minus expenses for taxes paid in cash minus dividends or distributions paid in cash minus unfinanced Capital Lease Obligations paid in cash to (b) Fixed Charges, all calculated for the period of twelve consecutive calendar months ended on such date (or, if such date is not the last day of a calendar month, ended on the last day of the calendar month most recently ended prior to such date); provided, that for any Covenant Testing Period ending on or prior to November 30, 2019, with respect to the calculation of the Fixed Charge Coverage Ratio,

(a) EBITDA minus the unfinanced portion of Capital Expenditures minus expenses for taxes paid in cash minus dividends or distributions paid in cash minus unfinanced Capital Lease Obligations paid in cash, for any of the following months, shall be deemed to be:

Calendar Month	EBITDA
March 31, 2018	$2,864,000
April 30, 2018	$670,000
May 31, 2018	$2,316,000
June 30, 2018	$3,118,000
July 31, 2018	$1,018,000
August 31, 2018	$991,000
September 30, 2018	$2,651,000
October 31, 2018	$1,214,000
November 30, 2018	($590,000)
December 31, 2018	$1,653,000; and

(b) Fixed Charges, for any of the following months, shall be deemed to be:

Calendar Month	Fixed Charges
March 31, 2018	$1,125,000
April 30, 2018	$792,000
May 31, 2018	$0
June 30, 2018	$582,000
July 31, 2018	$149,000
August 31, 2018	$437,000
September 30, 2018	$451,000
October 31, 2018	$418,000
November 30, 2018	$430,000
December 31, 2018	$423,000.

For purposes of this Agreement, the unfinanced portion of Capital Expenditures shall not include (i) any additions to property, plant and equipment and other capital expenditures made with (A) the proceeds of any equity securities issued or capital contributions received by the Parent (and concurrently contributed to the applicable Subsidiary) in connection with such capital expenditures, (B) the proceeds from any casualty insurance or condemnation or eminent domain, to the extent that the proceeds therefrom are utilized for capital expenditures within twelve months of the receipt of such proceeds, (C) the proceeds or consideration received from any sale, trade in or other disposition of any Subsidiary’s assets (other than assets constituting Collateral consisting of Inventory and Accounts), to the extent that the proceeds and/or consideration therefrom are utilized for capital expenditures within twelve months of the receipt of such proceeds (or committed to be reinvested within twelve (12) months of receipt of such proceeds and actually reinvested within eighteen (18) months of such receipt), (ii) any such expenditures which constitute a Permitted Acquisition, or (iii) any expenditures which are contractually required to be, and are, reimbursed to the Subsidiaries in cash by a third party (including landlords) during such period of calculation.

“Fixed Charges” means, for any period, without duplication, cash Interest Expense, plus scheduled principal payments on Indebtedness actually made, plus the Fixed Asset Amortization Amount, all calculated for the Parent and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Fixtures” has the meaning assigned to such term in the Security Agreement.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender, with respect to the Borrower, that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender, with respect to the Borrower, that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

“Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary.

“FSHCO” has the meaning assigned to such term in the definition of “Excluded Subsidiary”.

“Funded Debt” means, as of any date of determination, all then outstanding Indebtedness of the Parent and its Subsidiaries, on a consolidated basis, of the type described in clauses (a), (b), (e) and (h) of the defined term “Indebtedness”.

“GAAP” means generally accepted accounting principles in the U.S.

“Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grid-Based Margin” has the meaning assigned to such term in the definition of “Applicable Margin”.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guaranteed Obligations” has the meaning assigned to such term in Section 10.01.

“Guarantor Payment” has the meaning assigned to such term in Section 10.11(a).

“Guarantors” means all Loan Guarantors and all non-Loan Parties who have delivered an Obligation Guaranty, and the term “Guarantor” means each or any one of them individually.

“Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical, in each case that is regulated under Environmental Law.

“Incremental Effective Date” has the meaning set forth in Section 2.01(c).

“Incremental Term Loan” has the meaning set forth in Section 2.01(c).

“Incremental Term Loan Commitment” has the meaning set forth in Section 2.01(c).

“Incremental Term Loan Commitment Request” has the meaning set forth in Section 2.01(c).

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) obligations under any liquidated earn-out, and (l) any other Off-Balance Sheet Liability, and (m) obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Swap Agreements, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, Indebtedness shall not include trade payables and accrued expenses incurred in the ordinary course of business or obligations of such Person for earnouts, deferred purchase price consideration and similar payment obligations (unless such earnouts, deferred purchase price consideration or similar payment obligations are required to be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, in which case such obligations shall constitute Indebtedness under this Agreement in all cases), purchase price adjustments and profit sharing arrangements until such time as the amount of any such payments are reasonably determined and not contested in good faith. The amount of Indebtedness of any Person in which recourse is limited to an identified asset shall be equal to the lesser of (i) the unpaid amount of such obligation and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in subsection (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Ineligible Institution” has the meaning assigned to such term in Section 9.04(b).

“Information” has the meaning assigned to such term in Section 9.12.

“Initial Term Lender” means each Lender holding an Initial Term Loan.

“Initial Term Loan Maturity Date” means December 5, 2023.

“Initial Term Loans” has the meaning assigned to such term in Section 2.01(a).

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Effective Date, between the Administrative Agent and the Revolving Agent and acknowledged by the Loan Parties, as amended by Amendment No. 1 to Intercreditor Agreement, dated as of December 9, 2019, as further amended by Amendment No. 2 to Intercreditor Agreement, dated as of April 27, 2020, as it may be further amended, restated, supplemented or otherwise modified from time to time, pursuant to the terms thereof.

“Interest Expense” means, for any period, total interest expense (including that attributable to Capital Lease Obligations) of the Parent and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Parent and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), calculated on a consolidated basis for the Parent and its Subsidiaries for such period in accordance with GAAP.

“Interest Period” means, with respect to any LIBOR Loan, the interest period applicable thereto, as determined pursuant to Section 2.09.

“Interest Rate Reset Date” means, with respect to any Interest Period, the date that is two (2) Business Days prior to the first day of such Interest Period.

“Inventory” has the meaning assigned to such term in the Security Agreement.

“Investment” has the meaning assigned to such term in Section 6.01.

“IRS” means the United States Internal Revenue Service.

“Lenders” means the Persons listed on the Commitment Schedule, each Second Amendment Incremental Term Lender and any other Person that shall have become a Lender hereunder pursuant to an Assignment and Assumption, other than any such Person that ceases to be a Lender hereunder pursuant to an Assignment and Assumption.

“LIBOR” means, for any Interest Period, the per annum rate equal to the greater of (a)(i) the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by the Administrative Agent to be the offered rate which appears on the page of the Reuters Screen which displays the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) (such page currently being Reuters Screen LIBOR01 Page) for deposits (for delivery on the first day of such period) for a one-month period in dollars, determined as of approximately 11:00 a.m. (London, England time) on the related Interest Rate Reset Date, or (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for deposits (for delivery on the first day of such period) for a one-month period in dollars, determined as of approximately 11:00 a.m. (London, England time) on the related Interest Rate Reset Date, or (iii) in the event the rates referenced in the preceding clauses (i) and (ii) are not available, the rate per annum (rounded to the nearest 1/100 of 1%) equal to the offered quotation rate to first class banks in the London interbank market for deposits (for delivery on the first day of the relevant period) in dollars of amounts in same day funds comparable to the principal amount of the applicable Loan for which LIBOR is then being determined with maturities equal to a one-month period as of approximately 11:00 a.m. (London, England time) on such Interest Rate Reset Date (which shall not be less than 0% per annum) and (b)(i) with respect to the Initial Term Loans, (A) prior to September 1, 2020, 1.00% per annum and (B) thereafter 1.50% per annum and (ii) with respect to the Second Amendment Incremental Term Loans, 1.50% per annum.

“LIBOR Loan” means a Loan bearing interest at a rate determined by reference to LIBOR.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” means, collectively, this Agreement, the First Amendment, the Second Amendment, any promissory notes issued pursuant to this Agreement, the Collateral Documents, the Loan Guaranty, any Obligation Guaranty, the Intercreditor Agreement and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Administrative Agent or any Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements, letter of credit applications, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Loan Guarantor” means each Loan Party, other than Excluded Subsidiaries.

“Loan Guaranty” means Article X of this Agreement.

“Loan Parties” means, collectively, the Parent, the Borrower, the Borrower’s Domestic Subsidiaries and any other Person who becomes a party to this Agreement pursuant to a joinder agreement and their respective successors and assigns, and the term “Loan Party” means any one of them or all of them individually, as the context may require.

“Loans” means the term loans made by the Lenders pursuant to this Agreement, including the Initial Term Loans and the Second Amendment Incremental Term Loans.

“Make Whole Premium” means an amount equal to the sum of the present value as of such date of (a) the prepayment fee with respect to such principal amount of Initial Term Loans that would have been payable pursuant to Section 2.25(a) if such principal amount of Initial Term Loans had been prepaid on the day following the first anniversary of the Effective Date, plus (b) the amount of interest that would have been payable in respect of such principal amount of Initial Term Loans from the date of such prepayment through the first anniversary of the Effective Date if such prepayment had not been made, computed using a discount rate equal to the Treasury Rate as of such date of prepayment, plus 0.50% and discounting in accordance with accepted financial practice applying the discount rate on a quarterly basis. For purposes of clause (b) of this definition, the amount of interest shall be calculated using the interest rate in effect as of the date of such prepayment for the Initial Term Loans so prepaid.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, or financial condition of the Parent and its Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents to which it is a party, (c) the Collateral, or the Administrative Agent’s Liens (on behalf of itself and other Secured Parties) on the Collateral or the priority of such Liens, or (d) the rights of or benefits available to the Administrative Agent or the Lenders under any of the Loan Documents.

“Material Indebtedness” means any Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements, of any one or more of the Parent and its Subsidiaries in an aggregate principal amount exceeding $11,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Parent or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Parent or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Maturity Date” means Initial Term Loan Maturity Date and/or, as the context requires, the Second Amendment Incremental Maturity Date.

“Maximum Rate” has the meaning assigned to such term in Section 9.17.

“Minimum Extension Condition” has the meaning assigned to such term in Section 9.02.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, on real property of a Loan Party, including any amendment, restatement, modification or supplement thereto.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Casualty Proceeds” means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received by any Loan Party or any of its Subsidiaries in connection with such Casualty Event (net of all reasonable and customary collection expenses thereof (including, without limitation, any legal or other professional fees)), but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first priority Lien permitted by Section 6.01(e), 6.01(h), 6.01(j) or Section 6.01(t) on the property which is the subject of such Casualty Event, and less any Taxes payable by such Person on account of such insurance proceeds or condemnation award, actually paid, assessed or estimated in good faith by Borrower after consultation with Administrative Agent to be payable within the next 12 months in cash in connection with such Casualty Event.

“Net Debt Proceeds” means, with respect to the sale, incurrence or issuance by any Loan Party or any of its Subsidiaries of any Indebtedness, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first priority Lien permitted by Section 6.01(t) on the property, the excess of: (a) the gross cash proceeds received by such Loan Party or any of its Subsidiaries from such sale, incurrence or issuance, over (b) all reasonable and customary underwriting commissions and legal, investment banking, underwriting, brokerage, accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such sale, incurrence or issuance which have not been paid and are not payable to Affiliates of such Loan Party or any of its Subsidiaries in connection therewith.

“Net Disposition Proceeds” means, with respect to any Disposition by any Loan Party or any of its Subsidiaries, the excess of: (a) the gross cash proceeds received by such Person from such Disposition, but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first priority Lien permitted by Section 6.01(e), 6.01(j) and 6.01(t) on the property which is the subject of such Disposition, over (b) the sum of: (i) all reasonable and customary legal, investment banking, underwriting, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such Disposition which have not been paid and are not payable to Affiliates of such Person, and (ii) all Taxes payable by such Person on account of proceeds from such Disposition, actually paid, assessed or estimated in good faith by Borrower after consultation with Administrative Agent to be payable in cash within the next 12 months in connection with such proceeds, and (iii) the amount of such cash or Permitted Investments required to repay any Indebtedness (other than the Obligations), so long as such Indebtedness is permitted under this Agreement and is permitted to be senior to or pari passu with the Obligations in right of payment) and no Event of Default shall have occurred and be continuing at the time of payment of such Indebtedness or would arise after giving effect to such payment.

“Net Income” means, for any period, the consolidated net income (or loss) of the Parent and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Parent or any other Subsidiary, (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Parent or any other Subsidiary has an ownership interest, except to the extent that any such income is actually received by the Parent or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

“Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, minus (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer of the Borrower).

“Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d).

“Note” means a Term Loan Note.

“Notice of Borrowing” has the meaning set forth in Section 2.03(a).

“Notice of Conversion or Continuation” has the meaning set forth in Section 2.08.

“Obligated Party” has the meaning assigned to such term in Section 10.02.

“Obligation Guaranty” means any Guarantee of all or any portion of the Secured Obligations executed and delivered to the Administrative Agent for the benefit of the Secured Parties by a guarantor who is not a Loan Party.

“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees, premiums and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of the Borrower and the other Loan Parties to any of the Lenders, the Administrative Agent or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or other instruments at any time evidencing any thereof.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person (other than operating leases).

“Operating Account” means account number XXXXX3139 at JPMorgan Chase Bank, N.A. in New York, New York (or such other successor account designated as the “Operating Account” for purposes of this Agreement with the prior written approval of the Administrative Agent).

“Original Indebtedness” has the meaning assigned to such term in Section 6.01(f).

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan or any Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19).

“Paid in Full” or “Payment in Full” means, (i) the indefeasible payment in full in cash of all outstanding Loans, together with accrued and unpaid interest thereon, (ii) [reserved], (iii) the indefeasible payment in full in cash of the accrued and unpaid fees, (iv) the indefeasible payment in full in cash of all reimbursable expenses and other Secured Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, and (v) the termination of all Term Loan Commitments.

“Parent” means Bears Holding Sub, Inc., a Delaware corporation.

“Participant” has the meaning assigned to such term in Section 9.04(c).

“Participant Register” has the meaning assigned to such term in Section 9.04(c).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permits” means, with respect to any Person, any permit, approval, clearance, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other contractual obligations with, any Governmental Authority, in each case whether or not having the force of law and applicable to or binding upon such Person or any of its property or Products or to which such Person or any of its property or Products is subject, including without limitation all Registrations.

“Permitted Acquisition” means any Acquisition by any Loan Party in a transaction that satisfies each of the following requirements:

(a) such Acquisition is not a hostile or contested acquisition, and, if applicable, has been approved by the target’s board of directors;

(b) immediately after giving effect to the Acquisition, the Loan Parties shall be in compliance with Section 6.03(b);

(c) both before and after giving effect to such Acquisition and the Loans (if any) requested to be made in connection therewith, no Default or Event of Default exists or would result therefrom;

(d) as soon as available, but not less than (i) ten (10) days prior to such Acquisition, the Borrower has provided the Administrative Agent (A) notice of such Acquisition and (B) if the aggregate consideration for such purchase or acquisition is greater than $5,000,000, a copy of all business and financial information reasonably requested by the Administrative Agent including pro forma financial statements and statements of cash flow and (ii) five (5) Business Days prior to such Acquisition, the Borrower has provided the Administrative Agent a near-final draft of the purchase agreement for such Acquisition;

(e) if such Acquisition is an acquisition of the Equity Interests of a Person, the Acquisition is structured so that the acquired Person shall become a Wholly-Owned Subsidiary of the Borrower and a Loan Party pursuant to the terms of this Agreement;

(f) if such Acquisition is an acquisition of assets, such Acquisition is structured so that the Borrower or another Loan Party shall acquire such assets;

(g) if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulation U;

(h) (i) if such Acquisition involves a merger or a consolidation involving the Borrower, either (A) the Borrower shall be the surviving entity or (B) the surviving entity shall become the Borrower, or (ii) if such Acquisition involves a merger or a consolidation involving a Loan Party that is not the Borrower, either (A) such Loan Party shall be the surviving entity or (B) the surviving entity shall become a Loan Party;

(i) [reserved];

(j) all actions required to be taken with respect to any newly acquired or formed Wholly-Owned Subsidiary of the Borrower or a Loan Party, as applicable, required under Section 5.15 shall have been taken or, within the times specified therein, will be taken;

(k) the Borrower shall have delivered to the Administrative Agent (i) the final executed material documentation relating to such Acquisition, (ii) to the extent required in such material documentation, copies of all required regulatory and third party approvals and (iii) copies of environmental assessments satisfactory to the Administrative Agent, in each case, promptly, upon the request therefor from the Administrative Agent following the consummation of such Acquisition;

(l) except with respect to an Acquisition in which the aggregate consideration for such purchase or acquisition is less than $25,000,000, the Borrower shall have delivered to the Administrative Agent (i) a description of the proposed Acquisition and (ii) a quality of earnings report, in each case, prior to closing of the Acquisition;

(m) after giving pro forma effect to the Acquisition, as of the last day of the fiscal quarter for which financial statements have been delivered pursuant to Section 5.01, (i) the Total Net Leverage Ratio recomputed after giving pro forma effect thereto shall not exceed 5.10:1.00 and (ii) the Total Net Leverage Ratio recomputed on a pro forma basis as of the last day of the most recent month for which financial statements have been delivered shall not exceed the maximum Total Net Leverage Ratio permitted under Section 6.12(b) at such time; and

(n) the consideration for all purchases and acquisitions of (x) Equity Interests of targets that will not become Loan Guarantors and (y) assets that will not constitute Collateral shall not exceed $25,000,000 in the aggregate.

“Permitted Earnouts” of a Person means any earnout payment or similar obligations of such Person incurred in connection with an Acquisition.

“Permitted Encumbrances” means:

(a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 5.04;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and

(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Parent or any Subsidiary;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, except with respect to clause (e) above.

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within two years from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, credit rating obtainable of at least A+ from S&P, A1 from Moody’s or P1 from Moody’s;

(c) investments in certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, and (ii) are rated AAA by S&P and Aaa by Moody’s; and

(f) investments consisting of cash.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“PIK Amount” has the meaning assigned to such term in Section 2.13(g).

“PIK Debt” means Subordinated Indebtedness the interest of which is not permitted to be paid in cash but instead must be paid in kind by capitalizing such interest and adding it to the principal balance of such Subordinated Indebtedness.

“PIK Option” has the meaning assigned to such term in Section 2.13(g).

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Prepayment Price” has the meaning assigned to such term in Section 2.25(a).

“Pricing Grid” has the meaning assigned to such term in the definition of “Applicable Margin”.

“Prime Rate” means the rate last quoted by The Wall Street Journal (or another national publication selected by the Administrative Agent) as the Prime Rate.

“Prior Indebtedness” means the Indebtedness and obligations specified on Schedule 4.01(f) hereto.

“Products” means any item or any service that is designed, created, manufactured, managed, performed, or otherwise used, offered, or handled by or on behalf of the Loan Parties or any of their Subsidiaries.

“Projections” has the meaning assigned to such term in Section 5.01(e).

“Public Health Laws” means all applicable Requirements of Law relating to the procurement, development, manufacture, production, analysis, distribution, dispensing, importation, exportation, use, handling, quality, sale, or promotion of any drug, medical device, food, dietary supplement, or other product (including, without limitation, any ingredient or component of the foregoing products) subject to regulation under the Federal Food, Drug, and Cosmetic Act (21 U.S.C. et seq.), similar state laws, controlled substances laws, pharmacy laws, or consumer product safety laws, or subject to regulation under any foreign equivalent law or regulation, as applicable.

“Purchase Agreement” means the Master Transaction Agreement dated as of November 1, 2018, by and among the Borrower, PS Spine Holdco, LLC, a Delaware limited liability company, Parent and Bears Merger Sub, Inc., a Delaware corporation, together with the schedules and exhibits thereto, as in effect on the date hereof or as modified in accordance with the terms thereof.

“Qualified Cash” means, as of any date of determination, the amount of unrestricted cash and Permitted Investments of the Loan Parties that is in deposit accounts or in securities accounts, or any combination thereof, which deposit accounts and securities accounts are (i) the subject of Deposit Account Control Agreements or (ii) maintained with the Revolving Agent (so long as the Revolving Agent agrees, pursuant to the Intercreditor Agreement, to serve as the Administrative Agent’s bailee for perfection purposes) and, in each case, are maintained by a branch office of the applicable bank or securities intermediary located within the United States of America.

“Recipient” means, as applicable, (a) the Administrative Agent and (b) any Lender, or any combination thereof (as the context requires).

“Reference Treasury Dealer” means an Affiliate of the Administrative Agent that is a primary United States Government securities dealer in New York City (a “Primary Treasury Dealer”) designated by the Administrative Agent; provided that if the foregoing shall cease to be a Primary Treasury Dealer, the Administrative Agent, with the consent of the Borrower, shall select another Primary Treasury Dealer to act as Reference Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and on any date, the average, as determined by the Administrative Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Administrative Agent by such Reference Treasury Dealer at 5:00 p.m. (New York time) on the third Business Day preceding such date.

“Refinance Indebtedness” has the meaning assigned to such term in Section 6.01(f).

“Register” has the meaning assigned to such term in Section 9.04(b).

“Registrations” means all Permits and exemptions issued or allowed by any Governmental Authority (including but not limited to new drug applications, abbreviated new drug applications, biologics license applications, investigational new drug applications, over-the-counter drug monograph, device pre-market approval applications, device pre-market notifications, investigational device exemptions, product recertifications, manufacturing approvals and authorizations, service marks, pricing and reimbursement approvals, labeling approvals or their foreign equivalent, controlled substance registrations, and wholesale distributor permits) held by, or applied by contract to, any Loan Party or any of its Subsidiaries, that are required for the research, development, manufacture, distribution, marketing, storage, transportation, use and sale of the Products of any Loan Party or any of its Subsidiaries.

“Regulatory Matters” means, collectively, activities and Products that are subject to Public Health Laws.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person’s Affiliates.

“Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing or dumping of any substance into the environment.

“Report” means reports prepared by the Administrative Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the assets of the Loan Parties from information furnished by or on behalf of the Borrower, after the Administrative Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent.

“Required Lenders” means, at any time, Lenders (other than Defaulting Lenders) having or holding Term Loan Exposures representing more than 50.0% of the sum of the Aggregate Term Loan Exposure; provided, that if there are two (2) or more Lenders, then Required Lenders means at least two (2) such Lenders (Lenders that are Affiliates or Approved Funds of one another being considered as one (1) Lender for purposes of this proviso).

“Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Parent or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Parent or the Borrower or any option, warrant or other right to acquire any such Equity Interests in the Parent or the Borrower.

“Revolving Agent” means JPMorgan Chase Bank, N.A. and its successors and permitted assigns in accordance with the terms thereof and of the Intercreditor Agreement.

“Revolving Credit Agreement” means that certain Credit Agreement dated as of June 5, 2018 by and among RTI Surgical, Inc., a Delaware corporation, Pioneer Surgical Technology, Inc., a Michigan corporation, and the other borrowers from time to time party thereto, as borrowers, the other Loan Parties party thereto, the Lenders party thereto, and the Revolving Agent, as Administrative Agent, as in effect on the date hereof or as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and of the Intercreditor Agreement.

“Revolving Credit Documents” means (a) the Revolving Credit Agreement and (b) each of the other agreements, instruments and other documents with respect to the First Lien Obligations, including the “Loan Documents” as defined in the Revolving Credit Agreement, all as in effect on the date hereof or as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the Intercreditor Agreement.

“Revolving Lenders” means the “First Lien Secured Parties” as defined in the Intercreditor Agreement.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Sale and Leaseback Transaction” has the meaning assigned to such term in Section 6.06.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, or the U.S. Department of State or by the United Nations Security Council, the European Union or any EU member state (including Her Majesty’s Treasury of the United Kingdom), (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“SEC” means the Securities and Exchange Commission of the U.S.

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the other Loan Parties party thereto, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning set forth in the Second Amendment.

“Second Amendment Incremental Maturity Date” means April 27, 2021.

“Second Amendment Incremental Term Lender” has the meaning set forth in the Second Amendment.

“Second Amendment Incremental Term Loan Commitments” has the meaning set forth in the Second Amendment.

“Second Amendment Incremental PIK Interest” has the meaning set forth in Section 2.13(d).

“Second Amendment Incremental Term Loans” has the meaning set forth in the Second Amendment.

“Secured Obligations” means all Obligations.

“Secured Parties” means (a) the Administrative Agent, (b) the Lenders, (c) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, and (d) the successors and assigns of each of the foregoing.

“Security Agreement” means that certain Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, among the Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and any other pledge or security agreement entered into, after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Specified Acquisition Agreement Representations” means the representations and warranties relating to a target in a Limited Condition Acquisition as are material to the interests of the Administrative Agent and the Lenders, without giving effect to any consent or waiver by any party to such Limited Condition Acquisition Agreement or to any exception thereto or deviation therefrom that is adverse to the interests of the Lenders, but only to the extent that the applicable Loan Party (or its applicable Affiliate) has the right to terminate their obligations under such Limited Condition Acquisition Agreement, or to decline to consummate the related Acquisition pursuant to such Limited Condition Acquisition Agreement, as a result of a breach of such representation or warranty in such Limited Condition Acquisition Agreement, determined without regard to whether any notice is required to be delivered by the applicable Loan Party or any of its Affiliates party to such Limited Condition Acquisition Agreement.

“Specified Representations” means the representations and warranties of the Loan Parties set forth in Sections 3.1, 3.2, 3.03, 3.06 (solely as it related to the Loan Documents), 3.08, 3.13, 3.16, 3.18, 3.19 and 3.21 of this Agreement.

“Subordinated Indebtedness” means unsecured Indebtedness consisting of notes or loans under credit agreements, indentures or other similar agreements or instruments; provided that (a)(i) the terms of such Indebtedness do not provide for any scheduled repayment, mandatory redemption, redemption at the option of the holders thereof or sinking fund obligations prior to the date that is one hundred eighty (180) days after the latest maturity date in respect of any Loans under this Agreement (including the Second Amendment Incremental Term Loans and any other Incremental Term Loans) in effect at the time of the incurrence or issuance of such Indebtedness (other than customary offers to repurchase upon a change of control, asset sale or event of loss and customary acceleration rights after an event of default, subject to the prior Payment in Full of the Obligations and (ii) the covenants, events of default, guarantees and other terms of such Indebtedness are customary for similar Indebtedness in light of then-prevailing market conditions and in any event (x) dollar baskets, default triggers and covenant (including financial covenant) levels are set back not less than fifteen percent (15%) as compared to equivalent provisions of this Agreement and the other Loan Documents (subject to customary reductions to and exclusions from such set-backs) and (y) when taken as a whole (other than interest rate and redemption premiums), are not more restrictive to the Loan Parties and their Subsidiaries than those set forth in this Agreement (provided that a certificate of a responsible officer of the Borrower delivered to Administrative Agent in good faith at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement set out in the foregoing clause (ii)(y), shall be conclusive evidence that such terms and conditions satisfy such requirement unless Administrative Agent provides notice to the Borrower of its objection during such five (5) Business Day period) and such Indebtedness shall not be cross-defaulted (but may be cross-accelerated) to the Obligations or the Loan Documents; (b) such Indebtedness shall be expressly subordinated to the prior Payment in Full in cash of the Obligations on terms and conditions reasonably satisfactory to Agent; (c) immediately before and immediately after giving pro forma effect to the incurrence of such Indebtedness, no Event of Default shall have occurred and be continuing; and (d) no guaranty by any Subsidiary of such Indebtedness shall be permitted unless such Subsidiary is a Loan Guarantor.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any direct or indirect subsidiary of the Parent or a Loan Party, as applicable.

“Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Loan Parties shall be a Swap Agreement.

“Takeout Fee” means, with respect to any prepayment or repayment of the Second Amendment Incremental Term Loans, the amount set out in the table below based on the date on which such prepayment or repayment is made and whether such prepayment or repayment is made under Takeout Scenario A or Takeout Scenario B.

Date Range	Takeout Scenario A	Takeout Scenario B	Applicable Percentage
Second Amendment Effective Date to August 31, 2020	$11,250,000	$13,500,000	50%
September 1, 2020 to September 30, 2020	$12,500,000	$15,000,000	55%
October 1, 2020 to October 31, 2020	$13,750,000	$16,500,000	60%
November 1, 2020 to November 30, 2020	$15,000,000	$18,000,000	65%
December 1, 2020 to December 31, 2020	$16,250,000	$19,500,000	70%
January 1, 2020 to January 31, 2021	$17,500,000	$21,000,000	75%
February 1, 2021 to February 28, 2021	$18,750,000	$22,500,000	80%
March 1, 2021 to March 31, 2021	$20,000,000	$24,000,000	85%
April 1, 2021 or thereafter	$21,250,000	$25,500,000	90%

“Takeout Scenario A” means, with respect to any prepayment or repayment of the then-outstanding aggregate principal balance of the Second Amendment Incremental Term Loans, that, on the date of such prepayment or repayment, the aggregate principal amount of Second Amendment Incremental Term Loans that has been borrowed hereunder is less than or equal to $25,000,000.

“Takeout Scenario B” means, with respect to any prepayment or repayment of the then-outstanding aggregate principal balance of the Second Amendment Incremental Term Loans, that, on the date of such prepayment or repayment, the aggregate principal amount of Second Amendment Incremental Term Loans that has been borrowed hereunder is greater than $25,000,000.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings, (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan” means the Initial Term Loan, each Second Amendment Incremental Term Loan and each other Incremental Term Loan, and “Term Loans” means all of them.

“Term Loan Commitment” means, the commitment of a Lender to make or otherwise fund a Term Loan and “Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Term Loan Commitment, if any, is set forth on the Commitment Schedule, or in the applicable Assignment and Agreement pursuant to which such Lender shall have assumed its Term Loan Commitment, as applicable. The aggregate amount of the Term Loan Commitments as of the Effective Date is $100,000,000.

“Term Loan Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Term Loans at such time; provided at any time prior to the making of the Term Loans, the Term Loan Exposure of any Lender shall be equal to such Lender’s Term Loan Commitment.

“Term Loan Repayment Amount” has the meaning set forth in Section 2.10(a).

“Total Indebtedness” means, at any date, the aggregate principal amount of all Indebtedness of the Parent and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

“Total Net Leverage Ratio” means, as of any date of determination, the ratio of (a)(i) Total Indebtedness as of such date minus (ii) the Qualified Cash of the Loan Parties as of such date in an amount not to exceed $10,000,000, to (b) EBITDA for the four (4) fiscal quarter period ending on such date.

“Transactions” means the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents (including the First Amendment and the Second Amendment), the borrowing of Loans and other credit extensions (including, for the avoidance of doubt, the Second Amendment Incremental Term Loans) and the use of the proceeds thereof, the other transactions contemplated by the Purchase Agreement and the Revolving Credit Documents, and the prepayment of the Prior Indebtedness.

“Treasury Rate” means, for any date, the rate per annum equal to the yield to maturity of the Comparable Treasury Issue, compounded semi-annually, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such date.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to LIBOR or the Base Rate.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.

“Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation (including any guarantee) that is contingent in nature at such time; or (ii) an obligation to provide collateral to secure the foregoing type of obligation.

“U.S.” means the United States of America.

“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3).

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Working Capital” means, as of any date of determination, the excess of (a) the sum of all amounts (other than Qualified Cash) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Parent and its Subsidiaries at such date over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Parent and its Subsidiaries on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) the current portion of interest and (iii) the current portion of current and deferred income Taxes.

SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term Loan”) or by Type (e.g., a “LIBOR Loan”) or by Class and Type (e.g., a “LIBOR Term Loan”). Borrowings also may be classified by Class (e.g., a “Term Loan Borrowing”) or by Type (e.g., a “LIBOR Borrowing”) or by or by Class and Type (e.g., a “LIBOR Term Loan Borrowing”).

SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references to “knowledge” of any Loan Party means the actual knowledge of any senior officer of such Loan Party. For purposes of determining compliance with any Section of Article VI at any time, in the even that any Indebtedness, Lien, Investment, loan, advance, guarantee, acquisition, asset sale or restricted payment meets the criteria of one or more than one of the categories of transactions permitted pursuant to any clause of such Sections, such transaction (or portion thereof) at any time shall be permitted under one or more of such clauses as reasonably determined, without duplication, by the Borrower at such time.

SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of such change in GAAP or in the application thereof (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

SECTION 1.05 Pro Forma Adjustments for Acquisitions and Dispositions. To the extent the Borrower or any other Loan Party makes any acquisition permitted pursuant to Section 6.04 or disposition of assets outside the ordinary course of business permitted by Section 6.05 during the period of four fiscal quarters of the Borrower most recently ended, the Fixed Charge Coverage Ratio shall be calculated after giving pro forma effect thereto (including pro forma adjustments arising out of events which are directly attributable to the acquisition or the disposition of assets, are factually supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the SEC, and as certified by a Financial Officer of the Borrower), as if such acquisition or such disposition (and any related incurrence, repayment or assumption of Indebtedness) had occurred on the first day of such four-quarter period.

SECTION 1.06 Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on (or before) a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

SECTION 1.07 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

SECTION 1.08 Dollar-Based Provisions. Anything herein to the contrary notwithstanding, with respect to any dollar basket or threshold set forth herein or in any other Loan Document or delivery thereunder (including add backs to Net Income included in the calculation of EBITDA) (each a “dollar-based provision”) and for which a similar, reciprocal or counterpart basket or threshold is set forth in the Revolving Credit Agreement or any other Revolving Credit Document or delivery thereunder (each an “Revolving reciprocal dollar-based provision”), if such Revolving reciprocal dollar-based provision is deemed utilized, expended or reduced in whole or part as a result of transactions, events or occurrences prior to the “First Amendment Effective Date” (as defined in the Revolving Credit Agreement) (and which was not expressly reset as of such First Amendment Effective Date), then such dollar-based provision shall be similarly deemed to have been utilized, expended or reduced, as applicable, in like amount (on a dollar-for-dollar basis).

ARTICLE II

The Credits

SECTION 2.01 Loans.

(a) Initial Term Loans. Subject to and upon the terms and conditions herein set forth, each Lender having a Term Loan Commitment severally agrees to make a loan or loans to the Borrower (the “Initial Term Loans”), which Initial Term Loans (i) shall not exceed, for any such Lender, the Term Loan Commitment of such Lender, (ii) shall not exceed, in the aggregate, the Term Loan Commitments, (iii) shall be made on the Effective Date, (iv) may, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or LIBOR Loans; provided, that all such Initial Term Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Term Loans of the same Type, and (v) may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed.

(b) Each Lender, may at its option, make any LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such LIBOR Loan; provided, that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such LIBOR Loan and (ii) in exercising such option, such Lender shall use its reasonable efforts to minimize any increased costs to the Borrower resulting therefrom (which obligation of the Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it determines would be otherwise disadvantageous to it).

(c) Incremental Term Loan Commitments.

(i) Requests. The Borrower may, by written notice to the Administrative Agent (each, an “Incremental Term Loan Commitment Request”), request increases in the Term Loan Commitments (each, an “Incremental Term Loan Commitment” and the term loans thereunder, an “Incremental Term Loan”); provided that no commitment of any Lender shall be increased without the consent of such Lender. Such notice shall set forth (A) the amount of the Incremental Term Loan Commitment being requested (which shall be in a minimum amount of $5,000,000 and multiples of $100,000 in excess thereof), (B) the date (an “Incremental Effective Date”) on which such Incremental Term Loan Commitment is requested to become effective (which, unless otherwise agreed by the Administrative Agent, shall not be less than ten (10) Business Days nor more than sixty (60) days after the date of such notice), and (C) whether the Incremental Term Loans shall initially consist of Base Rate Loans and/or LIBOR Loans and, if the Loans are to include LIBOR Loans, the Interest Period to be initially applicable thereto.

(ii) Lenders. Upon delivery of the applicable Incremental Term Loan Commitment Request, such Incremental Term Loan Commitment shall be offered to all Lenders pro rata according to the respective outstanding principal amounts of the Loans and Term Loan Commitments held by each Lender. If the applicable Lenders do not accept the offered Incremental Term Loan Commitment in its entirety on a pro rata basis within five (5) Business Days of such offer, that portion of the Incremental Term Loan Commitment not accepted by the applicable Lenders shall be offered to the applicable Lenders on a non-pro rata basis. If the applicable Lenders do not accept the applicable Incremental Term Loan Commitment in its entirety on a non-pro rata basis within two (2) Business Days after such offer, that portion of the Incremental Term Loan Commitment not accepted by the applicable Lenders may be offered to Eligible Assignees.

(iii) Conditions. Except with respect to the Second Amendment Incremental Term Loan Commitments, no Incremental Term Loan Commitment shall become effective under this Section 2.01(c) unless, after giving effect to such Incremental Term Loan Commitment, the Loans to be made thereunder, and the application of the proceeds therefrom, (A) no Default or Event of Default shall exist, (B) as of the last day of the most recent month for which financial statements have been delivered pursuant to Section 5.01, the Total Net Leverage Ratio recomputed after giving pro forma effect thereto shall not exceed the lesser of (x) 5.10:1.00 and (y) the maximum Total Net Leverage Ratio permitted under Section 6.12(b) at such time, (C) proceeds of such Incremental Term Loan Commitment shall be used solely (x) to finance or refinance the purchase price of a Permitted Acquisition consummated substantially concurrently with the incurrence thereof or within thirty (30) days prior to the date of incurrence, (y) to finance other permitted investments and (z) for working capital purposes, and (D) the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower certifying as to the foregoing.

(iv) Terms. Except with respect to the Second Amendment Incremental Term Loans, the final maturity date of any Incremental Term Loan shall be no earlier than the maturity date of the initial Term Loans and the weighted average life to maturity of any such Incremental Term Loan shall not be shorter than the remaining weighted average life to maturity of the initial Term Loans (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of Term Loans prior to such date of determination). Except with respect to the Second Amendment Incremental Term Loans, the all-in yield (including interest rate margins, any interest rate floors, original issue discount and upfront fees (based on the lesser of a four-year average life to maturity or the remaining life to maturity), but excluding arrangement, structuring and underwriting fees paid or payable to Administrative Agent or any of its Affiliates with respect to such Incremental Term Loan) applicable to any Incremental Term Loan shall not be more than 0.50% per annum higher than the corresponding all-in yield (determined on the same basis) applicable to the then outstanding initial Term Loans, any outstanding prior Incremental Term Loan or any Extended Term Loans (each, an “Existing Facility”), unless the interest rate margin (and the interest rate floor, if applicable) with respect to the Existing Facilities, as the case may be, is increased by an amount equal to the difference between the all-in yield with respect to the Incremental Term Loan and the all-in yield on the Existing Facilities minus 0.50% per annum; it being agreed that to the extent the all-in yield with respect to such Incremental Term Loan is greater than such all-in yield with respect to any Existing Facilities solely as a result of a higher interest rate floor, then the interest rate margin increase shall be effectuated solely by increasing the interest rate floor on any applicable Existing Facilities. Except with respect to amortization, pricing and final maturity as set forth in this clause (iv) (or, with respect to the Second Amendment Incremental Term Loans, as otherwise expressly set forth herein), any Incremental Term Loan shall be on terms consistent with the initial Term Loans.

(v) Required Amendments. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Commitment, this Agreement may be amended to the extent (but only to the extent) necessary to reflect the existence of such Incremental Term Loan Commitment and the Loans evidenced thereby, and any joinder agreement or amendment may without the consent of the other Lenders effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effectuate the provisions of this Section 2.01(c), and, for the avoidance of doubt, this Section 2.01(c)(v) shall supersede any provisions in Section 9.02. From and after each Incremental Effective Date, the Loans and Term Loan Commitments established pursuant to this Section 2.01(c) shall constitute Loans and Term Loan Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the guarantees and security interests created by the applicable Collateral Documents. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Liens and security interests granted by the applicable Collateral Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such new Loans and Commitments, including, without limitation, compliance with Section 5.01(a).

SECTION 2.02 Pro Rata Borrowings. Each Borrowing of Term Loans under this Agreement shall be made by the Lenders pro rata on the basis of their then-applicable Term Loan Commitments. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder.

SECTION 2.03 Notice of Borrowing.

(a) The Borrower shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) (i) prior to 1:00 p.m. (New York time) at least three Business Days prior to each Borrowing of Term Loans which are to be initially LIBOR Loans, and (ii) prior to 12:00 noon (New York time) on the date of each Borrowing of Term Loans which are to be Base Rate Loans. Such notice in the form of Exhibit D (a “Notice of Borrowing”) shall be irrevocable and shall specify (A) the aggregate principal amount of the Term Loans to be made, (B) the date of the Borrowing (which shall be, in the case of Term Loans, the Effective Date) and (C) whether the Term Loans shall consist of Base Rate Loans and/or LIBOR Loans and, if the Term Loans are to include LIBOR Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing of Term Loans, of such Lender’s proportionate share thereof and of the other matters covered by the related Notice of Borrowing.

(b) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from a Financial Officer of the Borrower. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent’s record of the terms of any such telephonic notice.

SECTION 2.04 [Reserved].

SECTION 2.05 [Reserved].

SECTION 2.06 [Reserved].

SECTION 2.07 Disbursement of Funds.

(a) No later than 5:00 p.m. (New York time), in the case of the making of the Initial Term Loans on the Effective Date, if the conditions set forth in Article IV to the effectiveness of this Agreement are met prior to 4:00 p.m. (New York time) on the Effective Date, each Lender will make available its pro rata portion, if any, of the Initial Term Loans in the manner provided below.

(b) Each Lender shall make available all amounts it is to fund to the Borrower in immediately available funds to the Administrative Agent, and the Administrative Agent will make available to the Borrower, by depositing in an account designated by the Borrower to the Administrative Agent in writing, the aggregate of the amounts so made available in dollars. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available the same to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower, to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the Federal Funds Rate or (ii) if paid by the Borrower, the then-applicable rate of interest, calculated in accordance with Section 2.13, applicable to Base Rate Loans. If the Borrower or such Lender shall pay interest to the Administrative Agent for the same (or a portion of the same) period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period.

(c) Nothing in this Section 2.07 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments hereunder).

SECTION 2.08 Conversions and Continuations.

(a) The Borrower shall have the option on any Business Day to convert all or a portion equal to at least $100,000 of one Type into a Borrowing or Borrowings of another Type and the Borrower shall have the option on any Business Day to continue the outstanding principal amount of any LIBOR Loans as LIBOR Loans for an additional Interest Period; provided, that (i) no partial conversion of LIBOR Loans shall reduce the outstanding principal amount of LIBOR Loans made pursuant to a single Borrowing to less than $100,000, (ii) Base Rate Loans may not be converted into LIBOR Loans if an Event of Default is in existence on the date of the proposed conversion and the Administrative Agent has, or the Required Lenders have, determined in its or their sole discretion not to permit such conversion, and (iii) LIBOR Loans may not be continued as LIBOR Loans for an additional Interest Period in excess of one month if an Event of Default is in existence on the date of the proposed continuation and the Administrative Agent has, or the Required Lenders have, determined in its or their sole discretion not to permit such continuation. Each such conversion or continuation shall be effected by the Borrower by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) prior to 1:00 p.m. (New York time) at least three Business Days (or one Business Day in the case of a conversion into Base Rate Loans) (and in either case on not more than five Business Days) prior to such proposed conversion or continuation, in the form of Exhibit B (each, a “Notice of Conversion or Continuation”) specifying the Loans to be so converted or continued, the Type of Loans to be converted or continued into and, if such Loans are to be converted into or continued as LIBOR Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Loans.

(b) If any Event of Default is in existence at the time of any proposed continuation of any LIBOR Loans for an Interest Period in excess of one month and the Administrative Agent has, or the Required Lenders have, determined in its or their sole discretion not to permit such continuation, such LIBOR Loans shall be automatically continued on the last day of the current Interest Period into LIBOR Loans with an Interest Period of one month. If, upon the expiration of any Interest Period in respect of LIBOR Loans, the Borrower has failed to elect a new Interest Period to be applicable thereto as provided in Section 2.08(a), the Borrower shall be deemed to have elected to convert such Borrowing of LIBOR Loans into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

SECTION 2.09 Interest Periods. At the time the Borrower gives a Notice of Borrowing or a Notice of Conversion or Continuation in respect of the making of, or conversion into or continuation as, a Borrowing of LIBOR Loans (in the case of the initial Interest Period applicable thereto) or prior to 1:00 p.m. (New York time) on the third Business Day (and in any event, on not more than five Business Days’ notice) prior to the expiration of an Interest Period applicable to a Borrowing of LIBOR Loans, the Borrower shall have, by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) the right to elect the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period (or a twelve month period if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an Interest Period of such duration available):

(a) the initial Interest Period for any Borrowing of LIBOR Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the immediately preceding Interest Period expires;

(b) if any Interest Period relating to a Borrowing of LIBOR Loans begins on the last Business Day of a calendar month or begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

(c) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that if any Interest Period in respect of a LIBOR Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day; and

(d) the Borrower shall not be entitled to elect any Interest Period in respect of any LIBOR Loan if such Interest Period would extend beyond the applicable Maturity Date of such Loan.

SECTION 2.10 Payment of Loans; Evidence of Debt.

(a) The Borrower agrees to pay to the Administrative Agent, for the benefit of the applicable Lenders, (i) on the Second Amendment Incremental Maturity Date, all the outstanding principal of the Second Amendment Incremental Term Loans and (ii) on the Initial Term Loan Maturity Date, all then outstanding principal amount of all Initial Term Loans. Scheduled installments for other Incremental Term Loans shall be as specified in the applicable amendment or joinder agreement.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to the appropriate lending office of such Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.

(c) The Borrower agrees that from time to time on and after the Effective Date, upon the request to Administrative Agent by any Lender, at the Borrower’s own expense, the Borrower will execute and deliver to such Lender a Note, evidencing the Loans made by, and payable to such Lender or registered assigns in a maximum principal amount equal to such Lender’s Term Loan Commitment. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender’s Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to, the Loans evidenced thereby. Such notations shall, to the extent not inconsistent with notations made by the Administrative Agent in the Register, be conclusive and binding on each Loan Party absent manifest error; provided, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of any Loan Party. The Administrative Agent shall maintain the Register pursuant to Section 9.04, and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by Administrative Agent from the Borrower and each Lender’s share thereof.

(d) The entries made in the Register and accounts and subaccounts maintained pursuant to paragraphs Section 2.10(c) and 2.10(d) shall, to the extent permitted by applicable Law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, that the failure of any Lender or Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

SECTION 2.11 Fees.

(a) First Amendment Fee. The Borrower hereby agrees to pay in cash in immediately available funds, upon the earlier to occur of (i) October 13, 2020 and (ii) the date on which the definitive abandonment of the Disposition contemplated by the Equity Purchase Agreement occurs, to each Lender that is a party to the First Amendment, in consideration for its agreement to enter into the First Amendment, its pro rata share of a fee (the “First Amendment Fee”) in an amount equal to 0.50% of the aggregate outstanding Term Loans held by all such Lenders on the First Amendment Effective Date, which First Amendment Fee is fully earned on the First Amendment Effective Date; provided, however, that the requirement to pay the First Amendment Fee shall terminate if, prior to the date that it would otherwise be due, the Disposition contemplated by the Equity Purchase Agreement has been consummated in accordance with the terms of the Equity Purchase Agreement.

(b) Takeout Fee. In connection with any prepayment or repayment of the principal amount of the Second Amendment Incremental Term Loans, whether voluntary or mandatory, at maturity, by acceleration or otherwise, the Borrower hereby agrees to pay to each Second Amendment Incremental Term Lender the applicable Takeout Fee. Without limiting the generality of the foregoing, and notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is understood and agreed that, if the Obligations are accelerated as a result of the occurrence and continuance of any Event of Default (including by operation of law or otherwise), the Takeout Fee, determined as of the date of acceleration, will also be due and payable and will be treated and deemed as though the Second Amendment Incremental Term Loans were prepaid as of such date and shall constitute part of the Obligations for all purposes herein. The Takeout Fee payable in accordance with this Section 2.11(b) represents an essential component of the compensation to the Second Amendment Incremental Term Lenders and the Borrower and each other Loan Party agree that the Second Amendment Incremental Term Lenders would not have agreed to make the Second Amendment Incremental Term Loans without the agreement of the Borrower and the other Loan Parties to pay the Takeout Fee and that it is reasonable under the circumstances currently existing. The Takeout Fee shall also be payable in the event the Obligations (and/or this Agreement) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means. THE BORROWER AND EACH OTHER LOAN PARTY EXPRESSLY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT FEE IN CONNECTION WITH ANY SUCH ACCELERATION. The Borrower and each Loan Party expressly agree that (i) the Takeout Fee is reasonable and is the product of an arm’s-length transaction between sophisticated business people, ably represented by counsel, (ii) the Takeout Fee shall be payable notwithstanding the then-prevailing market rates at the time payment is made, (iii) there has been a course of conduct between Lenders and the Loan Parties giving specific consideration in this transaction for such agreement to pay the Takeout Fee, and (iv) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this Section 2.11(b).

SECTION 2.12 Compensation. If (a) any payment of principal of a LIBOR Loan is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such LIBOR Loan as a result of a payment or conversion pursuant to Section 2.10, Section 2.08, Section 2.14, Section 2.25 or Section 2.26, as a result of acceleration of the maturity of the Loans pursuant to Article VII or for any other reason, (b) any Borrowing of LIBOR Loans is not made as a result of a withdrawn Notice of Borrowing (except with respect to a revocation as provided in Section 2.14), (c) any Base Rate Loan is not converted into a LIBOR Loan as a result of a withdrawn Notice of Conversion or Continuation, (d) any LIBOR Loan is not continued as a LIBOR Loan as a result of a withdrawn Notice of Conversion or Continuation or (e) any prepayment of principal of a LIBOR Loan is not made as a result of a withdrawn notice of prepayment pursuant to Section 2.25 or Section 2.26, the Borrower shall, after receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert, failure to continue, failure to prepay, reduction or failure to reduce, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such LIBOR Loan.

SECTION 2.13 Interest.

(a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof at a rate per annum that shall at all times be equal to the Applicable Margin plus the Base Rate in effect from time to time.

(b) The unpaid principal amount of each LIBOR Loan shall bear interest from the date of the Borrowing thereof at a rate per annum that shall at all times be equal to the Applicable Margin in effect from time to time plus LIBOR for the relevant Interest Period.

(c) From and after the occurrence and during the continuance of any Event of Default, upon notice by the Administrative Agent or the Required Lenders to the Borrower (or automatically while any Event of Default under clauses (a), (b), (h) or (i) of Article VII exists), the Borrower shall pay interest on the principal amount of all Loans and all other outstanding Obligations, to the extent permitted by applicable Law, at the rate described in Section 2.13(a) or Section 2.13(b), as applicable, plus two (2) percentage points per annum. All such interest shall be payable on demand of the Administrative Agent or the Required Lenders and in cash.

(d) Interest on each Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on the last day of each March, June, September and December, beginning with the fiscal quarter ending March 31, 2019, (ii) in respect of each LIBOR Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three-month intervals after the first day of such Interest Period, and (iii) in respect of each Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand; provided, however, notwithstanding the foregoing, all interest on Second Amendment Incremental Term Loans shall be paid in kind on the applicable payment date by capitalizing it and adding it to the principal balance of the Second Amendment Incremental Term Loans (the “Second Amendment Incremental PIK Interest”); provided, further, that, payment of the Takeout Fee pursuant to Section 2.11(b) on the terms thereof shall be deemed to be a payment in full of all outstanding Second Amendment Incremental PIK Interest and all other interest on the Second Amendment Incremental Term Loans that has accrued but remains unpaid on the date of such payment of the Takeout Fee. Except as set forth in clause (g) below, all interest on Initial Term Loans shall be paid in cash.

(e) All computations of interest hereunder shall be made in accordance with Section 2.15.

(f) The Administrative Agent, upon determining the interest rate for any Borrowing of LIBOR Loans, shall promptly notify the Borrower and the relevant Lenders thereof. Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto.

(g) Notwithstanding the foregoing, at any time during period commencing on the Effective Date and ending on the second anniversary of the Effective Date, if, on any Applicable Margin Determination Date, the relevant Compliance Certificate demonstrates that the Total Net Leverage Ratio is greater than 4.50:1.00, the Borrower shall have the option, upon written notice to the Administrative Agent delivered concurrently with the delivery of such Compliance Certificate, to elect to pay 50% of the interest that will accrue in the quarterly period on the Initial Term Loans applicable to such Applicable Margin Determination Date in kind by capitalizing it and adding such amount (each such amount so added, a “PIK Amount”) to the principal balance of the Initial Term Loans (it being understood that any reference in this Agreement or any Note to the outstanding principal balance of the Initial Term Loans shall include all PIK Amounts) (the “PIK Option”); provided that the Borrower may also elect the PIK Option for the Borrowings on the Effective Date by notifying the Administrative Agent of such election in the initial Notice of Borrowing to be delivered with respect to such Effective Date Borrowing.

SECTION 2.14 Increased Costs, Illegality, Etc.

(a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender, in each case, shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):

(i) on any date for determining LIBOR for any Interest Period that (A) deposits in the principal amounts of the Loans comprising any LIBOR Loan are not generally available in the relevant market or (B) by reason of any changes arising on or after the Effective Date affecting the interbank LIBOR market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of “LIBOR”; or

(ii) at any time, after the later of the Effective Date and the date such entity became a Lender hereunder, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any LIBOR Loans (other than Excluded Taxes and Indemnified Taxes) because of (A) any change since the date hereof in any applicable Law (or in the interpretation or administration thereof and including the introduction of any new applicable Law), such as, for example, without limitation, a change in official reserve requirements, and/or (B) other circumstances affecting the interbank LIBOR market or the position of such Lender in such market; or

(iii) at any time, that the making or continuance of any LIBOR Loan has become unlawful by compliance by such Lender in good faith with any applicable Law (or would conflict with any such applicable Law not having the force of law even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the date hereof that materially and adversely affects the interbank LIBOR market, then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (if by telephone, confirmed in writing) to the Borrower and the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (A) in the case of clause (i) above, LIBOR Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent agrees to give at such time when such circumstances no longer exist), and any Notice of Borrowing or Notice of Conversion or Continuation given by the Borrower with respect to LIBOR Loans that have not yet been incurred shall be deemed rescinded by the Borrower, (B) in the case of clause (ii) above, the Borrower shall pay to such Lender, within 5 days after receipt of written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto) and (C) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 2.14(b) as promptly as possible and, in any event, within the time period required by law.

(b) At any time that any LIBOR Loan is affected by the circumstances described in (i) Section 2.14(a)(ii), the Borrower may either (A) if the affected LIBOR Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to Section 2.14(a)(ii) or (B) if the affected LIBOR Loan is then outstanding, upon at least three (3) Business Days’ notice to the Administrative Agent, require the affected Lender to convert each such LIBOR Loan into an Base Rate Loan; provided, that if more than one Lender is so affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.14(b) or (ii) Section 2.14(a)(iii), (A) if the affected LIBOR Loan is then being made pursuant to a Borrowing, such Borrowing shall automatically be deemed cancelled and rescinded and (B) if the affected LIBOR Loan is then outstanding, each such LIBOR Loan shall automatically be converted into an Base Rate Loan; provided, that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.14(b).

(c) If, after the later of the date hereof, and that date such entity becomes a Lender hereunder, the adoption of any applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by a Lender or its parent with any request or directive made or adopted after such date regarding capital adequacy (whether or not having the force of law) of any such authority, association, central bank or comparable agency, has the effect of reducing the rate of return on such Lender’s or its parent’s capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender’s or its parent’s policies with respect to capital adequacy), then within 5 days after written demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent for such reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any such applicable Law as in effect on the date hereof. Each Lender (on its own behalf), upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.14(c), will, as promptly as practicable upon ascertaining knowledge thereof, give written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts. The failure to give any such notice, with respect to a particular event, within the time frame specified in Section 2.24, shall not release or diminish the Borrower’s obligations to pay additional amounts pursuant to this Section 2.14(c) for amounts accrued or incurred after the date of such notice with respect to such event.

(d) Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in applicable Law, regardless of the date enacted, adopted or issued.

(e) This Section 2.14 shall not apply to Indemnified Taxes or Excluded Taxes.

SECTION 2.15 Computations of Interest and Fees. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of (a) 365 (or 366 as appropriate) days in the case of Base Rate Loans and (b) 360 days in all other cases. Payments due on a day that is not a Business Day shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

SECTION 2.16 Break Funding Payments. In the event of (a) the payment of any principal of any LIBOR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 2.25 or Section 2.26), (b) the conversion of any LIBOR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any LIBOR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is revoked), or (d) the assignment of any LIBOR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or 9.02(d), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event (other than lost profits). In the case of a LIBOR Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such LIBOR Loan had such event not occurred, at LIBOR that would have been applicable to such LIBOR Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such LIBOR Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

SECTION 2.17 Withholding of Taxes; Gross-Up;

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes.

(c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, that the Loan Parties shall not be required to indemnify a Recipient with respect to any such Taxes incurred 180 days or more prior to the delivery to the Loan Parties of the certificate described in the following sentence; provided, further, that (i) such 180-day period shall not commence until such time as the Recipient has received written notice from a Governmental Authority that such Tax is or was due, and (ii) if the event giving rise to the occurrence of such Tax has retroactive effect, such period shall be extended to include such retroactive period. A certificate as to the amount of such payment or liability delivered to any Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after written demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) Status of Recipients.

(i) Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and, in the case of a Lender, the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Recipient is subject to any applicable withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B), (ii)(C), (ii)(D) and (iii) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,

(A) any Recipient that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is not subject to U.S. Federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, executed originals of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(4) to the extent a Foreign Lender is not the Beneficial Owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Recipient under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment under FATCA, if any. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes (or credit in lieu thereof) as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund or credit (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Term Loan Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

(i) Defined Terms. For purposes of this Section 2.17, the term “applicable law” includes FATCA.

SECTION 2.18 Payments Generally; Allocation of Proceeds; Sharing of Set-offs.

(a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, or of amounts payable under Section 2.14, 2.16 or 2.17, or otherwise) prior to 2:00 p.m. (New York time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent in dollars and by wire transfer or ACH transfer in immediately available funds (which shall be the exclusive means of payment hereunder), no later than 2:00 p.m. (New York time) on the date due, except that payments pursuant to Sections 2.14, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) [Reserved].

(c) [Reserved].

(d) If, except as otherwise expressly provided herein, any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other similarly situated Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Parent or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f) If any Lender shall fail to make any payment required to be made by it hereunder, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender hereunder. Application of amounts pursuant to (i) and (ii) above shall be made in any order determined by the Administrative Agent in its discretion.

(g) The Administrative Agent may from time to time provide the Borrower with billing statements or invoices with respect to any of the Secured Obligations (the “Billing Statements”). The Administrative Agent is under no duty or obligation to provide Billing Statements, which, if provided, will be solely for the Borrower’s convenience. The Billing Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrower pays the full amount indicated on a Billing Statement on or before the due date indicated on such Billing Statement, the Borrower shall not be in default; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the payment due at that time shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive Payment in Full at another time.

SECTION 2.19 Mitigation Obligations; Replacement of Lenders.

(a) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.14(a)(ii), Section 2.14(a)(iii) or Section 2.14(b) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event; provided, that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or 2.17) and obligations under this Agreement and other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, conditioned or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.20 Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(a) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.02.

(b) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.26(f) or Article VII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 9.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy such Defaulting Lender’s potential future funding with respect to Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Term Loan Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

SECTION 2.21 Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.21 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.21 shall survive the termination of this Agreement.

SECTION 2.22 [Reserved].

SECTION 2.23 [Reserved].

SECTION 2.24 Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 2.14 or Section 2.12 is given by any Lender more than one hundred twenty (120) days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, tax or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under Section 2.14 or Section 2.12, as the case may be, for any such amounts incurred or accruing prior to the giving of such notice to the Borrower.

SECTION 2.25 Voluntary Prepayments.

(a) (i) The Borrower shall have the right to prepay the Initial Term Loans, in whole or in part, from time to time at the following prepayment prices (expressed as a percentage of the principal amount of the Initial Term Loans being prepaid, the applicable “Prepayment Price”), plus accrued and unpaid interest on the principal amount being prepaid to the prepayment date, if prepaid during the twelve-month period ending on the anniversary of the Effective Date set forth below:

Anniversary	Prepayment Price (Initial Term Loans)
First	Make Whole Premium
Second	105%
Third	103%
Thereafter	100%

(ii) Subject to payment of the applicable Takeout Fee as set forth in Section 2.11(b), the Borrower shall have the right to simultaneously (A) terminate all (but not less than all) of the outstanding Second Amendment Incremental Term Loan Commitments and (B) prepay the entire outstanding principal amount (but not less than the entire outstanding principal amount) of the Second Amendment Incremental Term Loans at any time. For purposes of clarity, (x) no partial termination of Second Amendment Incremental Term Loan Commitments or partial prepayment of the outstanding principal of the Second Amendment Incremental Term Loans shall be permitted and (y) termination of the Second Amendment Incremental Term Loan Commitments and prepayment of Second Amendment Incremental Term Loans must occur simultaneously.

(b) The Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of (i) its intent to make such prepayment, (ii) the amount of such prepayment and (iii) in the case of LIBOR Loans, the specific Borrowing(s) pursuant to which made, no later than (A) in the case of LIBOR Loans, 1:00 p.m. (New York time) two Business Days prior to, and (B) in the case of Base Rate Loans, 1:00 p.m. (New York time) on the date of such prepayment and such prepayment shall promptly be transmitted by the Administrative Agent to each of the relevant Lenders, as the case may be.

(c) Each partial prepayment of any Term Loan shall be in a multiple of $250,000 and in an aggregate principal amount of at least $2,500,000; provided, that no partial prepayment of LIBOR Loans outstanding under a single Borrowing shall reduce the outstanding LIBOR Loans outstanding under such Borrowing to an amount less than $100,000.

(d) Each prepayment of Term Loans will be applied, first, to the Second Amendment Incremental Term Loans, until Paid in Full, and, thereafter, to the Initial Term Loans. With respect to each prepayment of Term Loans pursuant to this Section 2.25, the Borrower may designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made; provided, that the Borrower shall pay any amounts, if any, required to be paid pursuant to Section 2.26 with respect to prepayments of LIBOR Loans made on any date other than the last day of the applicable Interest Period. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.26. Each such prepayment shall be accompanied by all accrued interest on the Loans so prepaid, through the date of such prepayment.

SECTION 2.26 Mandatory Prepayments and Commitment Reductions; Application of Payments.

The requirements of this Section 2.26 shall be subject to the Intercreditor Agreement.

(a) Mandatory Prepayments of Term Loans.

(i) On or prior to the earlier of (A) the fifth (5th) day after the delivery of annual financial statements for a fiscal year in accordance with Section 5.01(a) or (B) the ninety-fifth (95th) day of each fiscal year, commencing with the fiscal year ending December 31, 2019, the Borrower shall prepay the Loans in an amount equal to (x) fifty percent (50%) of Excess Cash Flow (if any) for such fiscal year less (y) all voluntary prepayments of Term Loans (not made in lieu of mandatory prepayments) made during such fiscal year pursuant to Section 2.25 and all repayments and prepayments of the loans under the Revolving Credit Agreement made during such fiscal year to the extent accompanied by a corresponding permanent reduction in commitments under the Revolving Credit Agreement, to be applied as set forth in Section 2.26(b); provided, that if, with respect to any fiscal year in which a mandatory prepayment pursuant to this Section 2.26(a)(i) is otherwise due, the Total Net Leverage Ratio as of the end of such fiscal year is less than (A) 3.50:1.00, then the Borrower shall prepay the Loans in an amount equal to (x) twenty-five percent (25%) of Excess Cash Flow (if any) for such fiscal year less (y) all voluntary prepayments of Term Loans (not made in lieu of mandatory prepayments) made during such fiscal year pursuant to Section 2.25 and all repayments and prepayments of the loans under the Revolving Credit Agreement made during such fiscal year to the extent accompanied by a corresponding permanent reduction in commitments under the Revolving Credit Agreement, to be applied as set forth in Section 2.26(b) or (B) 2.50:1.00, then the Borrower shall prepay the Loans in an amount equal to zero (0%) of Excess Cash Flow (if any) for such fiscal year.

(ii) Concurrently with the incurrence of any Indebtedness by any Loan Party or any of its Subsidiaries (other than Indebtedness permitted under Section 6.01), the Borrower shall prepay the Loans in an amount equal to the Prepayment Price multiplied by the amount of such Net Debt Proceeds, to be applied as set forth in Section 2.26(b). Nothing in this Section 2.26(a)(ii) shall be construed to permit or waive any Default or Event of Default arising from any incurrence of Indebtedness not permitted under the terms of this Agreement.

(iii) Concurrently with the receipt by any Loan Party or any of its Subsidiaries of any proceeds from any Disposition (other than any Disposition permitted under Section 6.05(a)) in excess of $2,500,000 in any fiscal year (individually or in the aggregate over the course of a fiscal year), the Borrower shall prepay the Loans in an amount equal to the Prepayment Price multiplied by the amount of such Net Disposition Proceeds from such Disposition, to be applied as set forth in Section 2.26(b); provided, that the Borrower may, at its option by notice in writing to the Administrative Agent on or prior to the Disposition giving rise to such Net Disposition Proceeds, within three hundred sixty-five (365) days after such event (or enters into a binding commitment thereof within said three hundred sixty-five (365) day period and subsequently makes such reinvestment within an additional one hundred eighty (180) days thereafter), reinvest such Net Disposition Proceeds in assets to be used in the business of the Borrower so long as no Default or Event of Default shall have occurred and be continuing, in each case as certified by the Borrower in writing to the Administrative Agent. Nothing in this Section 2.26(a)(iii) shall be construed to permit or waive any Default or Event of Default arising from any Disposition not permitted under the terms of this Agreement.

(iv) Concurrently with the receipt by any Loan Party or any of its Subsidiaries of any proceeds from any Casualty Event, the Borrower shall prepay the Loans in an amount equal to the Prepayment Price multiplied by the amount of such Net Casualty Proceeds, to be applied as set forth in Section 2.26(b); provided, that so long as no Event of Default shall have occurred and be continuing, the Borrower may, at its option by notice in writing to the Administrative Agent no later than thirty (30) days following the occurrence of the Casualty Event resulting in such Net Casualty Proceeds), apply such Net Casualty Proceeds to the rebuilding or replacement of such damaged, destroyed or condemned assets or property so long as such Net Casualty Proceeds are in fact used to rebuild or replace the damaged, destroyed or condemned assets or property within three hundred sixty-five (365) days following the receipt of such Net Casualty Proceeds (or enters into a binding commitment thereof within said three hundred sixty-five (365) day period and subsequently makes such reinvestment within an additional one hundred eighty (180) days thereafter), with the amount of Net Casualty Proceeds unused after such period to be applied as set forth in Section 2.26(b); provided, further, that at any time when any Default or Event of Default shall have occurred and be continuing, such Net Casualty Proceeds shall be deposited in an account maintained with the Administrative Agent for, at the Administrative Agent’s discretion (acting upon instructions from the Required Lenders), prepayment of the Loans or disbursement at the request of the Borrower to pay for such rebuilding or replacement. Nothing in this Section 2.26(a)(iv) shall be construed to permit or waive any Default or Event of Default arising from, directly or indirectly, any Casualty Event.

(v) Amounts to be applied in connection with prepayments and Commitment reductions made pursuant to Section 2.26 shall be applied, first, to the prepayment of the Second Amendment Incremental Term Loans as set forth in Section 2.26(c) until Paid in Full, second, to accrued and unpaid interest on the Second Amendment Incremental Term Loans until Paid in Full, third, to the prepayment of the Initial Term Loans as set forth in Section 2.26(c) until Paid in Full, fourth, to accrued and unpaid interest on the Initial Term Loans until Paid in Full, and, fifth, to the prepayment of any other outstanding Obligations until Paid in Full. Each prepayment of the Loans under Section 2.26 shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

(b) Application to Term Loans. With respect to each prepayment of Term Loans required by Section 2.26, the Borrower may designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made; provided, that the Borrower shall pay any amounts, if any, required to be paid pursuant to Section 2.26 with respect to prepayments of LIBOR Loans made on any date other than the last day of the applicable Interest Period. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.26. Each such prepayment shall be accompanied by all accrued interest on the Loans so prepaid, through the date of such prepayment.

(c) Application of Collateral Proceeds. Notwithstanding anything to the contrary in Section 2.25 or this Section 2.26, all proceeds of Collateral received by any Administrative Agent pursuant to the exercise of remedies against the Collateral, and all payments received upon and after the occurrence and during the continuance of an Event of Default shall be, subject to the provisions of Section 2.20 and the Intercreditor Agreement, applied as set forth in this clause (c), as follows (subject to adjustments pursuant to any agreements entered into among the Lenders):

(i) first, ratably to pay any costs and expenses of the Administrative Agent and fees then due to the Administrative Agent under the Loan Documents, including any indemnities then due to Administrative Agent under the Loan Documents, until Paid in Full,

(ii) second, to pay any fees or premiums then due to the Administrative Agent or any of the Second Amendment Incremental Term Lenders under the Loan Documents until Paid in Full,

(iii) third, ratably to pay any costs or expense reimbursements of the Second Amendment Incremental Term Lenders and indemnities then due to any of the Second Amendment Incremental Term Lenders under the Loan Documents until Paid in Full,

(iv) fourth, ratably to pay interest due in respect of the Second Amendment Incremental Term Loans until Paid in Full,

(v) fifth, ratably to pay the outstanding principal balance of the Second Amendment Incremental Term Loans until Paid in Full,

(vi) sixth, to pay any fees or premiums then due to the Initial Term Lenders under the Loan Documents until Paid in Full,

(vii) seventh, ratably to pay any costs or expense reimbursements of the Initial Term Lenders and indemnities then due to any of the Initial Term Lenders Term Lenders under the Loan Documents until Paid in Full,

(viii) eighth, ratably to pay interest due in respect of the Initial Term Loans until Paid in Full,

(ix) ninth, ratably to pay the outstanding principal balance of the Initial Term Loans until Paid in Full,

(x) tenth, ratably to pay all other Obligations, and

(xi) eleventh, to the Borrower or such other Person entitled thereto under applicable Law.

SECTION 2.27 Payment of Obligations; Method and Place of Payment.

(a) The obligations of the Borrower hereunder and under each other Loan Document are not subject to counterclaim, set-off, rights of rescission, or any other defense. Except as otherwise specifically provided herein, all payments under this Agreement shall be made by the Borrower, without set-off, rights of rescission, counterclaim or deduction of any kind, to the Administrative Agent for the ratable account of the Secured Parties entitled thereto, not later than 2:00 p.m. (New York time) on the date when due and shall be made in immediately available funds in dollars to the Administrative Agent. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 2:00 p.m. (New York time), on such day) like funds relating to the payment of principal or interest or fees ratably to the Secured Parties entitled thereto.

(b) For purposes of computing interest or fees, any payments under this Agreement that are made later than 2:00 p.m. (New York time), shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall continue to accrue during such extension at the applicable rate in effect immediately prior to such extension.

ARTICLE III

Representations and Warranties.

Each Loan Party represents and warrants to the Administrative Agent and the Lenders on each date on which the following representations and warranties are required or deemed to be made under the Loan Documents that:

SECTION 3.01 Organization; Powers. Each Loan Party and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.02 Authorization; Enforceability. The Transactions are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created pursuant to the Loan Documents and (iii) the failure of which to obtain or make could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Requirement of Law applicable to any Loan Party or any Subsidiary, except as could not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries in any material respect, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents or otherwise permitted hereunder.

SECTION 3.04 Financial Condition; No Material Adverse Change.

(a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2017, reported on by Deloitte and Touche, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2018, certified by its Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

(b) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2017.

SECTION 3.05 Properties.

(a) As of the date of this Agreement, Schedule 3.05 sets forth the address of each parcel of real property that is owned or leased by any Loan Party and, to the Loan Party’s knowledge, each of the material leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any Loan Party or, to the knowledge of any Loan Party, any other party to any such lease or sublease exists. Each of the Loan Parties and each of its Subsidiaries has good and indefeasible title to, or valid leasehold interests in, all of its real and personal property that is material to the businesses of the Loan Parties, free of all Liens other than those permitted by Section 6.02.

(b) Each Loan Party and each Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, and, to the knowledge of the Loan Parties, the use thereof by each Loan Party and each Subsidiary does not infringe in any material respect upon the rights of any other Person.

SECTION 3.06 Litigation and Environmental Matters.

(a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against any Loan Party or its Subsidiaries on the Effective Date other than the Disclosed Matters. No actions, suits or proceedings by or before any arbitrator or Governmental Authority are pending or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any Loan Document or the Transactions.

(b) (i) No Loan Party or any Subsidiary has received notice of any material claim with respect to any material Environmental Liability that is outstanding or unresolved or knows of any basis for any material Environmental Liability and (ii) no Loan Party or any Subsidiary has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, in each case, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

SECTION 3.07 Compliance with Laws and Agreements; No Default. Except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Loan Party and each Subsidiary is in compliance with (i) all Requirement of Law applicable to it or its property and (ii) all indentures, agreements and other instruments binding upon it or its property. No Default has occurred and is continuing.

SECTION 3.08 Investment Company Status. No Loan Party or any Subsidiary is required to be registered as an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.09 Taxes. Each Loan Party and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not be expected to result in a Material Adverse Effect. No Tax liens have been filed and no claims in an amount in excess of $250,000 are being asserted with respect to any such taxes, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.11 Disclosure. The Loan Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party or any Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other written information (other than budgets, estimates, projections or general economic industry data) furnished by or on behalf of any Loan Party or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other written information (other than budgets, estimates, projections or general economic industry data) so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date (it being understood that projections are subject to uncertainties and contingencies, and that actual results during any period or periods covered by such projections may differ from projected results and that such differences may be material).

SECTION 3.12 Material Agreements. All material agreements and contracts to which any Loan Party or any Subsidiary is a party or is bound as of the date of this Agreement and with which the failure to comply could reasonably be expected to result in a Material Adverse Effect are listed on Schedule 3.12. No Loan Party or any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party (x) as of the Effective Date, other than with respect to a default that could not reasonably be expected to result in a liability to the Loan Party in excess of $250,000 and (y) after the Effective Date, other than with respect to a default which could not reasonably be expected to result in a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Material Indebtedness.

SECTION 3.13 Solvency.

(a) Immediately after the consummation of the Transactions to occur on the Effective Date, (i) the fair value of the assets (on a going concern basis) of the Borrower (individually) and the Loan Parties (taken as a whole), at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property (on a going concern basis) of the Borrower (individually) and the Loan Parties (taken as a whole) will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) the Borrower (individually) and the Loan Parties (taken as a whole) will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) the Borrower (individually) and the Loan Parties (taken as a whole) will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Effective Date.

(b) No Loan Party intends to, nor will permit any Subsidiary to, and no Loan Party believes that it or any Subsidiary will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

SECTION 3.14 Insurance. Schedule 3.14 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid. The Parent maintains, and has caused each Subsidiary to maintain, with financially sound and reputable insurance companies, insurance on all their real and personal property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are adequate and customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

SECTION 3.15 Capitalization and Subsidiaries. Schedule 3.15 sets forth as of the Effective Date (a) a correct and complete list of the name and relationship to the Parent of each and all of the Parent’s Subsidiaries, (b) a true and complete listing of each class of each Loan Party’s authorized Equity Interests, all of which issued Equity Interests are validly issued, outstanding, fully paid and non-assessable, and owned beneficially and of record by the Persons identified on Schedule 3.15, and (c) the type of entity of the Parent and each of its Subsidiaries. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. There are no outstanding commitments or other obligations of any Loan Party to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Loan Party.

SECTION 3.16 Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all of the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral (in each case to the extent perfection may be achieved by (i) filing Uniform Commercial Code financing statements and (ii) taking the other steps required pursuant to the Collateral Documents), securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of a proceeding in equity or at law), and having priority over all other Liens on the Collateral except in the case of (a) Permitted Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law or agreement and (b) Liens perfected only by possession (including possession of any certificate of title), to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral.

SECTION 3.17 Employment Matters. As of the Second Amendment Effective Date, there are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters other than such violations that could not reasonably be expected to result in a Material Adverse Effect. All payments due from any Loan Party or any Subsidiary, or for which any material claim may be made against any Loan Party or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or Subsidiary.

SECTION 3.18 Federal Reserve Regulations. No part of the proceeds of any Loan has been used or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

SECTION 3.19 Use of Proceeds. The proceeds of the Loans have been used and will be used, whether directly or indirectly as set forth in Section 5.08.

SECTION 3.20 No Burdensome Restrictions. No Loan Party is subject to any Burdensome Restrictions except Burdensome Restrictions permitted under Section 6.10.

SECTION 3.21 Anti-Corruption Laws and Sanctions. Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and employees and, to the knowledge of such Loan Party, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) any Loan Party, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. All Borrowings, direct use of proceeds, Transactions or other transactions contemplated by this Agreement or the other Loan Documents will comply with Anti-Corruption Laws and applicable Sanctions in all material respects.

SECTION 3.22 Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (i) successful operations of each of the other Loan Parties and (ii) the credit extended by the Lenders to the Borrower hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, in furtherance of its direct and/or indirect business interests, will be of direct and/or indirect benefit to such Loan Party, and is in its best interest.

SECTION 3.23 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

SECTION 3.24 Regulatory Matters.

(a) Schedule 3.24 sets forth, as of the Effective Date, a complete and correct list of all Registrations held by each Loan Party and its Subsidiaries. Each Loan Party and its Subsidiaries has, and it and its Products are in conformance with, all Registrations required to conduct its respective businesses as conducted as of the Effective Date except where the failure to have such Registrations would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. To the knowledge of each Loan Party and its Subsidiaries, neither the FDA nor other Governmental Authority is considering limiting, suspending, or revoking such Registrations or, except as set forth in Schedule 3.24, changing the marketing classification or labeling or other significant parameter affecting the Products of the Loan Parties or any of their respective Subsidiaries. To the knowledge of each Loan Party and its Subsidiaries, there is no false or misleading information or significant omission in any product application or other submission to the FDA or other Governmental Authority administering Public Health Laws. The Loan Parties and their respective Subsidiaries have fulfilled and performed their obligations under each Registration except where such failure would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, and to the knowledge of each Loan Party and its Subsidiaries no event has occurred or condition or state of facts exists which would constitute a breach or default, or would cause revocation or termination of any such Registration. To the knowledge of each Loan Party and its Subsidiaries, no event has occurred or condition or state of facts exists which would present potential product liability related, in whole or in part, to Regulatory Matters. To the knowledge of each Loan Party and its Subsidiaries, any third party that is a manufacturer or contractor for the Loan Parties or any of their respective Subsidiaries is in compliance with all Registrations required by the FDA or comparable Governmental Authority and all Public Health Laws insofar as they reasonably pertain to the Products of the Loan Parties and their respective Subsidiaries.

(b) All Products designed, developed, investigated, manufactured, prepared, assembled, packaged, tested, labeled, distributed, sold or marketed by or on behalf of the Loan Parties or their respective Subsidiaries that are subject to Public Health Laws have been and are being designed, developed, investigated, manufactured, prepared, assembled, packaged, tested, labeled, distributed, sold and marketed in compliance with the Public Health Laws or any other applicable Requirement of Law, including, without limitation, clinical and non-clinical evaluation, product approval or clearance, premarketing notification, good manufacturing practices, labeling, advertising and promotion, record-keeping, establishment registration and device listing, reporting of recalls and adverse event reporting, except where such failure would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(c) Except as set forth on Schedule 3.24, no Loan Party nor its Subsidiaries is subject to any obligation arising under an administrative or regulatory action, proceeding, investigation or inspection by or on behalf of a Governmental Authority, warning letter, notice of violation letter, consent decree, request for information or other notice, response or commitment made to or with a Governmental Authority with respect to Regulatory Matters, and, to the knowledge of each Loan Party and its Subsidiaries, no such obligation has been threatened. Each Loan Party and its Subsidiaries has made all notifications, submissions, and reports required by any such obligation, and all such notifications, submissions and reports were true, complete, and correct in all material respects as of the date of submission to FDA or any other Governmental Authority. There is no, and there is no act, omission, event, or circumstance of which any Loan Party or any of its Subsidiaries has knowledge that would reasonably be expected to give rise to or lead to, any civil, criminal or administrative action, suit, demand, claim, complaint, hearing, investigation, demand letter, warning letter, proceeding or request for information pending against any Loan Party or its Subsidiaries, and, to each Loan Party’s and its Subsidiary’s knowledge, no Loan Party nor its Subsidiaries has any liability (whether actual or contingent) for failure to comply with any Public Health Laws. There has not been any violation of any Public Health Laws by any Loan Party or its Subsidiaries in its product development efforts, submissions, record keeping and reports to the FDA or any other Governmental Authority that could reasonably be expected to require or lead to investigation, corrective action or enforcement, regulatory or administrative action that would reasonably be expected, in the aggregate, have a Material Adverse Effect. To the knowledge of each Loan Party and each of their respective Subsidiaries, there are no civil or criminal proceedings relating to any Loan Party or any of its Subsidiaries or any officer, director or employee of any Loan Party or Subsidiary of any Loan Party that involve a matter within or related to the FDA’s or any other Governmental Authority’s jurisdiction.

(d) As of the Effective Date, except as set forth on Schedule 3.24, no Loan Party nor its Subsidiaries is undergoing any non-routine inspection related to Regulatory Matters, or any other Governmental Authority investigation.

(e) During the period of three calendar years immediately preceding the Effective Date, neither any Loan Party nor any Subsidiary of any Loan Party has introduced into commercial distribution any Products manufactured by or on behalf of any Loan Party or any Subsidiary of a Loan Party or distributed any products on behalf of another manufacturer that were upon their shipment by any Loan Party or any of its Subsidiaries adulterated or misbranded in violation of 21 U.S.C. § 331, except where such violation would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither any Loan Party nor any Subsidiary of any Loan Party has received any notice of communication from any Governmental Authority alleging material noncompliance with any Requirement of Law. No Product has been seized, withdrawn, recalled, detained, or subject to a suspension (other than in the ordinary course of business) of research, manufacturing, distribution, or commercialization activity, and there are no facts or circumstances reasonably likely to cause (i) the seizure, denial, withdrawal, recall, detention, public health notification, safety alert or suspension of manufacturing or other activity relating to any Product; (ii) a change in the labeling of any Product suggesting a compliance issue or risk; or (iii) a termination, seizure or suspension of manufacturing, researching, distributing or marketing of any Product. To each Loan Party’s and its Subsidiary’s knowledge, no proceedings in the U.S. or any other jurisdiction seeking the withdrawal, recall, revocation, suspension, import detention, or seizure of any Product are pending or threatened against any Loan Party or any of its Subsidiaries.

(f) No Loan Party or any Subsidiary of any Loan Party or any of their respective officers, directors, employees, agents, or contractors (i) have been excluded or debarred from any federal healthcare program (including without limitation Medicare or Medicaid) or any other federal program or (ii) have received notice from the FDA or any other Governmental Authority with respect to debarment or disqualification of any Person that would reasonably be expected to have, in the aggregate, a Material Adverse Effect. To each Loan Party’s and its Subsidiary’s knowledge, no Loan Party nor any Subsidiary of any Loan Party nor any of their respective officers, directors, employees, agents or contractors have been convicted of any crime or engaged in any conduct for which (x) debarment is mandated or permitted by 21 U.S.C. § 335a or (y) such Person could be excluded from participating in the federal health care programs under Section 1128 of the Social Security Act or any similar law. No officer and to the knowledge of each Loan Party and its Subsidiaries, no employee or agent of any Loan Party or its Subsidiaries, has (A) made any untrue statement of material fact or fraudulent statement to the FDA or any other Governmental Authority; (B) failed to disclose a material fact required to be disclosed to the FDA or any other Governmental Authority; or (C) committed an act, made a statement, or failed to make a statement that would reasonably be expected to provide the basis for the FDA or any other Governmental Authority to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” as set forth in 56 Fed. Reg. 46191 (September 10, 1991).

(g) Except as set forth on Schedule 3.24: (i) each Loan Party and its Subsidiaries and, to their knowledge, their respective contract manufacturers are, and have been for the past three calendar years, in material compliance with, and each Product in current commercial distribution is designed, manufactured, prepared, assembled, packaged, labeled, stored, serviced, and processed in compliance with, the Quality System Regulation set forth in 21 C.F.R. Part 820, or comparable quality management system, including, but not limited to, ISO 13485, as applicable, (ii) each Loan Party and its Subsidiaries is in material compliance with the written procedures, record-keeping and reporting requirements required by the FDA or any other Governmental Authority pertaining to the reporting of adverse events and recalls involving the Products, including, as the case may be, Medical Device Reporting set forth in 21 C.F.R. Part 803 and Reports of Corrections and Removals set forth in 21 C.F.R. Part 806, (iii) all Products are and have been labeled, promoted, and advertised in accordance with their Registration and approved labeling or within the scope of an exemption from obtaining such Registration, and (iv) each Loan Party’s and its Subsidiaries’ establishments are registered with the FDA, as applicable, and each Product is listed with the FDA under the applicable FDA registration and listing regulations for medical devices.

SECTION 3.25 Deposit Accounts and Other Accounts. Schedule 3.25 lists all banks and other financial institutions securities intermediary or commodity intermediary at which any Loan Party maintains deposit, securities, commodities or similar accounts as of the Effective Date, and such Schedule correctly identifies the name, address and any other relevant contact information reasonably requested by Administrative Agent with respect to each depository or intermediary, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

SECTION 3.26 Purchase Agreement. As of the Effective Date, the Borrower has delivered to Administrative Agent a complete and correct copy of the Purchase Agreement (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other material documents delivered pursuant thereto or in connection therewith).

ARTICLE IV

Conditions

SECTION 4.01 Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a) Credit Agreement and Other Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, (ii) either (A) a counterpart of each other Loan Document signed on behalf of each party thereto or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include electronic transmission of a signed signature page thereof) that each such party has signed a counterpart of such Loan Document and (iii) such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.10 payable to each such requesting Lender and a written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent and the Lenders, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(b) Financial Statements and Projections. The Administrative Agent shall have received (i) unaudited consolidated balance sheets and related statements of income and cash flows of the Borrower and Paradigm Spine, LLC, a Delaware limited liability company and certain of its subsidiaries (collectively, the “Acquired Business”), for each fiscal month ended after September 30, 2018 and at least thirty (30) days prior to the Effective Date, (b) unaudited consolidated balance sheets and related statements of income and cash flows of the Borrower and the Acquired Business for each fiscal quarter ended after June 30, 2018 and at least forty-five (45) days prior to the Effective Date, and (c) a pro forma consolidated balance sheet and related statements of income and cash flow of the Borrower as of the last day of the most recent fiscal month ended at least thirty (30) days prior to the Effective Date, prepared after giving effect to the Transactions as if the Transactions have occurred as of such date; provided that (i) each such pro forma financial statement and related statements of income and cash flow of the Borrower shall be prepared in good faith by the Borrower and (ii) no such pro forma financial statement shall include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)).

(c) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Secretary or Assistant Secretary or other officer reasonably acceptable to the Administrative Agent, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the Borrower, its Financial Officers, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction.

(d) Fees. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses required to be reimbursed for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date (it being agreed and understood that such fees and expenses are set forth on the closing statement provided by the Administrative Agent to the Borrower on the Effective Date).

(e) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each jurisdiction where the Loan Parties are organized and where the assets of the Loan Parties are located, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.02 or discharged on or prior to the Effective Date pursuant to a pay-off letter or other documentation reasonably satisfactory to the Administrative Agent.

(f) Repayment of Prior Indebtedness. (i) Lenders shall have received fully executed pay-off letters reasonably satisfactory to Lenders confirming that all obligations owing by any Loan Party with respect to Prior Indebtedness will be Paid in Full from the proceeds of the initial Loans and all Liens upon any of the property of the Loan Parties or any of their Subsidiaries securing Prior Indebtedness immediately upon such payment;

(g) Purchase Agreement. The transactions contemplated by the Purchase Agreement shall have been consummated (or substantially simultaneously with the initial Borrowing under this Agreement, shall be consummated) in all material respects in accordance with the terms of the Purchase Agreement, without any amendment, modification or waiver of, or consent granted under, any of the provisions thereof by the Loan Parties that would be materially adverse to the Administrative Agent and the Lenders without the consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned); provided that (i) a reduction in the purchase price under the Purchase Agreement shall not be deemed to be materially adverse to the Administrative Agent and the Lenders so long as such decrease is not greater than 10% and shall be allocated to a reduction in any amounts to be funded under the Term Loan, (ii) any amendment or waiver to the terms of the Purchase Agreement that has the effect of increasing the consideration required to be paid thereunder on the Effective Date shall not be deemed to be materially adverse to the Administrative Agent and the Lenders if such increase is funded solely by an increase in the aggregate amount of shares of common stock of the Parent issued to the shareholders of the target, (iii) any purchase price adjustment expressly contemplated by the Purchase Agreement (including any working capital purchase price adjustment) shall not be considered an amendment or waiver of the Purchase Agreement and (iv) any change to the definition of “Material Adverse Effect” contained in the Purchase Agreement shall be deemed to be materially adverse to the Administrative Agent and the Lenders.

(h) Solvency. The Administrative Agent shall have received a solvency certificate signed by a Financial Officer dated the Effective Date after giving effect to the consummation of the Transactions.

(i) Revolving Credit Agreement. As of the Effective Date, the Borrower shall have received commitments of $75,000,000 in respect of the Revolving Credit Agreement, of which no more than $65,000,000 shall have been funded on the Effective Date.

(j) Pledged Equity Interests; Stock Powers; Pledged Notes. The Administrative Agent (or the Revolving Agent so long as the Revolving Agent agrees, pursuant to the Intercreditor Agreement, to serve as the Administrative Agent’s bailee for perfection purposes) shall have received (i) the certificates representing the Equity Interests pledged pursuant to the Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof. Notwithstanding the foregoing or any other provision in any Loan Documents to the contrary, to the extent a perfected security interest in any Collateral (the security interest in respect of which cannot be perfected by means of delivery of possession of Equity Interests of the Acquired Business, together with undated stock powers or transfer powers in blank, only to the extent actually received by the Borrower from the Acquired Business prior to the Effective Date) is not able to be provided on the Effective Date after Borrower’s use of commercially reasonable efforts to do so, the perfection of such security interest in such Collateral will not constitute a condition precedent to the availability of the initial Loans on the Effective Date.

(k) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration or recordation. Notwithstanding the foregoing or any other provision in any Loan Documents to the contrary, to the extent a perfected security interest in any Collateral (the security interest in respect of which cannot be perfected by means of the filing of a UCC financing statement) is not able to be provided on the Effective Date after Borrower’s use of commercially reasonable efforts to do so, the perfection of such security interest in such Collateral will not constitute a condition precedent to the availability of the initial Loans on the Effective Date.

(l) Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the terms of Section 5.10 hereof and Section 4.12 of the Security Agreement.

(m) Absence of Litigation. There shall be no order, injunction or decree of any Governmental Authority restraining or prohibiting the Transactions.

(n) No Material Adverse Effect. Since December 31, 2017, there shall have been no events, circumstances, developments or other changes in facts that would, in the aggregate, have a Material Adverse Effect as defined and construed in accordance with the Purchase Agreement.

(o) USA PATRIOT Act, Etc. The Administrative Agent and the Lenders shall have received, at least three days prior to the Effective Date (to the extent requested at least ten days prior to the Effective Date), all documentation and other information required by bank regulatory authorities under applicable “know your customer” and Anti-Money Laundering Laws, including the USA PATRIOT Act, for each Loan Party.

(p) Each of the Specified Representations and Specified Acquisition Agreement Representations shall be true and correct in all material respect (and any representation or warranty which is subject to any materiality qualifier shall be true and correct in all respects).

(q) Leverage. The Total Net Leverage Ratio on the Effective Date, recomputed after giving pro forma effect to the Transactions (including, for the avoidance of doubt, an add back of an amount equal to approximately $8,600,000 related to certain synergies) and the funding under the Revolving Credit Agreement and this Agreement, shall not exceed 5.90:1.00.

(r) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent, any Lender or their respective counsel may have reasonably requested.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than with respect to the Second Amendment Incremental Term Loans), is subject to the satisfaction of the following conditions:

(a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date of such Borrowing (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(b) At the time of and immediately after giving effect to the Borrowing of the Loans, no Default shall have occurred and be continuing.

(c) The Borrower shall have delivered to the Administrative Agent a Notice of Borrowing (i) prior to 1:00 p.m. (New York time) at least three Business Days prior to each Borrowing of Term Loans which are to be initially LIBOR Loans, and (ii) prior to 12:00 noon (New York time) on the date of each Borrowing of Term Loans which are to be Base Rate Loans.

The Borrowing of the Loans shall be deemed to constitute a representation and warranty by the Borrower on the date hereof as to the matters specified in paragraphs (a) and (b) of this Section.

SECTION 4.03 Delayed Draw Sub-Commitments. The obligation of each Second Amendment Incremental Term Lender to make a Second Amendment Incremental Term Loan on any date pursuant to the Delayed Draw Sub-Commitments is subject to the satisfaction of the following conditions:1

(a) No Event of Default under Section (h), (i) or (j) of Article VII shall have occurred and be continuing.

(b) The Notice of Borrowing in respect of such funding shall direct that the proceeds of such Borrowing (net of any fees or other amounts retained by the Administrative Agent in accordance with the terms of the Loan Documents) be deposited to the Operating Account.

[1]	Under ongoing review by RTI but to be consistent with those discussed among the principals.

(c) At or prior to the time of such Borrowing, the Revolving Agent shall not have exercised any rights, including rights of setoff, with respect to the Operating Account.

(d) After giving effect to such Borrowing and the application of such Second Amendment Incremental Term Loans, the Borrower and its Subsidiaries shall not have any Excess Cash.

(e) The proceeds of such Borrowing shall only be used (or be earmarked as of such date to be used) as permitted under Section II.F of the Second Amendment.

ARTICLE V

Affirmative Covenants

Until all of the Secured Obligations have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that:

SECTION 5.01 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent (for the Administrative Agent’s distribution of each item in clauses (a), (b), (c), (d), (f) and (g) below to each Lender):

(a) within ninety (90) days after the end of each fiscal year of the Parent, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing or otherwise reasonably acceptable to the Administrative Agent (without a “going concern” or like qualification, commentary or exception (other than a going concern or like qualification, commentary or exception due solely to the fact that the Maturity Date is then scheduled to occur in less than twelve months) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Parent, its unaudited consolidated and consolidating balance sheet and related statements of operations and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Parent and its Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) within thirty (30) days after the end of each fiscal month of the Parent, its consolidated and consolidating balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal month and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Parent and its Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(d) concurrently with any delivery of financial statements under clause (a), (b) or (c) above, a certificate of a Financial Officer of the Borrower in substantially the form of Exhibit C (“Compliance Certificate”) (i) certifying, in the case of the financial statements delivered under clause (b) or (c), as presenting fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations with respect to Section 6.12 and (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(e) as soon as available but in any event no later than sixty (60) days after to the end of, each fiscal year of the Parent, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement with assumptions made in the build-up of such projections) of the Parent for each month of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent;

(f) concurrently with any delivery of any reports to the Revolving Agent, any reports delivered to Revolving Agent pursuant to the Revolving Credit Agreement;

(g) [reserved];

(h) [reserved];

(i) Promptly upon their becoming available and without duplication of any obligations with respect to any such information that is otherwise required to be delivered under the provisions of any Loan Document, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by the Parent or the Borrower to its security holders acting in such capacity or by any Subsidiary of the Borrower to its security holders other than the Borrower or another Subsidiary of the Borrower and (ii) all regular and periodic reports and all registration statements (other than on Form S-8 or similar form) and prospectuses, if any, filed by the Parent or any of its Subsidiaries with any securities exchange or with the SEC or any governmental or private regulatory authority; and

(j) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Loan Party or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request; provided, that notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, no Loan Party or any Subsidiary shall be required to deliver any information to the extent it (i) is subject to third party confidentiality agreements with Persons that are not Affiliates of the Loan Party or Subsidiary or attorney/client privilege, (ii) constitutes non-financial trade secrets or non-financial proprietary information or (iii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by applicable law).

Financial information required to be delivered pursuant to Sections 5.01(a), (b) or (i) (in each case, solely to the extent such financial information is included in materials filed with the SEC or posted on the relevant website, as the case may be) shall be deemed to have been delivered to the Administrative Agent on the date on which such information has been posted on such Loan Party or Subsidiary’s behalf or is available via the EDGAR system of the SEC; provided that in each case the Loan Party shall (i) notify the Administrative Agent of the posting of any such information and (ii) promptly deliver paper copies of any such documents to the Administrative Agent if the Administrative Agent so requests.

SECTION 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent (for distribution to each Lender) prompt (but in any event within any time period that may be specified below) written notice of the following:

(a) the occurrence of any Default;

(b) receipt of any written notice of any investigation by a Governmental Authority or any litigation or proceeding commenced or threatened in writing against any Loan Party or any Subsidiary that (i) seeks damages in excess of $1,000,000, (ii) seeks injunctive relief which could reasonably be expected to result in a Material Adverse Effect, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets, in each case which could reasonably be expected to result in a Material Adverse Effect, (iv) alleges criminal misconduct by any Loan Party or any Subsidiary which could reasonably be expected to result in a Material Adverse Effect, (v) alleges the violation of, or seeks to impose remedies under, any Environmental Law or related Requirement of Law, or seeks to impose Environmental Liability, in each case which could reasonably be expected to result in a Material Adverse Effect, (vi) asserts liability on the part of any Loan Party or any Subsidiary in excess of $1,000,000 in respect of any tax, fee, assessment, or other governmental charge, or (vii) involves any product recall which could reasonably be expected to result in a liability in excess of $1,000,000;

(c) any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral;

(d) any loss, damage, or destruction to the Collateral in the amount of $1,000,000 or more, whether or not covered by insurance;

(e) within three (3) Business Days of receipt thereof, any and all default notices received under or with respect to any leased location or public warehouse where Inventory constituting Collateral with a value in excess of $1,000,000 is located;

(f) solely to the extent the Borrower would be required to make a Form 8-K disclosure in respect thereof, all material amendments to material agreements;

(g) within two (2) Business Days after the occurrence thereof, any Loan Party entering into a Swap Agreement with a notional amount of $1,000,000 or more or an amendment thereto, together with copies of all agreements evidencing such Swap Agreement or amendment;

(h) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(i) any other development that results, or could reasonably be expected to result in, a Material Adverse Effect;

(j) all amendments to (i) the Purchase Agreement an each of the other agreements, instruments and other documents executed in connection with the Purchase Agreement, together with a copy of each such amendment, (ii) the Revolving Loan Documents, and (iii) and documents evidencing Subordinated Indebtedness, in each case, together with a copy of each such amendment;

(k) (i) any notice that the FDA or any other similar Governmental Authority is limiting, suspending or revoking any Registration, changing the market classification, distribution pathway or parameters, or labeling of the Products of the Loan Parties or their respective Subsidiaries, or considering any of the foregoing; (ii) any Loan Party or any of its Subsidiaries becoming subject to any administrative or regulatory action, inspection, Form FDA 483 observation, warning letter, notice of violation letter, or other notice, response or commitment made to or with the FDA or any comparable Governmental Authority, or any Product of any Loan Party or any of its Subsidiaries being seized, withdrawn, recalled, detained, or subject to a suspension of manufacturing, or the commencement of any proceedings in the U.S. or any other jurisdiction seeking the withdrawal, recall, suspension, import detention, or seizure of any Product are pending or threatened against the Loan Parties or their respective Subsidiaries; and (iii) any voluntary withdrawal or recall of any Product by any Loan Party or any of its Subsidiaries in an aggregate amount of $1,000,000 or which would, in the aggregate, have a Material Adverse Effect; and

(l) promptly upon, and in any event within five (5) Business Days after, receipt thereof, copies of all “management letters” submitted to any Loan Party by the independent public accountants referred to in Section 5.01(a) in connection with each audit made by such accountants;

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. Information required to be delivered pursuant to clause (b), (e), (f) and (g) of this Section shall be deemed to have been delivered if such information, or one or more annual or quarterly or other periodic reports containing such information, is (i) filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System, or (ii) posted on the Borrower’s behalf on an Internet or intranet website, if any, to which the Administrative Agent and the Lenders have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that, the Borrower shall notify (which may be by telecopy or electronic mail) the Administrative Agent of the filing of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.

SECTION 5.03 Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and commercially reasonable to preserve, renew and keep in full force the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits necessary to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except as could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 or dispositions, sales, transfers or leases permitted under Section 6.05, and (b) except as permitted by Section 6.03, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

SECTION 5.04 Payment of Obligations. Each Loan Party will, and will cause each Subsidiary to, pay or discharge all Material Indebtedness and all other material liabilities and obligations, including Taxes, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and (b) such Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP; provided, however, that each Loan Party will, and will cause each Subsidiary to, remit withholding taxes and other payroll taxes to appropriate Governmental Authorities as and when claimed to be due, notwithstanding the foregoing exceptions.

SECTION 5.05 Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property necessary to the conduct of its business in good working order and condition, casualty, condemnation and ordinary wear and tear excepted.

SECTION 5.06 Books and Records; Inspection Rights. Each Loan Party will, and will cause each Subsidiary to, (a) keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (b) subject to Sections 5.11 and 5.13, permit any representatives designated by the Administrative Agent or any Lender (including employees of the Administrative Agent, any Lender or any consultants, accountants, lawyers, agents and appraisers retained by the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties, to conduct at such Loan Party’s premises field examinations of such Loan Party’s assets, liabilities, books and records, including examining and making extracts from its books and records, environmental assessment reports and Phase I or Phase II studies, and to discuss its affairs, finances and condition with its officers and independent accountants (and so long as no Event of Default has occurred and is continuing, a Financial Officer of the Loan Parties shall be entitled to, but not required to, participate in such discussions with the independent accountants), all at such reasonable times and as often as reasonably requested. Each Loan Party acknowledges that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain Reports pertaining to each Loan Party’s assets for internal use by the Administrative Agent and the Lenders. Only one (1) such inspection per calendar year shall be at the sole expense of Borrower; provided that after the occurrence and during the continuation of an Event of Default, there shall be no limitation on the number or frequency of inspections that shall be at the sole expense of the Borrower.

SECTION 5.07 Compliance with Laws and Material Contractual Obligations. Each Loan Party will, and will cause each Subsidiary to, (i) comply with all Requirement of Law applicable to it or its property (including without limitation Environmental Laws and material Requirements of Law concerning Public Health Law), and (ii) perform its obligations under material agreements to which it is a party, except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party will maintain in effect and enforce policies and procedures designed to ensure compliance in all material respects by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

SECTION 5.08 Use of Proceeds.

(a) (i) The Borrower shall use the proceeds of the Initial Term Loans solely as follows: (A) first, to refinance on the Effective Date, Prior Indebtedness and then to pay a portion of the consideration under the Purchase Agreement and (B) to pay costs and expenses of the Transactions. (ii) The Borrower shall use the proceeds of the Second Amendment Incremental Term Loans solely as set forth in Section II.F of the Second Amendment. The Borrower shall use the proceeds of the Incremental Facilities solely as provided in Section 2.01(c)(iii).

SECTION 5.09 Accuracy of Information. The Loan Parties will ensure that any written information, including financial statements or other documents, furnished to the Administrative Agent or the Lenders in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder when taken as a whole after giving effect to any supplements (and excluding any projections, budgets, and information of a general or industry nature) contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Borrower on the date thereof as to the matters specified in this Section 5.09; provided that, with respect to projected financial information, the Loan Parties will only ensure that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that projections are subject to contingencies and uncertainties and that actual results may differ and that such differences may be material).

SECTION 5.10 Insurance. Each Loan Party will, and will cause each Subsidiary to, maintain with financially sound and reputable carriers having a financial strength rating of at least A- by A.M. Best Company (a) insurance in such amounts (with no greater risk retention) and against such risks (including, without limitation: loss or damage by fire and loss in transit; theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents. Each such policy of insurance shall (i) in the case of each liability policy, name Administrative Agent on behalf of the Secured Parties as an additional insured thereunder as its interests may appear and (ii) in the case of each casualty insurance policy contain a loss payable clause or endorsement that names Administrative Agent, on behalf of the Secured Parties, as the loss payee thereunder and, to the extent available, provide for at least thirty (30) days’ prior written notice to Administrative Agent of any modification or cancellation of such policy (or ten (10) days’ prior written notice in the case of the failure to pay any premiums thereunder). A true and complete listing of such insurance, including issuers, coverages and deductibles, shall be provided to Administrative Agent promptly following Administrative Agent’s request. The Borrower will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

SECTION 5.11 Casualty and Condemnation. The Borrower will (a) furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement, the Intercreditor Agreement and the Collateral Documents.

SECTION 5.12 [Reserved].

SECTION 5.13 [Reserved].

SECTION 5.14 [Reserved].

SECTION 5.15 Additional Collateral; Further Assurances.

(a) Subject to applicable Requirement of Law, each Loan Party will cause each Domestic Subsidiary (other than any FSHCO) formed or acquired after the date of this Agreement to promptly become a Loan Party by executing a joinder agreement. Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Loan Party which constitutes Collateral, including any parcel of real property located in the U.S. owned by any Loan Party (other than Excluded Assets).

(b) Each Loan Party will cause 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries (other than Excluded Subsidiaries and any FSHCO) and (ii) 65% (or such greater percentage that, due to a change in applicable law after the date hereof, (1) could not reasonably be expected to cause the undistributed earnings of such foreign Subsidiary as determined for U.S. Federal income tax purposes to be treated as a deemed dividend to such foreign Subsidiary’s U.S. parent and (2) could not reasonably be expected to cause any adverse tax consequences in the reasonable opinion of the Borrower) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2) in each Foreign Subsidiary and each FSHCO directly owned by the Parent, the Borrower or any Domestic Subsidiary (excluding any FSHCO) to be subject at all times to a first priority (subject to the Intercreditor Agreement), perfected Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request.

(c) Without limiting the foregoing, each Loan Party will, and will cause each Subsidiary (other than Excluded Subsidiaries) to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which may be required by any Requirement of Law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority (in each case subject to the qualifications, if any, set forth in the Loan Documents) of the Liens created or intended to be created by the Collateral Documents, all in form and substance reasonably satisfactory to the Administrative Agent and all at the expense of the Loan Parties.

(d) If any material assets constituting Collateral (including any real property or improvements thereto or any interest therein, but excluding Excluded Assets) are acquired by any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien under the Security Agreement upon acquisition thereof), the Borrower will (i) notify the Administrative Agent and the Lenders thereof and, if requested by the Administrative Agent or the Required Lenders, cause such assets to be subjected to a Lien securing the Secured Obligations and (ii) take, and cause each applicable Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect (in each case subject to the qualifications, if any, set forth in the Loan Documents) such Liens, including actions described in paragraph (c) of this Section, all at the expense of the Loan Parties.

SECTION 5.16 Post-Closing Obligations. Each Loan Party will provide the items or complete the actions set forth on Schedule 5.16 prior to the date therefor set forth on such Schedule (unless any such date is extended by the Administrative Agent in writing in its sole discretion).

SECTION 5.17 Compliance with Laws. Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all Requirements of Law and Permits (including without limitation, all Registrations) of any Governmental Authority having jurisdiction over it, its business or its Products, except where such failures to comply would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Without limiting the generality of the foregoing, each Loan Party and its Subsidiaries shall comply with all Public Health Laws and their implementation by any applicable Governmental Authority and all lawful requests of any Governmental Authority applicable to its Products. All Products developed, manufactured, tested, distributed or marketed by or on behalf of any Loan Party or any of its Subsidiaries that are subject to the jurisdiction of the FDA or comparable Governmental Authority shall be developed, tested, manufactured, distributed and marketed in material compliance with the Public Health Laws and any other Requirements of Law, including, without limitation, product approval or premarket notification, good manufacturing practices, labeling, advertising, record-keeping, and adverse event reporting, and have been and are being tested, investigated, distributed, marketed, and sold in compliance with Public Health Laws and all other Requirements of Law.

SECTION 5.18 Cash Management Systems. Each Loan Party shall enter into, and cause each depository, securities intermediary or commodities intermediary to enter into, “springing” Deposit Account Control Agreements with respect to each deposit, securities, commodity or similar account maintained by such Person (other than Excluded Accounts) as of and after the Effective Date; provided that any Deposit Account Control Agreement entered into prior to the Effective Date among the Revolving Agent, the applicable Loan Party and the applicable banking institution holding such Loan Party’s funds shall satisfy such requirement with respect to such deposit, securities, commodity or similar account so long as the Revolving Agent agrees, pursuant to the Intercreditor Agreement, to serve as the Administrative Agent’s bailee for perfection purposes; provided, further, it is agreed and understood that (A) the Loan Parties shall have until the date that is ninety (90) days following the Effective Date or the closing date of such Permitted Acquisition, as applicable (or such later date as may be agreed to by Agent in its sole discretion) to comply with the provisions of this Section 5.18 with regard to accounts (other than Excluded Accounts) of the Loan Parties existing on the Effective Date or acquired in connection with such Permitted Acquisition, as applicable and (B) during the periods described in clause (A), the absence of a Deposit Account Control Agreement as to cash or Permitted Investments in the applicable accounts referred to therein shall not (in and of itself) prevent the cash or Permitted Investments therein from being netted in the calculation of the Total Net Leverage Ratio.

SECTION 5.19 Landlord Agreements. Each Loan Party shall use commercially reasonable efforts to obtain a landlord agreement or bailee or mortgagee waivers, as applicable, from the lessor of each leased property, bailee in possession of any Collateral or mortgagee of any owned property with respect to (to the extent leased) (i) the Borrower’s headquarters, (ii) each location where material books and records are located, and (iii) each of the following locations: 11621 Research Circle, Alachua, FL 32615 and 375 River Park Circle, Marquette, MI 49855, in each case, which agreement shall be reasonably satisfactory in form and substance to Administrative Agent.

ARTICLE VI

Negative Covenants

Until all of the Secured Obligations have been Paid in Full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that:

SECTION 6.01 Indebtedness. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except:

(a) the Secured Obligations;

(b) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals, refinancings and replacements of any such Indebtedness in accordance with clause (f) hereof;

(c) Indebtedness of the Borrower or Loan Party to any Subsidiary or other the Borrower or Loan Party and of any Subsidiary to the Borrower, Loan Party or any other Subsidiary; provided that (i) Indebtedness of any Subsidiary that is not a Loan Party to the Borrower or any other Loan Party shall be subject to Section 6.04 and (ii) Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent;

(d) Guarantees by the Borrower or other Loan Party of Indebtedness of any Subsidiary or other the Borrower or Loan Party and by any Subsidiary of Indebtedness of the Borrower, Loan Party or any other Subsidiary; provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by the Borrower or any other Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04 and (iii) Guarantees permitted under this clause (d) shall be subordinated to the Secured Obligations on the same terms as the Indebtedness so Guaranteed is subordinated to the Secured Obligations;

(e) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with clause (f) below; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e), together with any Refinance Indebtedness in respect thereof permitted by clause (f) below, shall not exceed $11,000,000 at any time outstanding;

(f) Indebtedness which represents extensions, renewals, refinancing or replacements (such Indebtedness being so extended, renewed, refinanced or replaced being referred to herein as the “Refinance Indebtedness”) of any of the Indebtedness described in clauses (b), (e), (j) and (t) hereof (such Indebtedness being referred to herein as the “Original Indebtedness”); provided that (i) such Refinance Indebtedness does not increase the principal amount or interest rate (other than the then-prevailing customary interest rate for Indebtedness of such type of Refinance Indebtedness) of the Original Indebtedness, (ii) any Liens securing such Refinance Indebtedness are not extended to any additional property of any Loan Party or any Subsidiary, (iii) no Loan Party or any Subsidiary that is not originally obligated with respect to repayment of such Original Indebtedness is required to become obligated with respect to such Refinance Indebtedness, (iv) such Refinance Indebtedness does not result in a shortening of the average weighted maturity of such Original Indebtedness, (v) the terms of such Refinance Indebtedness (other than fees and interests) are not materially less favorable to the obligor thereunder than the original terms of such Original Indebtedness taken as a whole in light of then current market conditions and (vi) if such Original Indebtedness was subordinated in right of payment to any of the Secured Obligations, then the terms and conditions of such Refinance Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to such Original Indebtedness;

(g) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(h) Indebtedness of any Loan Party in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business;

(i) Subordinated Indebtedness (A) in an aggregate principal amount not to exceed $10,000,000 at any time outstanding or (B) that is PIK Debt (plus additional principal consisting of interest that is paid in kind);

(j) Indebtedness of any Person that becomes a Subsidiary after the date hereof in an aggregate principal amount not to exceed $5,000,000 at any time outstanding; provided that such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary;

(k) other unsecured Indebtedness in an aggregate principal amount not to exceed $2,500,000 at any time outstanding so long as (i) [reserved], (ii) such Indebtedness is not guaranteed by any Subsidiary of the Borrower other than the Loan Guarantors (which guarantees, if such Indebtedness is subordinated, shall be expressly subordinated to the Secured Obligations on terms not less favorable to the Lenders than the subordination terms of such Subordinated Indebtedness) and (iii) such Indebtedness is issued on then-market terms and restrictions customary for Indebtedness of such type and the restrictions imposed thereby will not adversely affect in any material respect the obligation or ability of the Borrower or any other Loan Party to make any payments required hereunder or otherwise satisfy the Obligations, in each case as determined in the good faith judgment of the Borrower;

(l) Indebtedness incurred in the ordinary course of business in connection with the financings of insurance premiums;

(m) Indebtedness in respect of netting services, overdraft protection or other cash management arrangements incurred in the ordinary course of business;

(n) Indebtedness in respect of taxes, assessments or governmental charges which are permitted to be outstanding in accordance with Section 5.04;

(o) Indebtedness consisting of judgments not otherwise constituting an Event of Default;

(p) Indebtedness under Swap Agreements entered into from time to time in accordance with Section 6.07;

(q) Indebtedness consisting of deferred purchase price or notes issued to officers, directors and employees to purchase or redeem Equity Interests of the Borrower in an aggregate principal amount not to exceed $1,100,000 at any time outstanding;

(r) Indebtedness consisting of (i) the obligation to make Permitted Earnouts so long as such Indebtedness is incurred on then-market terms and restrictions customary for Indebtedness of such type and the restrictions imposed thereby will not adversely affect in any material respect the obligation or ability of the Borrower or any other Loan Party to make any payments required hereunder or otherwise satisfy the Obligations, in each case as determined in the good faith judgment of the Borrower, or (ii) other purchase price adjustments and indemnities in connection with Permitted Acquisitions, or dispositions permitted under Sections 6.05 or 6.06; provided that the aggregate principal amount of all such Indebtedness (other than such Indebtedness incurred pursuant to the Purchase Agreement) under clause (i) and (ii) that is permitted to be paid in cash shall not to exceed $10,000,000 at any time outstanding. For the avoidance of doubt, such Indebtedness that is payable only in the form of Equity Interests shall not be subject to such $10,000,000 limitation;

(s) Indebtedness arising out of the endorsement of checks and other negotiable instruments for deposit or collection in the ordinary course of business; and

(t) the First Lien Obligations subject to the First Lien Cap (as defined in the Intercreditor Agreement), as applicable; provided that First Lien Obligations constituting the First Lien Accordion Amount (as defined in the Intercreditor Agreement) shall only be permitted to the extent such First Lien Accordion Amount complies with the Revolving Credit Agreement (as in effect on the date hereof) without giving effect to any waiver of any applicable leverage tests set forth therein, the compliance of which are conditions to the incurrence of such First Lien Accordion Amount.

SECTION 6.02 Liens. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including Accounts) or rights in respect of any thereof, except:

(a) Liens created pursuant to any Loan Document;

(b) Permitted Encumbrances;

(c) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or Subsidiary or any other the Borrower or Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof, and extensions, renewals, refinancings and replacements thereof that do not increase the outstanding principal amount thereof;

(d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of the Borrower or Subsidiary or any other the Borrower or Subsidiary;

(e) any Lien existing on any property or asset (other than Accounts and Inventory) prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset (other than Accounts and Inventory) of any Person that becomes a Loan Party after the date hereof prior to the time such Person becomes a Loan Party; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Loan Party, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Loan Party and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Loan Party, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(f) Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon;

(g) [Reserved];

(h) Liens in favor of the Borrower or another Loan Party in respect of Indebtedness permitted under Section 6.01(c);

(i) Liens on insurance premiums securing Indebtedness permitted under Section 6.01(m);

(j) Liens securing obligations in an aggregate principal amount not to exceed $550,000 at any time outstanding;

(k) Customary rights of setoff, revocation, refund or chargeback under deposit agreements or under the UCC of banks or other financial institutions where any Loan Party or any Subsidiary maintains deposits in the ordinary course of business permitted by this Agreement;

(l) Non-exclusive licenses or sublicenses of intellectual property granted by any Loan Party in the ordinary course of business;

(m) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business of the Borrower and any Subsidiary;

(n) Financing statements with respect to a lessor’s rights in and to personal property leased to such Person in the ordinary course of such Person’s business other than a Capital Lease Obligation;

(o) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements with the Loan Parties in the ordinary course of business;

(p) assignments and sales permitted by Section 6.05; and

(q) Liens in favor of Revolving Agent, securing the First Lien Obligations, so long as such Liens are all times subject to the Intercreditor Agreement.

SECTION 6.03 Fundamental Changes.

(a) No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Subsidiary of the Borrower may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, and (ii) any Loan Party (other than the Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

(b) No Loan Party will, nor will it permit any Subsidiary to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date hereof and businesses reasonably related, substantially similar or complementary thereto.

(c) No Loan Party will, nor will it permit any Subsidiary to, change its fiscal year from the basis in effect on the Effective Date without the consent of the Administrative Agent.

(d) No Loan Party shall, and no Loan Party shall suffer or permit any of its Subsidiaries to (i) change its name as it appears in official filings in its jurisdiction of organization, (ii) change its jurisdiction of organization or formation, in the case of clauses (i) and (ii), without at least ten (10) days’ prior written notice to Administrative Agent (or such shorter period as may be agreed by Administrative Agent in its sole discretion), or (iii) consummate a Division/Series Transaction.

SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any Subsidiary to, form any subsidiary after the Effective Date, or purchase, hold or acquire (including pursuant to any merger with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any evidences of Indebtedness or Equity Interests or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, division, product line (including rights in respect of any drug or other pharmaceutical product) or line of business of such Person (whether through purchase of assets, merger or otherwise), or acquire an exclusive long term license of rights to a drug or other product line of any Person (each an “Investment”), except:

(a) Permitted Investments;

(b) Investments in existence on the date hereof and described in Schedule 6.04;

(c) Investments by the Borrower and its Subsidiaries in Equity Interests in their respective Subsidiaries; provided that (A) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Security Agreement (subject to the limitations applicable to Equity Interests of a Foreign Subsidiary referred to in Section 5.14), and (B) the aggregate amount of Investments by Loan Parties in Equity Interests of Subsidiaries that are not Loan Parties (together with outstanding intercompany loans permitted under clause (B) to the proviso to Section 6.04(d) and outstanding Guarantees permitted under the proviso to Section 6.04(e)) shall not exceed $1,100,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs);

(d) loans or advances made by any Loan Party to any Subsidiary and made by any Subsidiary to a Loan Party or any other Subsidiary; provided that (A) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Security Agreement and (B) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding Investments permitted under clause (B) to the proviso to Section 6.04(c) and outstanding Guarantees permitted under the proviso to Section 6.04(e)) shall not exceed $1,100,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs);

(e) Guarantees constituting Indebtedness permitted by Section 6.01; provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party (together with outstanding Investments permitted under clause (B) to the proviso to Section 6.04(c) and outstanding intercompany loans permitted under clause (B) to the proviso to Section 6.04(d)) shall not exceed $1,100,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs);

(f) loans or advances made by a Loan Party to its employees on an arms-length basis in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $275,000 to any employee and up to a maximum principal amount of $1,100,000 in the aggregate at any one time outstanding;

(g) notes payable, or stock or other securities issued by Account Debtors to a Loan Party pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business, consistent with past practices;

(h) Investments in the form of Swap Agreements permitted by Section 6.07;

(i) Investments of any Person existing at the time such Person becomes a Subsidiary of the Borrower or consolidates or merges with the Borrower or any of the Subsidiaries (including in connection with a Permitted Acquisition) so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such merger;

(j) Investments received in connection with the disposition of assets permitted by Section 6.05; and

(k) Investments constituting deposits described in clauses (c) and (d) of the definition of the term “Permitted Encumbrances” or made to a landlord in the ordinary course of business to secure or support obligations of a Loan Party under a lease of real property;

(l) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions to, customers and suppliers in the ordinary course of business;

(m) other Investments, loans and advances not to exceed $1,100,000 in the aggregate;

(n) non-cash Investments consisting of loans to officers, directors and employees, all of the proceeds of which are used by such Persons to purchase simultaneously equity interests issued by the Borrower, to the extent otherwise permitted under this Agreement and not exceeding $1,100,000 in the aggregate at any time outstanding;

(o) Investments (i) taken in connection with the settlement of accounts or the bankruptcy or restructuring of Account Debtors of the Loan Parties or their Subsidiaries and (ii) deposits, prepayments and other credits to suppliers, in each case with respect to the foregoing clauses (i) and (ii) made in the ordinary course of business and consistent with past practice;

(p) Permitted Acquisitions; and

(q) other Investments, loans or advances not to exceed $10,000,000 in the aggregate; provided that, (i) both before and after giving pro forma effect to any such Investment, loan or advance pursuant to this clause (q), no Default or Event of Default shall have occurred and be continuing and (ii) any Acquisition made pursuant to this clause (q) must constitute a Permitted Acquisition.

SECTION 6.05 Asset Sales. No Loan Party will, nor will it permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Borrower permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to another Subsidiary in compliance with Section 6.04), except:

(a) sales, transfers and dispositions of (i) Inventory in the ordinary course of business and (ii) used, obsolete, worn out or surplus Equipment or property in the ordinary course of business;

(b) sales, transfers and dispositions of assets to the Borrower or any Subsidiary; provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

(c) sales, transfers and dispositions of Accounts in connection with the compromise, settlement or collection thereof;

(d) sales, transfers and dispositions of Permitted Investments and other Investments permitted by clauses (i) and (k) of Section 6.04;

(e) [Reserved];

(f) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Subsidiary;

(g) granting of Liens to the extent permitted under Section 6.02;

(h) transfer, abandonment or allowance to lapse of intellectual property that is immaterial or no longer used in or necessary for the conduct of the business; and

(i) sales, transfers and other dispositions of assets (other than Equity Interests in a Subsidiary unless all Equity Interests in such Subsidiary are sold) that are not permitted by any other clause of this Section in an amount not to exceed $10,000,000 during the term of this Agreement.

SECTION 6.06 Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a “Sale and Leaseback Transaction”).

SECTION 6.07 Swap Agreements. No Loan Party will, nor will it permit any Subsidiary to, enter into any Swap Agreement, except Swap Agreements entered into for non-speculative purposes.

SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness.

(a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) each of the Loan Parties may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, and (iii) the Borrower may make Restricted Payments, not exceeding $2,750,000 during any fiscal year of the Borrower, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, and (iv) the Loan Parties may make distributions to any direct or indirect parent entity of any consolidated, affiliated or unitary group of which any such Loan Party is a member in an amount sufficient to pay any Taxes imposed on such parent under applicable law to the extent attributable to the income or operations of the Loan Parties.

(b) No Loan Party will, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Indebtedness, except:

(i) payment of Indebtedness created under the Loan Documents;

(ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness permitted under Section 6.01, other than payments in respect of the Subordinated Indebtedness;

(iii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness permitted under Section 6.01(k) so long as, both before and after giving pro forma effect to such payment no Default or Event of Default shall have occurred and be continuing;

(iv) refinancings of Indebtedness to the extent permitted by Section 6.01;

(v) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by the terms of Section 6.05; and

(vi) all amounts owing to Revolving Agent and Revolving Lenders pursuant to the Revolving Credit Agreement, as in effect on the date hereof or as may be amended, modified, supplemented, refinanced or replaced from time to time in accordance with the Intercreditor Agreement.

SECTION 6.09 Transactions with Affiliates. No Loan Party will, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Loan Parties not involving any other Affiliate, (c) any Investment permitted by Sections 6.04(c), 6.04(d), 6.04(e) or 6.04(q), (d) any Indebtedness permitted under Section 6.01(c), 6.01(d) or 6.01(e), (e) any Restricted Payment permitted by Section 6.08, (f) loans or advances to employees permitted under Section 6.04, (g) the payment of reasonable fees to directors of the Borrower or any other Loan Party who are not employees of the Borrower or Loan Party, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrower or the other Loan Parties in the ordinary course of business and (h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by the Borrower’s board of directors.

SECTION 6.10 Restrictive Agreements. No Loan Party will, nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by any Requirement of Law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale; provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (vi) the foregoing shall not apply to customary restrictions and conditions arising in connection with any sale, transfer, lease or disposition permitted by Section 6.05, (vii) the foregoing shall not apply to restrictions or conditions with respect to cash collateral so long as the Lien in respect of such cash collateral is permitted under Section 6.02, (viii) the foregoing shall not apply to restrictions or conditions contained in any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby and proceeds thereto), and (ix) the foregoing shall not apply to customary provisions in joint venture agreements, limited liability company operating agreements, partnership agreements, stockholders agreements and other similar agreements.

SECTION 6.11 Amendment of Material Documents. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to any Subordinated Indebtedness (except as permitted by the applicable subordination agreements), or (b) its charter, articles or certificate of incorporation or organization, by-laws, operating, management or partnership agreement or other organizational or governing documents, in each case to the extent any such amendment, modification or waiver would be materially adverse to the Lenders.

SECTION 6.12 Financial Covenants.

(a) Fixed Charge Coverage Ratio. During each Covenant Testing Period the Borrower will not permit the Fixed Charge Coverage Ratio, determined for any period of twelve (12) consecutive months ending on the last day of each calendar month, to be less than 0.91:1.00, to be measured (a) on the initial date of such Covenant Testing Period for the most recent calendar month then ended for which financial statements have been delivered pursuant to Section 5.01, and (b) thereafter, as of the last day of each calendar month ending during such Covenant Testing Period for which financial statements have been delivered pursuant to Section 5.01.

(b) Total Net Leverage Ratio. The Loan Parties shall not suffer or permit the Total Net Leverage Ratio as of any date set forth below to be greater than the maximum ratio set forth in the table below opposite such date:

Computation Period Ending:	Maximum Total Net Leverage Ratio:
March 31, 2019	9.00:1.00
June 30, 2019	7.50:1.00
September 30, 2019	6.00:1.00
December 31, 2019	5.00:1.00
March 31, 2020	5.75:1.00
June 30, 2020	5.75:1.00
September 30, 2020	5.75:1.00
December 31, 2020	5.75:1.00
March 31, 2021	5.25:1.00
June 30, 2021	5.25:1.00
September 30, 2021 and the last day of each fiscal quarter ending thereafter	3.50:1.00

SECTION 6.13 Anti-Layering. Notwithstanding anything to the contrary contained herein or in any other Loan Document, neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any Indebtedness that (a) is subordinate or junior in right of payment, or application, payment or distribution of any Collateral, to the First Lien Obligations unless such Indebtedness is subordinate or junior to the Obligations to at least the same extent, and on the same terms, as such Indebtedness is subordinate or junior to the First Lien Obligations and (b) is secured by a Lien that is junior or subordinate in right of payment, or application of proceeds, to the Lien securing the First Lien Obligations unless such Lien is subordinate or junior to the Obligations to at least the same extent, and on the same terms, as such Lien is subordinate or junior to the First Lien Obligations. Notwithstanding any provision contained in this Section 6.13 or the Loan Documents to the contrary, the Loan Parties, the Revolving Agent and the other Revolving Lenders may at any time and from time to time without the consent of or notice to any Secured Party and without violating any Loan Document or creating any Default, amend the payment waterfall provisions contained in the Revolving Credit Documents, create or add new tranches of First Lien Obligations, and/or reallocate all or a portion of the First Lien Obligations to the principal amount of one or more newly created loan tranches or facilities, each of which may be contractually senior, junior or pari passu in right of payment to the then existing or thereafter arising First Lien Obligations; provided, however, that (i) any such amendments, creations, additions, reallocations and modifications shall be subject to the limitations set forth in the Intercreditor Agreement and (ii) in no event shall any such newly-created loan tranches or facilities be Lien subordinated to any other First Lien Obligations or have Lien priority to any other First Lien Obligations (provided that for the avoidance of doubt, tranches of First Lien Obligations within the Revolving Credit Documents may be contractually senior, junior or pari passu in right of payment to any other tranche of First Lien Obligations within the Revolving Credit Documents).

SECTION 6.14 Amendments to Certain Indebtedness. No Loan Party shall, and no Loan Party shall permit any Subsidiary to, directly or indirectly, change or amend the terms of any First Lien Obligations except to the extent permitted by the Intercreditor Agreement; provided, if any amendment or modification to the Revolving Credit Documents amends or modifies any representation and warranty, covenant (including any financial covenant and any definitions relating to such representation, warranties or covenants (including any financial covenants)) or event of default contained in the Revolving Credit Documents (or any related definitions) (but excluding, for purposes of clarity, any amendment or modification to the interest rates, the fees, or the mandatory prepayments required to be made under the Revolving Credit Agreement or any premiums relating thereto, which shall be subject to the terms of the Intercreditor Agreement), in each case, in a manner that is more restrictive than the applicable provisions permit as of the date hereof, or if any amendment or modification to the Revolving Credit Agreement or other Revolving Credit Document adds an additional representation and warranty, covenant or event of default therein, the Loan Parties acknowledge and agrees that, upon the request of the Administrative Agent, this Agreement or the other Loan Documents, as the case may be, shall be automatically amended or modified to affect similar amendments or modifications with respect to this Agreement or such other Loan Documents (preserving any cushions that may exist with respect to financial or negative covenants), without the need for any further action or consent by Borrower or any other party; and in furtherance of the foregoing, the Borrower shall permit the Administrative Agent and Lenders to document each such similar amendment or modification to this Agreement or such other Loan Documents or insert a corresponding new representation and warranty, covenant, event of default or other provision in this Agreement or such other Loan Documents without any need for any further action or consent by Borrower.

SECTION 6.15 Acquisition of First Lien Obligations.

(a) The Loan Parties shall promptly cancel any First Lien Obligations directly or indirectly acquired by them, any of their Subsidiaries, and no First Lien Obligations may be issued in substitution or exchange for any such First Lien Obligations. For the avoidance of doubt, this Section 6.15 is not intended and shall not prevent the Borrower from making any prepayment of the First Lien Obligations, including any voluntary or mandatory prepayment of the First Lien Obligations contemplated by the Revolving Credit Agreement.

(b) No Loan Party shall, and no Loan Party shall permit any Subsidiary to, agree to any amendment, modification or waiver of the Revolving Credit Agreement or any other Revolving Credit Document that would permit assignments of, or participations in, more than 20% of the First Lien Obligations by all Affiliates of any Loan Party.

SECTION 6.16 Transfers from Operating Account. No Loan Party shall, and no Loan Party shall permit any Subsidiary to, cause any proceeds of the Second Amendment Incremental Term Loans on deposit in the Operating Account to be transferred to any other deposit account (or to be converted into Cash Equivalents or other securities and credited so any securities account) of any Loan Party or any of its Subsidiaries.

ARTICLE VII

Events of Default.

If any of the following events (“Events of Default”) shall occur:

(a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;

(c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in, or in connection with, this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been materially incorrect when made or deemed made;

(d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained (i) in Section 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08 or in Article VI of this Agreement or (ii) in Article IV or Article VII of the Security Agreement;

(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those which constitute a default under another Section of this Article), and such failure shall continue unremedied for a period of (i) 5 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Section 5.01, 5.02 (other than Section 5.02(a)), 5.03 through 5.07, 5.10, 5.11, 5.13 or 5.16 of this Agreement or (ii) 30 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement or other Loan Documents;

(f) any Loan Party or Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of the First Lien Obligations or any other Material Indebtedness, when and as the same shall become due and payable (after giving effect to the expiration of all grace and notice periods applicable thereto);

(g) a default shall occur in the performance or observance of any obligation or condition with respect to the First Lien Obligations or any other Material Indebtedness if the effect of such default (i) results in the First Lien Obligations or any other Material Indebtedness becoming due prior to its scheduled maturity, (ii) in the case of all Material Indebtedness other than the First Lien Obligations, enables or permits (after giving effect to the expiration of all grace and notice periods applicable thereto) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, or (iii) in the case of the First Lien Obligations, results in the commitments under the Revolving Credit Documents being terminated prior to the scheduled termination date thereof;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of a Loan Party or Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) any Loan Party or Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) any Loan Party or Subsidiary shall become unable, admit in writing its inability, or publicly declare its intention not to, or fail generally to pay its debts as they become due;

(k) (i) one or more judgments for the payment of money in an aggregate amount in excess of $11,000,000 (after giving effect to third-party insurance from a creditworthy insurer that has not denied coverage)shall be rendered against any Loan Party, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of forty-five (45) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or Subsidiary to enforce any such judgment; or (ii) any Loan Party or Subsidiary shall fail within forty-five (45) days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;

(l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(m) a Change in Control shall occur;

(n) the Loan Guaranty or any Obligation Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty or any Obligation Guaranty, or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty or any Obligation Guaranty to which it is a party, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty or any Obligation Guaranty to which it is a party, or shall give notice to such effect, including, but not limited to notice of termination delivered pursuant to Section 10.08 or any notice of termination delivered pursuant to the terms of any Obligation Guaranty;

(o) except as permitted by the terms hereof or of any Collateral Document, (i) any Collateral Document shall for any reason fail to create a valid security interest in any Collateral purported to be covered thereby, or (ii) other than as a result of the failure of the Administrative Agent to take any action within its control to maintain perfection of the Liens created in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents (excluding any action based on facts or circumstances for which the Administrative Agent has not been notified in accordance with the provisions of the Loan Documents), any Lien securing any Secured Obligation shall cease to be a perfected, first priority Lien (subject to the Intercreditor Agreement);

(p) any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document;

(q) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction that evidences its assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms);

(r) the Intercreditor Agreement shall be invalidated or otherwise cease to constitute the legal, valid and binding obligations of the Loan Parties, Revolving Agent and Revolving Lenders enforceable in accordance with its terms unless terminated in accordance with its terms or the Loan Parties, Revolving Agent or any of the Revolving Lenders deny or contest the validity or enforceability of the Intercreditor Agreement; or

(s) the subordination provisions of any Subordination Agreement or any agreement or instrument governing any Subordinated Indebtedness shall for any reason cease to constitute the legal, valid and binding obligations of the parties thereto or any Loan Party shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations, for any reason shall not have the priority contemplated by this Agreement or such subordination provisions;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by written notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Term Loan Commitments, whereupon the Term Loan Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in the case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Term Loan Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower to the extent not prohibited by applicable law. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, increase the rate of interest applicable to the Loans and other Obligations as set forth in this Agreement and exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

ARTICLE VIII

The Administrative Agent.

SECTION 8.01 Appointment. Each of the Lenders, on behalf of itself and any of its Affiliates that are Secured Parties, hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the U.S., each of the Lenders hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document governed by the laws of such jurisdiction on such Lender’s behalf. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and the Loan Parties shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” as used herein or in any other Loan Documents (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Lender hereby consents to Administrative Agent entering into the Intercreditor Agreement and agrees to be bound by the terms of the Intercreditor Agreement and further authorizes the Administrative Agent to (i) take all actions set forth for the Administrative Agent therein and all actions reasonably related thereto and (ii) execute all amendments to the Intercreditor Agreement without the approval of Lenders to add additional Secured Obligations or First Lien Obligations thereto.

SECTION 8.02 Rights as a Lender. The entity serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Loan Party or any Subsidiary or any Affiliate thereof as if it were not the Administrative Agent hereunder.

SECTION 8.03 Duties and Obligations. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and, (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any Subsidiary that is communicated to or obtained by the entity serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct as determined by a final nonappealable judgment of a court of competent jurisdiction. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

SECTION 8.04 Reliance. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 8.05 Actions through Sub-Agents. The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

SECTION 8.06 Resignation. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right (with the consent of the Borrower; provided that such consent shall not to be unreasonably withheld or delayed and no consent of the Borrower shall be required if an Event of Default has occurred and is continuing but in any event will not be a Disqualified Institution) to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by its successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor, unless otherwise agreed by the Borrower and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duly or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above.

SECTION 8.07 Non-Reliance.

(a) Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and not investments in a business enterprise or securities. Each Lender further represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and has, independently and without reliance upon the Administrative Agent, any arranger of this credit facility or any amendment thereto or any other Lender and their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender shall, independently and without reliance upon the Administrative Agent, any arranger of this credit facility or any amendment thereto or any other Lender and their respective Related Parties and based on such documents and information (which may contain material, non-public information within the meaning of the U.S. securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a Lender or assign or otherwise transfer its rights, interests and obligations hereunder.

(b) Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (ii) the Administrative Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Administrative Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees) incurred by the Administrative Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

SECTION 8.08 Not Partners or Co-Venturers; Administrative Agent as Representative of the Secured Parties.

(a) The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender. The Administrative Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Agreement.

(b) In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the New York Uniform Commercial Code. Each Lender authorizes the Administrative Agent to enter into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents. Each Lender agrees that no Secured Party (other than the Administrative Agent) shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Secured Parties upon the terms of the Collateral Documents. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties.

SECTION 8.09 Indemnification. The Lenders agree to indemnify Administrative Agent in its capacity as such (to the extent not reimbursed by the Loan Parties and without limiting the obligation of the Loan Parties to do so), ratably according to their respective Term Loan Exposure in effect on the date on which indemnification is sought under this Section 8.09 (or, if indemnification is sought after the date upon which the Term Loan Commitments shall have terminated and the Loans shall have been Paid in Full, ratably in accordance with such Term Loan Exposure immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of, the Term Loan Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Administrative Agent under or in connection with any of the foregoing; provided, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from Administrative Agent’s gross negligence or willful misconduct. The agreements in this Section 8.09 shall survive the payment of the Loans and all other amounts payable hereunder.

SECTION 8.10 Restrictions on Actions by Lenders; Sharing of Payments.

(a) Each of the Lenders agrees that it shall not, without the express written consent of the Administrative Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Administrative Agent, set off against the Obligations, any amounts owing by such Lender to any Loan Party or any of their respective Subsidiaries or any deposit accounts of any Loan Party or any of their respective Subsidiaries now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Administrative Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Loan Document against any Loan Party or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b) Subject to Section 9.08, if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from the Administrative Agent pursuant to the terms of this Agreement, or (ii) payments from the Administrative Agent in excess of such Lender’s pro rata share of all such distributions by Administrative Agent, such Lender promptly shall (A) turn the same over to the Administrative Agent, in kind, and with such endorsements as may be required to negotiate the same to the Administrative Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their pro rata shares; provided, that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

SECTION 8.11 Agency for Perfection. Administrative Agent hereby appoints each other Secured Party as its agent (and each Secured Party hereby accepts such appointment) for the purpose of perfecting the Administrative Agent’s Liens in assets which, in accordance with Article VII or Article VIII, as applicable, of the Uniform Commercial Code of any applicable state can be perfected only by possession or control. Should any Secured Party obtain possession or control of any such Collateral, such Secured Party shall notify Administrative Agent thereof, and, promptly upon Administrative Agent’s request therefor shall deliver possession or control of such Collateral to Administrative Agent or in accordance with Administrative Agent’s instructions.

SECTION 8.12 Authorization to File Proof of Claim. In case of the pendency of any bankruptcy, insolvency or other similar proceeding with respect to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable or whether the Administrative Agent shall have made any demand therefor) shall be entitled: (i) to file and prove a claim in such proceeding for the full amount of the principal and interest in respect of the Loans and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for reimbursement under Section 9.03) allowed in such proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any trustee, liquidator or another similar official in any such proceedings is hereby authorized by each Lender to make such payments to the Administrative Agent for the account of such Lender. Nothing contained herein shall be deemed to authorize the Administrative Agent to consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the obligations of the Loan Party hereunder or the rights of any Lender, or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

SECTION 8.13 Credit Bids. Each Loan Party and each Secured Party hereby irrevocably authorizes Administrative Agent, based upon the written instruction of the Required Lenders (subject to the provisions of the Agreement Among Lenders), to bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral at any sale thereof conducted (i) by Administrative Agent under the provisions of the Code, including pursuant to Sections 9-610 or 9-620 of the Code (ii) under the provisions of the Bankruptcy Code, including Section 363, 365 and/or 1129 of the Bankruptcy Code or (iii) by Administrative Agent (whether by judicial action or otherwise, including a foreclosure sale) in accordance with applicable law (clauses (i), (ii) an (iii), a “Collateral Sale”); and in connection with any Collateral Sale based upon the written instruction of Required Lenders (subject to the provisions of the Agreement Among Lenders), Administrative Agent may accept non-cash consideration, including debt and equity securities issued by such acquisition vehicle under the direction or control of Administrative Agent and Administrative Agent may offset all or any portion of the Obligations against the purchase price of such Collateral. Each Secured Party hereby agrees that, except as otherwise provided in any Loan Documents or with the written consent of the Administrative Agent, Administrative Agent and the Required Lenders (subject to the provisions of the Agreement Among Lenders), it will not take any enforcement action, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under applicable law to credit bid at foreclosure sales, UCC sales or other similar dispositions of Collateral.

SECTION 8.14 Binding Effect. Each Secured Party, by accepting the benefits of the Loan Documents, agrees that (i) any action taken by Administrative Agent or the Required Lenders (or, if expressly required hereby, a greater proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by Administrative Agent in reliance upon the instructions of Required Lenders (or, where so required, such greater proportion) and (iii) the exercise by Administrative Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties.

ARTICLE IX

Miscellaneous.

SECTION 9.01 Notices.

(a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by electronic transmission). All such written notices shall be mailed, e-mailed or delivered to the applicable address or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Loan Parties or the Administrative Agent, to the address, electronic mail address or telephone number specified for such Person on Schedule 9.01 or to such other address, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower and the Administrative Agent.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii)(A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, three (3) Business Days after deposit in the mails, postage prepaid; and (C) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 9.01(c)), when delivered; provided that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person.

(b) Loan Documents may be transmitted and/or signed by electronic communication. The effectiveness of any such documents and signatures shall have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders.

(c) The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Notices of Borrowing) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. All telephonic notices to Administrative Agent may be recorded by Administrative Agent, and each of the parties hereto hereby consents to such recording.

SECTION 9.02 Waivers; Amendments.

(a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or (y) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders; provided that, in addition to the consent of the Required Lenders, no such agreement shall (i) increase the Term Loan Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting Lender), (ii) reduce or forgive the principal amount of any Loan or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby (provided that waiver of any default interest or waiver of any Default or Event of Default shall not be limited hereby), (iii) postpone any scheduled date of payment of the principal amount of any Loan, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Term Loan Commitment, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby, (iv) change Section 2.18(b) or (d) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender (other than any Defaulting Lender), (v) [reserved], (vi) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (other than any Defaulting Lender) directly affected thereby, (vii) change Section 2.20, without the consent of each Lender (other than any Defaulting Lender), (viii) release any Guarantor from its obligation under its Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender (other than any Defaulting Lender), or (ix) except as provided in clause (c) of this Section or in the Intercreditor Agreement or in any Collateral Document, release all or substantially all of the Collateral, without the written consent of each Lender (other than any Defaulting Lender); provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent (it being understood that any amendment to Section 2.20 shall require the consent of the Administrative Agent). The Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04. Any amendment, waiver or other modification of this Agreement or any other Loan Document that by its terms affects the rights or duties under this Agreement of the Lenders of one or more Classes (but not the Lenders of any other Class), may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite number or percentage in interest of each affected Class of Lenders that would be required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time.

(c) The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the Payment in Full of all Secured Obligations, and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender, (ii) constituting property being sold or disposed of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interests of a Loan Party, the Administrative Agent is authorized to release any Loan Guaranty or Obligation Guaranty provided by such Loan Party, (iii) constituting property leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII. Except as provided in the preceding sentence, the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that the Administrative Agent may in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $5,000,000 during any calendar year without the prior written authorization of the Required Lenders (it being agreed that the Administrative Agent may rely conclusively on one or more certificates of the Borrower as to the value of any Collateral to be so released, without further inquiry). The Administrative Agent and the Lenders agree that the Administrative Agent shall execute and deliver all documents reasonably requested by any Loan Party to effect or otherwise evidence such release permitted hereunder. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent.

(d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement; provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.14 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender.

(e) Notwithstanding anything to the contrary herein the Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency.

(f) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders holding Term Loans with a like maturity date, in each case on a pro rata basis (based on the aggregate outstanding principal amount of such respective Term Loans) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate from time to time transactions with individual Lenders that accept the terms contained in any such Extension Offers to extend the maturity date of each such Lender’s Term Loans, and, subject to the terms hereof, otherwise modify the terms of such Term Loans pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate and/or fees payable in respect of such Term Loan (and related outstandings) and/or modifying the amortization Schedule in respect of such Lender’s Term Loans) (each, an “Extension”; and each group of Term Loans as so extended, as well as the original Term Loans (not so extended), being a separate Class), so long as the following terms are satisfied:

(i) no Default or Event of Default shall have occurred and be continuing as of the date the applicable Extension Offer is delivered to the Lenders;

(ii) except as to interest rates, fees (including upfront fees), funding discounts, prepayment premiums, amortization, final maturity date, premium, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (iii), (iv) and (v), be determined by the Borrower and set forth in the relevant Extension Offer, subject to acceptance by the Extending Lenders), the Term Loans of any Lender that agrees to an Extension with respect to such Term Loan owed to it (an “Extending Lender”) extended pursuant to any Extension (“Extended Term Loan”) shall have the same terms (or terms not less favorable to existing Lenders) as the Term Loans subject to such Extension Offer (except for covenants or other provisions contained therein applicable only to periods after the then latest maturity date);

(iii) the final maturity date of any Extended Term Loan shall be no earlier than the latest maturity date of the Term Loans extended thereby and the amortization Schedule applicable to Loans pursuant to Section 2.10(a) for periods prior to the original maturity date of the Term Loans shall not be increased;

(iv) the weighted average life to maturity of any Extended Term Loan shall be no shorter than the weighted average life to maturity of the Term Loans extended thereby;

(v) any Extended Term Loan may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) with non-extended Term Loans in any voluntary or mandatory prepayments hereunder, in each case as specified in the respective Extension Offer;

(vi) if the aggregate principal amount of Term Loans (calculated on the outstanding principal amount thereof) in respect of which Lenders shall have accepted the relevant Extension Offer shall exceed the maximum aggregate principal amount of Term Loans offered to be extended by the Borrower pursuant to such Extension Offer, then the Term Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal or commitment amounts with respect to which such Lenders have accepted such Extension Offer; and

(vii) any applicable Minimum Extension Condition shall have been satisfied unless waived by the Borrower.

With respect to all Extensions consummated by the Borrower pursuant to this Section, (i) such Extensions shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.25 or 2.26 and (ii) no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Borrower may at its election specify as a condition to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Borrower’s sole discretion and may be waived by the Borrower) of Term Loans be tendered (a “Minimum Extension Condition”). The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Term Loan on the such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit or conflict with any such Extension or any other transaction contemplated by this Section.

No consent of any Lender or Administrative Agent shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such Extension with respect to one or more of its Term Loans (or a portion thereof). All Extended Term Loans and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents and secured by the Collateral on a pari passu basis with all other applicable Obligations. The Lenders hereby irrevocably authorize Administrative Agent to enter into amendments to this Agreement and the other Loan Documents with the Borrower (on behalf of all Loan Parties) as may be necessary. Without limiting the foregoing, in connection with any Extensions the applicable Loan Parties shall (at their expense) amend (and the Administrative Agent is hereby directed by the Lenders to amend) any Mortgage that has a maturity date prior to the later of the then latest maturity date of the Term Loans, so that such maturity date referenced therein is extended to the later of the then latest maturity date of the Term Loans (or such later date as may be advised by local counsel to the Administrative Agent). The Administrative Agent shall promptly notify each Lender of the effectiveness of each such amendment.

In connection with any Extension, the Borrower shall provide the Administrative Agent at least five (5) Business Days (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including, without limitation, regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 9.02(f).

This Section 9.02(f) shall supersede any provisions of this Section 9.02 to the contrary.

SECTION 9.03 Expenses; Indemnity; Damage Waiver.

(a) The Loan Parties shall, jointly and severally, pay promptly following written demand (including documentation supporting such request), (i) all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable and documented fees, charges and disbursements of one outside general counsel (plus, if necessary, one local counsel in any relevant jurisdiction and one counsel with respect any specialized matters) for the Administrative Agent in connection with the syndication and distribution (including, without limitation, via the internet or through an Electronic System of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the reasonable and documented fees, charges and disbursements of a single counsel for the Administrative Agent or any Lender taken as a whole, and if reasonably necessary, one additional local counsel and one additional specialist counsel in each other jurisdiction, but excluding any allocated costs of in-house counsel (and, in light of actual or perceived conflicts of interest or the availability of different claims or defenses, with the Borrower’s consent (not to be unreasonably withheld or delayed), one additional counsel for each similarly affected group of Lenders (taken as a whole) and, if reasonably necessary, one additional local counsel and one additional specialist counsel in each other jurisdiction, but excluding any allocated costs of in-house counsel), in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) The Loan Parties shall, jointly and severally, indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the reasonable fees, charges and disbursements of one outside general counsel (plus, if necessary, one local counsel in any relevant jurisdiction and one counsel with respect any specialized matters) for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, (iv) the failure of a Loan Party to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by a Loan Party for Taxes pursuant to Section 2.17, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation or proceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses (1) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (A) the gross negligence, bad faith or willful misconduct of such Indemnitee, or (B) a claim made by the Borrower alleging that such losses, claim, damages, penalties, liabilities or expenses arose from material breach of the Loan Documents by such Indemnitee or (2) arise from any disputes solely among Indemnitees (other than any claims against an Indemnitee in its capacity or in fulfilling its role as the Administrative Agent, arranger or similar role under the Loan Documents). This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim.

(c) To the extent that any Loan Party fails to pay any amount required to be paid by it to the Administrative Agent (or any sub-agent thereof) (or any Related Party of any of the foregoing) under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent (or any Related Party of any of the foregoing), as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (it being understood that the Loan Parties’ failure to pay any such amount shall not relieve any Loan Party of any default in the payment thereof); provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent.

(d) To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet) or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof; provided that, nothing in this paragraph (d) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(e) All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 9.04 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Persons (other than an Ineligible Institution unless an Event of Default under clauses (a), (b), (h) or (i) of Article VII has occurred and is continuing) (each an “Eligible Assignee”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Term Loan Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of:

(A) the Borrower; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof, and provided, further, that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

(B) the Administrative Agent.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Term Loan Commitment or Loans of any Class, the amount of the Term Loan Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 unless the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Ineligible Institution” means a (a) natural person, (b) a Defaulting Lender, (c) Disqualified Institution, or (d) holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or Term Loan Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business or (d) a Loan Party or a Subsidiary or other Affiliate of a Loan Party.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Loan Commitment of, and principal amount and stated interest of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error), and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. It is the intention of the parties to this Agreement that the credit obligations of the Loan Parties hereunder at all times be maintained in “registered form” within the meaning of Treasury Regulation Section 5f.103-1(c), and the provisions regarding the assignment or participation of interests hereunder shall be interpreted in a manner consistent with such intent.

(v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.07, 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) Any Lender may, without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other entities (a “Participant”) other than, unless an Event of Default under clauses (a), (b), (h) or (i) of Article VII has occurred and is continuing, an Ineligible Institution in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Term Loan Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) and (g) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.17(g) will be delivered to the Borrower and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.14 or 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation (to the extent such participation is made with the Borrower’s prior written consent).

Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Term Loan Commitments, Loans or its other obligations under this Agreement) to any Person except to the extent that such disclosure is necessary to establish that such Term Loan Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Term Loan Commitments have not expired or terminated. The provisions of Sections 2.14, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Term Loan Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof.

SECTION 9.06 Counterparts; Integration; Effectiveness; Electronic Execution.

(a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b) Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

SECTION 9.07 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final), other than Excluded Accounts, at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Loan Party against any of and all the Secured Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Borrower and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process.

(a) Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

(b) Submission to Jurisdiction. Any legal action or proceeding with respect to any Loan Document shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each Person executing this Agreement hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing in this Agreement shall limit the right of Agent to commence any proceeding in the federal or state courts of any other jurisdiction to the extent Agent determines that such action is necessary or appropriate to exercise its rights or remedies under the Loan Documents. The parties hereto (and, to the extent set forth in any other Loan Document, each other Loan Party) hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(c) Service of Process. Each Person party hereto hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with any Loan Document by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of such Person as specified herein (and shall be effective when such mailing shall be effective, as provided therein). Each Person party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d) Non-Exclusive Jurisdiction. Nothing contained in this Section 9.09 shall affect the right of any Person party hereto to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any other Person party hereto in any other jurisdiction.

SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12 Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by any Requirement of Law or by any subpoena or similar legal process; provided, that the Administrative Agent shall, to the extent reasonably practicable and not otherwise prohibited thereby, (x) give the Borrower written notice prior to disclosing the information to the extent permitted by such requirement and (y) reasonably cooperate, at the cost of the Borrower, to obtain a protective order or similar confidential treatment, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower, or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY, AND ITS AFFILIATES, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE COMPANY, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

SECTION 9.13 Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board) for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any Requirement of Law.

SECTION 9.14 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act.

SECTION 9.15 Disclosure. Each Loan Party and each Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.

SECTION 9.16 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the other Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.

SECTION 9.17 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.18 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i)(A) the arranging and other services regarding this Agreement provided by the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Lenders and their Affiliates, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii)(A) each of the Lenders and their Affiliates is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) no Lender or any of its Affiliates has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except, in the case of a Lender, those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and no Lender or any of its Affiliates has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against each of the Lenders and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

SECTION 9.19 Marketing Consent. The Borrower hereby authorizes the Administrative Agent and its affiliates, at their respective sole expense, but without any prior approval by the Borrower, to publish such tombstones and give such other publicity to this Agreement as each may from time to time determine in its sole discretion. The foregoing authorization shall remain in effect unless and until the Borrower notifies Administrative Agent in writing that such authorization is revoked.

SECTION 9.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 9.21 No Fiduciary Duty, Etc. The Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to the Borrower with respect to the Loan Documents and the transaction contemplated therein and not as a financial advisor or a fiduciary to, or an agent of, the Borrower or any other person. The Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, the Borrower acknowledges and agrees that no Credit Party is advising the Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. The Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Credit Parties shall have no responsibility or liability to the Borrower with respect thereto. The Borrower further acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party, together with its affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, the Borrower and other companies with which the Borrower may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. In addition, the Borrower acknowledges and agrees, and acknowledges its subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which the Borrower may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from the Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with the Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. The Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to the Borrower, confidential information obtained from other companies.

SECTION 9.22 Intercreditor Agreement. Each of the Lenders hereby acknowledges that it has received and reviewed the Intercreditor Agreement and agrees to be bound by the terms thereof as if such Lender was a signatory thereto. Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 9.04) hereby authorizes and directs the Administrative Agent to enter into the Intercreditor Agreement on behalf of such Lender and agrees that the Administrative Agent, in its various capacities thereunder, may take such actions on its behalf as is contemplated by the terms of the Intercreditor Agreement.

ARTICLE X

Loan Guaranty

SECTION 10.01 Guaranty. Each Loan Guarantor (other than those that have delivered a separate Guarantee) hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all costs and expenses, including, without limitation, all court costs and reasonable attorneys’ and paralegals’ fees (excluding allocated costs of in-house counsel and paralegals) and expenses paid or incurred by the Administrative Agent and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, the Borrower, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the “Guaranteed Obligations”. Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations.

SECTION 10.02 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Administrative Agent or any Lender to sue the Borrower, any Loan Guarantor, any other guarantor of, or any other Person obligated for, all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations.

SECTION 10.03 No Discharge or Diminishment of Loan Guaranty.

(a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than Payment in Full of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of the Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Administrative Agent, any Lender or any other Person, whether in connection herewith or in any unrelated transactions.

(b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

(c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection or invalidity of any indirect or direct security for the obligations of the Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than Payment in Full of the Guaranteed Obligations).

SECTION 10.04 Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of the Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of the Borrower, any Loan Guarantor or any other Obligated Party, other than Payment in Full of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party or any other Person. Each Loan Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. The Administrative Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty except to the extent the Guaranteed Obligations have been Paid in Full. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security.

SECTION 10.05 Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification, that it has against any Obligated Party or any collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Administrative Agent and the Lenders.

SECTION 10.06 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Administrative Agent and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Administrative Agent.

SECTION 10.07 Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent or any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks.

SECTION 10.08 [Reserved].

SECTION 10.09 Taxes. Each payment of the Guaranteed Obligations will be made by each Loan Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Loan Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Loan Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Loan Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the Administrative Agent or Lender (as the case may be) receives the amount it would have received had no such withholding been made.

SECTION 10.10 Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transaction Act or similar statute or common law. In determining the limitations, if any, on the amount of any Loan Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account.

SECTION 10.11 Contribution.

(a) To the extent that any Loan Guarantor shall make a payment under this Loan Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Loan Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Loan Guarantor if each Loan Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Loan Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Loan Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible Payment in Full in cash of the Guarantor Payment and the Payment in Full of the Guaranteed Obligations and the termination of this Agreement, such Loan Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

(b) As of any date of determination, the “Allocable Amount” of any Loan Guarantor shall be equal to the excess of the fair saleable value of the property of such Loan Guarantor over the total liabilities of such Loan Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Loan Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Loan Guarantors as of such date in a manner to maximize the amount of such contributions.

(c) This Section 10.11 is intended only to define the relative rights of the Loan Guarantors, and nothing set forth in this Section 10.11 is intended to or shall impair the obligations of the Loan Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty.

(d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Guarantor or Loan Guarantors to which such contribution and indemnification is owing.

(e) The rights of the indemnifying Loan Guarantors against other Loan Guarantors under this Section 10.11 shall be exercisable upon the Payment in Full of the Guaranteed Obligations and the termination of this Agreement.

SECTION 10.12 Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Administrative Agent and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

RTI SURGICAL, INC.

By:

Name:

Title:

OTHER LOAN PARTIES:

PIONEER SURGICAL TECHNOLOGY, INC.

By:

Name:

Title:

REGENERATION TECHNOLOGIES, INC. - CARDIOVASCULAR

By:

Name:

Title:

BIOLOGICAL RECOVERY GROUP, INC.

By:

Name:

Title:

RTI SERVICES, INC.

By:

Name:

Title:

RTI DONOR SERVICES, INC.

By:

Name:

Title:

Signature Page to Second Lien Credit Agreement

TUTOGEN MEDICAL, INC.

By:

Name:

Title:

TUTOGEN MEDICAL (UNITED STATES), INC.

By:

Name:

Title:

ANGSTROM ACQUISITION CORP. II

By:

Name:

Title:

PIONEER SURGICAL ORTHOBIOLOGICS, INC.

By:

Name:

Title:

ZYGA TECHNOLOGY, INC.

By:

Name:

Title:

PARADIGM SPINE, LLC

By:

Name:

Title:

Signature Page to Second Lien Credit Agreement

BEARS HOLDING SUB, INC.

By:

Name:
Title:

ANDI’S BELMARALL, LLC

By:

Name:
Title:

FOURTH DIMENSION SPINE, LLC

By:

Name:
Title:

Signature Page to Second Lien Credit Agreement

ARES CAPITAL CORPORATION, individually and as Administrative Agent and as a Lender

By:

Name:
Title:

CION ARES DIVERSIFIED CREDIT FUND, as a Lender

By:

Name:
Title:

ARES CENTRE STREET PARTNERSHIP, L.P., as a Lender

By:

Name:
Title:

ARES PCS HOLDINGS INC., as a Lender

By:

Name:
Title:

ARES PRIVATE CREDIT SOLUTIONS, L.P., as a Lender

By:

Name:
Title:

ARES JASPER FUND, L.P., as a Lender

By:

Name:
Title:

Signature Page to Second Lien Credit Agreement

ARES ND CREDIT STRATEGIES FUND LLC, as a Lender

By:

Name:
Title:

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES OF SALI MULTI-SERIES FUND, L.P., as a Lender

By:

Name:
Title:

ARES SENIOR DIRECT LENDING MASTER FUND DESIGNATED ACTIVITY COMPANY, as a Lender

By:

Name:
Title:

ARES SENIOR DIRECT LENDING PARALLEL FUND (L), L.P., as a Lender

By:

Name:
Title:

ARES SENIOR DIRECT LENDING PARALLEL FUND (U), L.P., as a Lender

By:

Name:
Title:

ARES SDL HOLDINGS (U) INC., as a Lender

By:

Name:
Title:

Signature Page to Second Lien Credit Agreement

ARES DIRECT FINANCE I LP, as a Lender

By:

Name:
Title:

ARES ECSF VIII (BUMA), L.P., as a Lender

By:

Name:
Title:

Signature Page to Second Lien Credit Agreement

COMMITMENT SCHEDULE

Lender	Term Loan Commitment	Total Commitment
Ares Capital Corporation	$90,769,940.80	$90,769,940.80
CION Ares Diversified Credit Fund	$3,000,000.00	$3,000,000.00
Ares Centre Street Partnership, L.P.	$4,864,611.93	$4,864,611.93
Ares PCS Holdings Inc.	$16,128.24	$16,128.24
Ares Private Credit Solutions, L.P.	$8,871.76	$8,871.76
Ares Jasper Fund, L.P.	$25,000.00	$25,000.00
Ares ND Credit Strategies Fund LLC	$25,000.00	$25,000.00
Ares Credit Strategies Insurance Dedicated Fund Series of SALI Multi-Series Fund, L.P.	$447,850.88	$447,850.88
Ares Senior Direct Lending Master Fund Designated Activity Company	$17,692.88	$17,692.88
Ares Senior Direct Lending Parallel Fund (L), L.P.	$3,135.31	$3,135.31
Ares Senior Direct Lending Parallel Fund (U), L.P.	$2,655.20	$2,655.20
Ares SDL Holdings (U) Inc.	$1,516.61	$1,516.61
Ares Direct Finance I LP	$504,518.85	$504,518.85
Ares ECSF VIII (BUMA), L.P.	$313,077.54	$313,077.54
Total	$100,000,000	$100,000,000

Commitment Schedule

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Second Lien Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and other rights of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	______________________________

2.	Assignee:	______________________________ [and is an Affiliate/Approved Fund of [identify Lender]]

3.	the Borrower:	RTI Surgical, Inc., a Delaware corporation

4.	Administrative Agent:	Ares Capital Corporation, as the administrative agent under the Credit Agreement

5.	Credit Agreement:

The $100,000,000 Second Lien Credit Agreement dated as of March 8, 2019 among RTI Surgical, Inc., a Delaware corporation, as the Borrower, the other Loan Parties party thereto, the Lenders parties thereto, Ares Capital Corporation, as Administrative Agent, and the other agents parties thereto

Exhibit A – Page 1

6. Assigned Interest:

Facility Assigned	Aggregate Amount of Term Loan Commitment/Loans for all Lenders	Amount of Term Loan Commitment/ Loans Assigned	Percentage Assigned of Term Loan Commitment/Loans
	$	$	%
	$	$	%
	$	$	%

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:

Name:
Title:

Exhibit A – Page 2

[Consented to and] Accepted:

ARES CAPITAL CORPORATION, as [Administrative Agent]

By:

Name:
Title:

[Consented to:]

[NAME OF RELEVANT PARTY]

By:

Name:
Title:

Exhibit A – Page 3

ANNEX 1

ASSIGNMENT AND ASSUMPTION

[__________________________]

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any arranger or any other Lender and their respective Related Parties, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any arranger, the Assignor or any other Lender or their respective Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

Exhibit A – Page 4

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance of the terms of this Assignment and Assumption by the Assignee and the Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit A – Page 5

EXHIBIT B

[FORM OF]

NOTICE OF CONVERSION OR CONTINUATION

ARES CAPITAL CORPORATION

as the Administrative Agent under the Credit Agreement

referred to below

245 Park Avenue, 44th Floor

New York, NY 10167

Attn: Portfolio Manager – RTI Surgical

___________, 20__

Re: RTI SURGICAL, INC., a Delaware corporation (the “Borrower”)

Reference is made to the Second Lien Credit Agreement, dated as of March 8, 2019 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the other Loan Parties from time to time party thereto and the Lenders from time to time party thereto and Ares Capital Corporation, as the Administrative Agent for the Lenders. Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The Borrower hereby gives you irrevocable notice, pursuant to Section 2.08 of the Credit Agreement of its request for the following:

(i) a continuation, on _______ __, 20__, as LIBOR Loans having an Interest Period of ___ months of [a portion of] the Term Loan in an aggregate outstanding principal amount of $_______ having an Interest Period ending on the proposed date for such continuation;

(ii) a conversion, on _______ __, 20__, to LIBOR Loans having an Interest Period of ___ months of [a portion of] the Term Loan in an aggregate outstanding principal amount of $_______; and

(iii) a conversion, on _______ __, 20__, to Base Rate Loans, of [a portion of] the Term Loan in an aggregate outstanding principal amount of $_________.

[In connection herewith, the undersigned hereby certifies that, except as set forth on Schedule A attached hereto, no Event of Default has occurred and is continuing on the date hereof.]2

RTI SURGICAL, INC., a Delaware corporation, as the Borrower

By:

Name:
Title:

[2]	To be included only if Loans are being converted into or continued as LIBOR Loans.

Exhibit B – Page 1

EXHIBIT C

COMPLIANCE CERTIFICATE

To:	The Lenders parties to the

Second Lien Credit Agreement Described Below

This Compliance Certificate is furnished pursuant to that certain Second Lien Credit Agreement dated as of March 8, 2019 (as amended, modified, renewed or extended from time to time, the “Agreement”) among RTI SURGICAL, INC., a Delaware corporation (the “Borrower”), the other Loan Parties, the Lenders party thereto and Ares Capital Corporation, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES, ON ITS BEHALF AND ON BEHALF OF THE BORROWER BUT NOT IN ANY INDIVIDUAL CAPACITY, THAT:

1. I am the duly elected [__________] of the Borrower;

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements [for quarterly or monthly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes];

3. The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement;

4. I hereby certify that no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization without having given the Administrative Agent the notice required by Section 4.15 of the Security Agreement;

5. Schedule I attached hereto sets forth financial data and computations with respect to Section 6.12 of the Agreement and, if applicable, evidencing the Borrower’s compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct; and

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, are taking, or propose to take with respect to each such condition or event or (i) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

Exhibit C – Page 1

The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this __ day of _______, ____.

RTI SURGICAL, INC., as the Borrower

By:

Name:
Title:

Exhibit C – Page 2

SCHEDULE I

Compliance as of _________, ____ with

Provisions of __ and __ of the Agreement

Exhibit C – Page 3

EXHIBIT D

[FORM OF]

NOTICE OF BORROWING

ARES CAPITAL CORPORATION

as the Administrative Agent under the Credit Agreement

referred to below

245 Park Avenue, 44th Floor

New York, NY 10167

Attn: Portfolio Manager – RTI Surgical, Inc.

Ladies and Gentlemen:

This Notice of Borrowing is delivered to you as of _______ __, 20__ pursuant to Section 2.03 of the Second Lien Credit Agreement, dated as of March 8, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among RTI Surgical, Inc., a Delaware corporation (“Borrower”), the other Loan Parties party thereto, the Lenders party thereto, and ARES CAPITAL CORPORATION, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein shall have the meanings provided in the Credit Agreement.

The Borrower hereby requests that on _______ __, 20__, a Term Loan in the aggregate principal amount of _______ ($_______).

The Borrower hereby acknowledges that, pursuant to Section 4.02(a) of the Credit Agreement, the acceptance by the Borrower of the proceeds of the Borrowing requested hereby constitutes a representation and warranty by the Borrower, that, on the date of such Borrowing (both immediately before and after giving effect thereto and to the application of the proceeds thereof) all the statements set forth in Section 4.02(a) of the Credit Agreement are true and correct.

The Borrower agrees that if, prior to the time of the Borrowing requested hereby, any matter certified to herein by it will not be true and correct in all respects or material respects, as applicable under Section 4.02(a) of the Credit Agreement, at the date of such Borrowing as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby, the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified as true and correct at the date of such Borrowing.

Please wire transfer the proceeds of the Borrowing to the following account and financial institution:

(1) Bank Name: [ ]
Bank Address: [ ]
Account Name: [ ]
Account No.: [ ]
ABA No.: [ ]
Attention: [ ]

[Remainder of page left intentionally blank.]

Exhibit D – Page 1

The Borrower has caused this Notice of Borrowing to be executed and delivered as of the date first written above.

RTI SURGICAL, INC. a Delaware corporation

By
Name:
Title:

Exhibit D – Page 2

EXHIBIT E-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Lien Credit Agreement dated as of [_______ __, 20__] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among RTI SURGICAL, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto, the Lenders party thereto and Ares Capital Corporation, in its capacity as Administrative Agent for the Lenders.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date: _____________, 20[____]

Exhibit E-1

EXHIBIT E-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Lien Credit Agreement dated as of [_______ __, 20__] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among RTI SURGICAL, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto, the Lenders party thereto and Ares Capital Corporation, in its capacity as Administrative Agent for the Lenders.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: _____________, 20[____]

Exhibit E-2

EXHIBIT E-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Lien Credit Agreement dated as of [_______ __, 20__] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among RTI SURGICAL, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto, the Lenders party thereto and Ares Capital Corporation, in its capacity as Administrative Agent for the Lenders.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: _____________, 20[____]

Exhibit E-3

EXHIBIT E-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Second Lien Credit Agreement dated as of [_______ __, 20__] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among RTI SURGICAL, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party thereto, the Lenders party thereto and Ares Capital Corporation, in its capacity as Administrative Agent for the Lenders.

Pursuant to the provisions of Section 2.17 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:

Name:

Title:

Date: _____________, 20[____]

Exhibit E-4